______________________________________________________________________________

LOAN AND SECURITY AGREEMENT

dated as of November 10, 2014

between

PERNIX GROUP, INC.

as a Borrower,

PERNIX RE LLC, as a Borrower,

and

BARRINGTON BANK & TRUST COMPANY, NATIONAL ASSOCIATION,

as Lender

________________________________________________________________________

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TABLE OF CONTENTS

		Page
SECTION 1	DEFINITIONS.	1
1.1	Definitions	1
1.2	Other Interpretive Provisions	18
SECTION 2	COMMITMENTS OF LENDER; BORROWING, CONVERSION AND LETTER OF CREDIT PROCEDURES; EVIDENCING OF LOANS.	19
2.1	Commitments	19
2.2	Loan Procedures	19
2.3	Letter of Credit Procedures	19
2.4	Notes	21
2.5	Recordkeeping	21
SECTION 3	INTEREST	21
3.1	Interest Rates	21
3.2	Interest Payment Dates	21
3.3	Setting and Notice of LIBOR Rates	22
3.4	Computation of Interest	22
SECTION 4	FEES	22
4.1	Letter of Credit Fees	22
4.2	Lender's Fees	22
SECTION 5	REDUCTION OR TERMINATION OF THE REVOLVING COMMITMENT; PREPAYMENTS.	22
5.1	Voluntary Reduction or Termination of the Revolving Commitment	22
5.2	Mandatory Prepayments	22
5.3	Voluntary Prepayments	23
5.4	Manner of Prepayments	23
5.5	Repayments	23
SECTION 6	MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES	23
6.1	Making of Payments	23
6.2	Application of Certain Payments	23
6.3	Due Date Extension	23
6.4	Setoff	24
6.5	Taxes	24
SECTION 7	INCREASED COSTS; SPECIAL PROVISIONS FOR LIBOR LOANS	24
7.1	Increased Costs	24

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(continued)

		Page
7.2	Basis for Determining Interest Rate Inadequate or Unfair	25
7.3	Changes in Law Rendering LIBOR Loans Unlawful	26
7.4	Funding Losses	26
7.5	Right of Lender to Fund through Other Offices	26
7.6	Discretion of Lender as to Manner of Funding	26
7.7	Mitigation of Circumstances	27
7.8	Conclusiveness of Statements; Survival of Provisions	27
SECTION 8	COLLATERAL AND COLLATERAL ADMINISTRATION	27
8.1	Grant	27
8.2	Certain Matters Relating to Receivables	27
8.3	Communications with Obligors; Loan Parties Remain Liable	28
8.4	Investment Property	29
8.5	Proceeds to be Turned Over to Lender	30
8.6	Application of Proceeds	30
8.7	Code and Other Remedies	31
8.8	Registration Rights	32
8.9	Waiver; Deficiency	33
8.10	Lender's Appointment as Attorney-in-Fact, etc.	33
8.11	Duty of Lender	35
8.12	Acknowledgements	35
8.13	Additional Parties	36
8.14	Releases	36
8.15	Obligations and Liens Absolute and Unconditional	36
8.16	Reinstatement	37
SECTION 9	REPRESENTATIONS AND WARRANTIES	37
9.1	Organization	37
9.2	Authorization; No Conflict	37
9.3	Validity and Binding Nature	38
9.4	Financial Condition	38
9.5	No Material Adverse Change	38
9.6	Litigation and Contingent Liabilities	38
9.7	Ownership of Properties; Liens	38

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(continued)

		Page
9.8	Equity Ownership; Subsidiaries	38
9.9	Pension Plans	39
9.10	Investment Company Act	39
9.11	Compliance with Laws	40
9.12	Regulation U	40
9.13	Taxes	40
9.14	Solvency, etc	40
9.15	Environmental Matters	40
9.16	Insurance	41
9.17	Real Property; Collateral Locations	41
9.18	Information	41
9.19	Burdensome Obligations	42
9.20	Labor Matters	42
9.21	Anti-Terrorism Laws	42
9.22	No Default	42
9.23	Subordinated Debt	42
9.24	Perfected First Priority Liens	42
9.25	Loan Party Information	43
9.26	Certain Property	43
9.27	Investment Property	43
9.28	Receivables and General Intangibles	44
9.29	Intellectual Property	44
9.30	Right to Use Intellectual Property	45
9.31	Inventory	45
9.32	Depositary and Other Accounts	45
9.33	Pernix – Serka LP; Pernix LTC LLC	45
9.34	Hedging Agreements	46
SECTION 10	AFFIRMATIVE COVENANTS	46
10.1	Reports, Certificates and Other Information	46
10.2	Books, Records and Inspections	49
10.3	Maintenance of Property; Insurance	49
10.4	Compliance with Laws; Payment of Taxes and Liabilities	50

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TABLE OF CONTENTS
(continued)

Page

10.5 Maintenance of Existence, etc. 50
10.6 Use of Proceeds 51
10.7 Employee Benefit Plans 51
10.8 Environmental Matters 51
10.9 Further Assurances 51
10.10 Deposit Accounts 52
10.11 Delivery of Instruments, Certificated Securities and Chattel Paper 53
10.12 Maintenance of Perfected Security Interest; Further Documentation 53
10.13 Investment Property 54
10.14 Receivables 55
10.15 Intellectual Property 56
10.16 Other Matters 57
10.17 Post Closing Covenants 58
SECTION 11 NEGATIVE COVENANTS 59
11.1 Debt 59
11.2 Liens 59
11.3 Operating Leases 60
11.4 Restricted Payments 61
11.5 Mergers, Consolidations, Sales 61
11.6 Modification of Organizational Documents 61
11.7 Transactions with Affiliates 61
11.8 Unconditional Purchase Obligations 61
11.9 Inconsistent Agreements 61
11.10 Business Activities; Issuance of Equity 62
11.11 Investments 62
11.12 Restriction of Amendments to Certain Documents 62
11.13 Fiscal Year 63
11.14 Financial Covenants 63
11.15 Hedging Agreement 63
11.16 Cancellation of Debt 63
11.17 Guarantees 63
11.18 Loans 63

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TABLE OF CONTENTS
(continued)

Page

11.19 Deposit Accounts 63
11.20 Pernix – Serka LP 63
SECTION 12 EFFECTIVENESS; CONDITIONS OF LENDING, ETC 63
12.1 Initial Credit Extension 63
12.2 Conditions 66
SECTION 13 EVENTS OF DEFAULT AND THEIR EFFECT 67
13.1 Events of Default 67
13.2 Effect of Event of Default 69
SECTION 14 GENERAL 70
14.1 Marshalling; Amendments 70
14.2 Confirmations 70
14.3 Notices 70
14.4 Computations 70
14.5 Costs, Expenses and Taxes 71
14.6 GOVERNING LAW 71
14.7 Confidentiality 72
14.8 Severability 72
14.9 Nature of Remedies 72
14.10 Entire Agreement 73
14.11 Counterparts 73
14.12 Successors and Assigns 73
14.13 Assignments; Participations 73
14.14 Captions 74
14.15 Customer Identification - USA Patriot Act Notice 74
14.16 INDEMNIFICATION BY LOAN PARTIES 74
14.17 Nonliability of Lender 75
14.18 FORUM SELECTION AND CONSENT TO JURISDICTION 76
14.19 WAIVER OF JURY TRIAL 76
SECTION 15 Joint and several liability, etc 76
15.1 Joint and Several 76
15.2 No Discharge or Diminishment 77
15.3 Defenses Waived 78

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TABLE OF CONTENTS
(continued)

		Page
15.4	Rights of Subrogation	78
15.5	Reinstatement; Stay of Acceleration	78
15.6	Information	78
15.7	Contribution	78
15.8	Liability Cumulative	79
15.9	Each Borrower as a Representative of other Borrowers	79

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ANNEXES

ANNEX A

Commitments

ANNEX B

Addresses for Notices

SCHEDULES

SCHEDULE 9.1

Qualification to do Business

SCHEDULE 9.6

Litigation and Contingent Liabilities

SCHEDULE 9.8

Subsidiaries

SCHEDULE 9.16

Insurance

SCHEDULE 9.17

Real Property; Collateral Locations; Collateral in Possession of

Lessor, Bailee, Consignee or Warehouseman

SCHEDULE 9.20

Labor Matters

SCHEDULE 9.24

Filings and Perfection

SCHEDULE 9.25

Loan Party Information

SCHEDULE 9.26

Vehicles

SCHEDULE 9.27

Investment Property

SCHEDULE 9.29

Intellectual Property

SCHEDULE 9.32

Depositary and Other Deposit Accounts

SCHEDULE 10.16

Commercial Tort Claims

SCHEDULE 11.1

Existing Debt

SCHEDULE 11.2

Existing Liens

SCHEDULE 11.11

Investments

EXHIBITS

EXHIBIT A

Legal Description of Real Property

EXHIBIT B

Form of Note

EXHIBIT C

Form of Compliance Certificate

EXHIBIT D

Form of Borrowing Base Certificate

EXHIBIT E

Form of Notice of Borrowing

EXHIBIT F

Form of Notice of LOC

EXHIBIT G

Form of Joinder

EXHIBIT H

Forms of Letter of Credit Applications

EXHIBIT I

Form of Membership Interest Pledge Agreement

EXHIBIT J

Form of Partnership Interest Pledge Agreement

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LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT, dated as of November 10, 2014 (as amended, restated, supplemented or modified from time to time, this “Agreement”), is entered into by and among  PERNIX GROUP, INC., a Delaware corporation (“Pernix”), PERNIX RE LLC, an Illinois limited liability company (“Pernix RE”, and together with Pernix, the “Borrowers”, each a “Borrower”) and BARRINGTON BANK & TRUST COMPANY, NATIONAL ASSOCIATION (the “Lender” and “Issuing Lender”).

Lender has agreed to make available to Borrowers a revolving credit facility and a letter of credit facility upon the terms and conditions set forth herein.

In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1

DEFINITIONS.

1.1

Definitions.  When used herein (a) the following terms are used herein as defined in the UCC: Accounts, Certificated Security, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Goods, Health Care Insurance Receivables, Instruments, Inventory, Leases, Letter-of-Credit Rights, Money, Payment Intangibles, Securities, Software, Supporting Obligations, Tangible Chattel Paper and (b) the following terms shall have the following meanings:

Account Debtor means any Person who is obligated to Pernix or any Subsidiary with respect to any Account or other Receivable.

Acknowledgment of Pledge means (i) that certain Acknowledgment of Pledge, executed by Pernix SHBC L.P., and (ii) any other acknowledgment of pledge (or similar document) delivered in connection with a Membership Interest Pledge Agreement or Partnership Interest Pledge Agreement.

Affected Loan is defined in Section 7.3.

Affiliate of any Person means (a) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, (b) any officer or director of such Person and (c) with respect to Lender, any entity administered or managed by Lender or an Affiliate or investment advisor thereof and which is engaged in making, purchasing, holding or otherwise investing in commercial loans.  A Person shall be deemed to be “controlled by” any other Person if such Person possesses, directly or indirectly, power to vote 5% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.  Unless expressly stated otherwise herein, Lender shall not be deemed an Affiliate of any Loan Party.

Agreement is defined in the preamble of this Agreement.

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Applicable Margin means, as of the day prior to the Reset Date, (i) if the At Lender Liquidity on such date is less than or equal to $5,000,000, 2.75%, (ii) if the At Lender Liquidity on such date is greater than $5,000,000, but less than or equal to $7,500,000, 2.25%, and (iii) if the At Lender Liquidity on such date is greater than $7,500,000, 1.60%.

Assignment of Interest means (i) that certain Assignment of Partnership Interest, executed by Pernix, Lender and the other parties thereto, and (ii) any other assignment of interest delivered in connection with a Membership Interest Pledge Agreement or Partnership Interest Pledge Agreement.

Assignee is defined in Section 14.13.1.

At Lender Liquidity means, as of any date, all cash and Cash Equivalent Investments of Pernix held or maintained at Lender on such date, minus any LOC Liquidity held in the LOC Account on such date.

Assignment of Leases and Rents means that certain Assignment of Leases and Rents, dated as of November 10, 2014, by Pernix RE, in favor of Lender, as the same may be amended, restated, supplemented or modified from time to time.

Attorney Costs means, with respect to any Person, all reasonable fees and charges of any counsel to such Person, the reasonable allocable cost of internal legal services of such Person, all reasonable disbursements of such internal counsel and all court costs and similar legal expenses.

Bank Product Agreements means those certain cash management service agreements entered into from time to time between any Loan Party and Lender or its Affiliates in connection with any of the Bank Products.

Bank Product Obligations means all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing by the Loan Parties to Lender or its Affiliates pursuant to or evidenced by the Bank Product Agreements and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all such amounts that a Loan Party is obligated to reimburse to Lender as a result of Lender purchasing participations or executing indemnities or reimbursement obligations with respect to the Bank Products provided to the Loan Parties pursuant to the Bank Product Agreements.

Bank Products means any service or facility extended to any Loan Party by Lender or its Affiliates, including, without limitation, (a) deposit accounts, (b) cash management services, including, without limitation, controlled disbursement, lockbox, electronic funds transfers (including, without limitation, book transfers, fedwire transfers, ACH transfers), online reporting and other services relating to accounts maintained with Lender or its Affiliates, (c) debit cards and (d) Hedging Agreements.

Base Rate means at any time, the Prime Rate.

Borrower and Borrowers are defined in the preamble of this Agreement.

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Borrowers’ Obligations means all Obligations of Borrowers.

Borrowing Base means an amount equal to (i) 70% of the fair market value of the Lombard Property, plus (ii) the lesser of (1) $1,000,000 and (2) (A) 75% of Eligible Accounts the related project or job of which is executed within the United State of America, plus (B) 30% of Eligible Accounts of the related project or job of which is executed outside the United States of America, plus (iii) 100% of cash held or maintained in the Pledged Account.

Borrowing Base Certificate means a certificate substantially in the form of Exhibit D.

BSA is defined in Section 10.4.

Business Day means any day on which Lender is open for commercial banking business in Chicago, Illinois and, in the case of a Business Day which relates to a LIBOR Loan, on which dealings are carried on in the London interbank eurodollar market.

Capital Lease means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

Capital Securities means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued or acquired after the Closing Date, including common shares, preferred shares, membership interests in a limited liability company, limited or general partnership interests in a partnership, interests in a trust, interests in other unincorporated organizations or any other equivalent of such ownership interest.

Cash Collateral means, with respect to any outstanding Letter of Credit, the cash to be held as cash collateral for such outstanding Letter of Credit, which amount may exceed the Stated Amount of such outstanding Letter of Credit.

Cash Equivalent Investment means, at any time, (a) any evidence of Debt, maturing not more than one year after such time, issued or guaranteed by the United States Government or any agency thereof, (b) commercial paper, maturing not more than one year from the date of issue, or corporate demand notes, in each case (unless issued by Lender or its holding company) rated at least A-l by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or P-l by Moody’s Investors Service, Inc., (c) any certificate of deposit, time deposit or banker’s acceptance, maturing not more than one year after such time, or any overnight Federal Funds transaction that is issued or sold by Lender or its holding company (or by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000), (d) any repurchase agreement entered into with Lender (or commercial banking institution of the nature referred to in clause (c)) which (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c) above and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of Lender (or other commercial banking institution) thereunder, (e) money market accounts or mutual funds which invest exclusively in assets satisfying the foregoing requirements, and (f) other short term liquid investments approved in writing by Lender.

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Change of Control means the occurrence of any of the following events: (a) any Person shall (i) own and control at least 51% of the outstanding Capital Securities of Pernix, or (ii) possess the right to elect (through contract, ownership of voting securities or otherwise) at all times a majority of the board of directors (or similar governing body) of Pernix and to direct the management policies and decisions of Pernix, (b) any change in ownership of more than 30% of the currently outstanding Capital Securities of Borrower, (c) Pernix shall cease to, directly or indirectly, own more than 51% and control the Capital Securities of its Subsidiaries as set forth on Schedule 9.8; or (c) Nidal Zayed shall cease to be chief executive officer and president of Pernix.

Chattel Paper means all “chattel paper” as such term is defined in Section 9-102(a)(11) of the UCC and, in any event, including with respect to any Loan Party, all Electronic Chattel Paper and Tangible Chattel Paper.

Closing Date is defined in Section 12.1.

Code means the Internal Revenue Code of 1986, as amended from time to time.

Collateral means (a) all property, wherever located, whether real or personal, now owned or existing or at any time hereafter arising or acquired by the Loan Parties or in which the Loan Parties now have or at any time in the future may acquire any right, title or interest, including all of the Loan Parties’ Pledged Equity, Accounts, Chattel Paper, Commercial Tort Claims (as set forth on Schedule 10.16), Deposit Accounts, Documents, Equipment, Fixtures, General Intangibles, Health Care Insurance Receivables, Farm Products, Goods, Instruments, Intellectual Property, Inventory, Investment Property, Leases, Letter-of-Credit Rights, Money, Records, securities accounts, Securities and Supporting Obligations, (b) the Pledged Interests, and the certificates and other instruments or agreements, if any, representing or evidencing the Pledged Interests, and all dividends, distributions, cash, instruments, securities, general intangibles, financial assets, securities entitlements, investment property and all supporting obligations related thereto, and any and all additions, substitutions, replacements, profits, payments, subscription, voting, preferential rights or other rights of any kind received on account of any of the foregoing or accruing with respect thereto or by reason of recapitalization, reclassification, merger, consolidation, liquidation, exchange, renewal, redemption, substitution, or other transaction regarding the Pledged Interests, (c) (1) all rights of Pernix’s embodied in or arising out of Pernix’s status as the general partner of Pernix SHBC L.P., consisting of: (A) all economic rights, including without limitation, all rights to share in the profits and losses of Pernix SHBC L.P. and all rights to receive distributions of the assets of Pernix SHBC L.P.; and (B) all governance rights, including without limitation, all rights to vote, consent to action and otherwise participate in the management of Pernix SHBC L.P., and (2) all other rights and privileges of Pernix with respect to the interests and assets referred to in clause (b) above and in the SHBC Partnership Agreement, (d) all books and records pertaining to any of the foregoing, (e) all Proceeds and products of any of the foregoing, and (f) all collateral security and guaranties given by any Person with respect to any of the foregoing.

Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Loan Party, shall refer to such Loan Party’s Collateral or the relevant part thereof.

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Collateral Access Agreement means an agreement in form and substance reasonably satisfactory to Lender pursuant to which a mortgagee or lessor of real property on which Collateral is stored or otherwise located, or a warehouseman, processor or other bailee of Inventory or other property owned by any Loan Party, acknowledges the Liens of Lender and waives any Liens held by such Person on such property, and, in the case of any such agreement with a mortgagee or lessor, permits Lender reasonable access to and use of such real property following the occurrence and during the continuance of an Event of Default to assemble, complete and sell any Collateral stored or otherwise located thereon.

Collateral Documents means, collectively, the Mortgage, the Assignment of Leases and Rents, the Environmental Indemnity, each Membership Interest Pledge Agreement, each Partnership Interest Pledge Agreement, each Assignment of Interest, each Acknowledgment of Pledge, each Collateral Access Agreement, the Trademark Security Agreement, the Perfection Certificate, each Loan Guaranty, each control agreement, each pledge agreement, and any other agreement or instrument pursuant to which any Loan Party or any other Person grants or purports to grant Collateral to Lender or otherwise relates to such collateral.

Commitment means Lender’s commitment to make Loans, and to issue Letters of Credit, under this Agreement.  The initial amount of Lender’s commitment to make Loans is set forth on Annex A.

Compliance Certificate means a Compliance Certificate in substantially the form of Exhibit C.

Consolidated Net Income means, as of any date, with respect to Pernix and its Subsidiaries, (i) the consolidated net income (or loss) of Pernix and its Subsidiaries for the twelve-month period ending on such date, excluding extraordinary gains and any gains from discontinued operations during such twelve month period , plus (ii) to the extent deducted in determining such consolidated net income of Pernix and its Subsidiaries, the Consolidated Net Income Add-Back ..

Consolidated Net Income Add-Back means, for any period, (a) non-cash tax expense, (b) depreciation and amortization, and (c) value of accrued but unpaid stock dividends on Series B Capital Securities.

Contingent Liability means, with respect to any Person, each obligation and liability of such Person and all such obligations and liabilities of such Person incurred pursuant to any agreement, undertaking or arrangement by which such Person:  (a) guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, dividend, obligation or other liability of any other Person in any manner (other than by endorsement of instruments in the course of collection), including any indebtedness, dividend or other obligation which may be issued or incurred at some future time; (b) guarantees the payment of dividends or other distributions upon the Capital Securities of any other Person; (c) undertakes or agrees (whether contingently or otherwise):  (i) to purchase, repurchase, or otherwise acquire any indebtedness, obligation or liability of any other Person or any property or assets constituting security therefor,

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(ii) to advance or provide funds for the payment or discharge of any indebtedness, obligation or liability of any other Person (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, working capital or other financial condition of any other Person, or (iii) to make payment to any other Person other than for value received; (d) agrees to lease property or to purchase securities, property or services from such other Person with the purpose or intent of assuring the owner of such indebtedness or obligation of the ability of such other Person to make payment of the indebtedness or obligation; (e) to induce the issuance of, or in connection with the issuance of, any letter of credit for the benefit of such other Person; or (f) undertakes or agrees otherwise to assure a creditor against loss.  The amount of any Contingent Liability shall (subject to any limitation set forth herein) be deemed to be the outstanding principal amount (or maximum permitted principal amount, if larger) of the indebtedness, obligation or other liability guaranteed or supported thereby.

Controlled Group means all members of a controlled group of corporations, all members of a controlled group of trades or businesses (whether or not incorporated) under common control and all members of an affiliated service group which, together with Pernix or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code or Section 4001 of ERISA.

Copyrights means all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, including those listed on Schedule 9.29, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office, and the right to obtain all renewals of any of the foregoing.

Copyright Licenses means all written agreements naming any Loan Party as licensor or licensee, including those listed on Schedule 9.29, granting any right under any Copyright, including the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

Debt of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all indebtedness evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person as lessee under Capital Leases which have been or should be recorded as liabilities on a balance sheet of such Person in accordance with GAAP, (d) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business), (e) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person; provided that if such Person has not assumed or otherwise become liable for such indebtedness, such indebtedness shall be measured at the fair market value of such property securing such indebtedness at the time of determination, (f) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn), bankers’ acceptances and similar obligations issued for the account of such Person (including the Letters of Credit), (g) all Bank Product Obligations and Hedging Obligations of such Person, (h) all Contingent Liabilities of such Person, (i) all Debt of any partnership of which such Person is a general partner, (j) all non-compete payment obligations, earn-outs and similar obligations and (k) any Capital Securities or other equity instrument,

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whether or not mandatorily redeemable, that under GAAP is characterized as debt, whether pursuant to financial accounting standards board issuance No. 150 or otherwise.

Default means any event that, if it continues uncured, will, with lapse of time or notice or both, constitute an Event of Default.

Dollar and the sign “$” mean lawful money of the United States of America.

Eligible Account means an Account owing to Pernix which meets each of the following requirements:

(a)

it arises from the sale or lease of goods or the rendering of services which have been fully performed by Pernix; and if it arises from the sale or lease of goods, (i) such goods comply with such Account Debtor’s specifications (if any) and have been delivered to such Account Debtor and (ii) Pernix has possession of, or if requested by Lender has delivered to Lender, delivery receipts evidencing such delivery;

(b)

it (i) is subject to a perfected, first priority Lien in favor of Lender and (ii) is not subject to any other assignment, claim or Lien;

(c)

it is a valid, legally enforceable and unconditional obligation of the Account Debtor with respect thereto, and is not subject to the fulfillment of any condition whatsoever or any counterclaim, credit, allowance, discount, rebate or adjustment by the Account Debtor with respect thereto, or to any claim by such Account Debtor denying liability thereunder in whole or in part and the Account Debtor has not refused to accept and/or has not returned or offered to return any of the goods or services which are the subject of such Account;

(d)

there is no bankruptcy, insolvency or liquidation proceeding pending by or against the Account Debtor with respect thereto;

(e)

[Reserved.]

(f)

it is not an Account arising from a “sale on approval,” “sale or return,” “consignment” or “bill and hold” or subject to any other repurchase or return agreement;

(g)

it is not an Account with respect to which possession and/or control of the goods sold giving rise thereto is held, maintained or retained by Pernix (or by any agent or custodian of Pernix) for the account of or subject to further and/or future direction from the Account Debtor with respect thereto;

(h)

it arises in the ordinary course of business of Pernix;

(i)

if the Account Debtor is the United States or any department, agency or instrumentality thereof, Pernix has assigned its right to payment of such Account to Lender pursuant to the Assignment of Claims Act of 1940, and evidence (satisfactory to Lender) of such assignment has been delivered to Lender;

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(j)

if Pernix maintains a credit limit for an Account Debtor, the aggregate dollar amount of Accounts due from such Account Debtor, including such Account, does not exceed such credit limit;

(k)

if the Account is evidenced by chattel paper or an instrument, the originals of such chattel paper or instrument shall have been endorsed and/or assigned and delivered to Lender or, in the case of electronic chattel paper, shall be in the control of Lender, in each case in a manner satisfactory to Lender;

(l)

such Account is evidenced by an invoice delivered to the related Account Debtor and is not more than ninety (90) days past the original invoice date thereof, in each case according to the original terms of sale;

(m)

it is not an Account with respect to an Account Debtor that is located in any jurisdiction which has adopted a statute or other requirement with respect to which any Person that obtains business from within such jurisdiction must file a notice of business activities report or make any other required filings in a timely manner in order to enforce its claims in such jurisdiction’s courts unless (i) such notice of business activities report has been duly and timely filed or Pernix is exempt from filing such report and has provided Lender with satisfactory evidence of such exemption or (ii) the failure to make such filings may be cured retroactively by Pernix for a nominal fee;

(n)

the Account Debtor with respect thereto is not an Affiliate of Pernix;

(o)

it is not owed by an Account Debtor with respect to which 25% or more of the aggregate amount of outstanding Accounts owed at such time by such Account Debtor is classified as ineligible under clause (l) of this definition;

(p)

if the aggregate amount of all Accounts owed by the Account Debtor thereon exceeds 25% of the aggregate amount of all Accounts at such time, then all Accounts owed by such Account Debtor in excess of such amount shall be deemed ineligible;

(q)

it is otherwise not unacceptable to Lender in its reasonable discretion for any other reason.

An Account which is at any time an Eligible Account, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Account.  Further, with respect to any Account, if Lender at any time hereafter determines in its reasonable discretion that the prospect of payment or performance by the Account Debtor with respect thereto is materially impaired for any reason whatsoever, such Account shall cease to be an Eligible Account after notice of such determination is given to Borrowers.

Eligible Hedging Agreement means a Hedging Agreement in connection with forward or option contracts for certain currencies for bona fide hedging purposes  and not for speculation in an aggregate amount at any one time outstanding not to exceed $500,000.

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Environmental Claims means all claims, however asserted, by any governmental, regulatory or judicial authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

Environmental Indemnity means that certain Environmental Indemnity Agreement, dated as of November 10, 2014, by Borrowers in favor of Lender, as the same may be amended, restated, supplemented or modified from time to time.

Environmental Laws means all present or future federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative or judicial orders, consent agreements, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authority, in each case relating to any matter arising out of or relating to public health and safety, or pollution or protection of the environment or workplace, including any of the foregoing relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, discharge, emission, release, threatened release, control or cleanup of any Hazardous Substance.

ERISA means the Employee Retirement Income Security Act of 1974.

Event of Default means any of the events described in Section 13.1.

Excluded Taxes means taxes based upon, or measured by, Lender’s (or a branch of Lender’s) overall net income, overall net receipts, or overall net profits (including franchise taxes imposed in lieu of such taxes), but only to the extent such taxes are imposed by a taxing authority (a) in a jurisdiction in which Lender is organized, (b) in a jurisdiction which Lender’s principal office is located, or (c) in a jurisdiction in which Lender’s lending office (or branch) in respect of which payments under this Agreement are made is located.

Fiscal Quarter means a fiscal quarter of a Fiscal Year.

Fiscal Year means the fiscal year of Pernix and its Subsidiaries, which period shall be the 12-month period ending on December 31 of each year.

Fixtures means all “fixtures” as such term is defined in Section 9-102(41) of the UCC and, in any event, including, whether now owned or hereafter acquired by a Loan Party, the following: plant fixtures; business fixtures; other fixtures and storage facilities, wherever located; and all additions and accessories thereto and replacements therefor.

FRB means the Board of Governors of the Federal Reserve System or any successor thereto.

GAAP means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession) and the Securities and Exchange Commission, which are applicable to the circumstances as of the date of determination.

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General Intangibles means all “general intangibles” as such term is defined in Section 9-102(a)(42) of the UCC and, in any event, including with respect to any Loan Party, all Payment Intangibles, Software, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Loan Party is a party or under which such Loan Party has any right, title or interest or to which such Loan Party or any property of such Loan Party is subject, as the same from time to time may be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of such Loan Party to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of such Loan Party to damages arising thereunder and (c) all rights of such Loan Party to perform and to exercise all remedies thereunder; provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Loan Party of a security interest pursuant to this Agreement in any Receivable or any money or other amounts due or to become due under any such Payment Intangible, contract, agreement, instrument or indenture.

Hazardous Substances means hazardous waste, hazardous substance, pollutant, contaminant, toxic substance, oil, hazardous material, chemical or other substance regulated by any Environmental Law.

Hedging Agreement means any agreement with respect to any swap, collar, cap, future, forward or derivative transaction, whether exchange-traded, over-the-counter or otherwise, including any involving, or settled by reference to, one or more interest rates, currencies, commodities, equity or debt instruments, any economic, financial or pricing index or basis, or any similar transaction, including any option with respect to any of these transactions and any combination of these transactions.

Hedging Obligation means, with respect to any Person, any liability of such Person under any Hedging Agreement, including any and all cancellations, buy backs, reversals, terminations or assignments under any Hedging Agreement.

Indemnified Liabilities is defined in Section 14.16.

Intellectual Property means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

Intercompany Note means any promissory note evidencing loans made by any Loan Party to any other Loan Party.

Interest Period means the period commencing on any Reset Date through the date prior to the next succeeding Reset Date; provided that if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

Interest Rate means the LIBOR Rate plus the Applicable Margin.

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Investment means, with respect to any Person, any investment in another Person, whether by acquisition of any debt or Capital Security, by making any loan or advance, by becoming obligated with respect to a Contingent Liability in respect of obligations of such other Person (other than travel and similar advances to employees in the ordinary course of business).

Investment Property means the collective reference to (a) all “investment property” as such term is defined in Section 9-102(a)(49) of the UCC (other than the equity interest of any foreign Subsidiary excluded from the definition of Pledged Equity), (b) all “financial assets” as such term is defined in Section 8-102(a)(9) of the UCC, and (c) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Equity.

Issuers means the collective reference to each issuer of any Investment Property.

Issuing Lender means Lender, in its capacity as the issuer of Letters of Credit hereunder, or any Affiliate of Lender that may from time to time issue Letters of Credit, or any other financial institution that Lender may cause to issue Letters of Credit for the account of Borrowers, and each of their successors and assigns in such capacity.

Jobs In Progress Report means, for any calendar month, a report setting forth for all outstanding jobs or projects of the Loan Parties, and the progress of thereof during such calendar month, including, without limitation, the value of each contract related to a job or project, the cost to complete each job or project, the gross profit (and margin) of each job or project, revenue and profit recognition for each job or project, billings for each job or project, and balance sheet data for such job or project.

L/C Application means, with respect to any request for the issuance of a Letter of Credit, a letter of credit application in one of the forms attached hereto as Exhibit H.

L/C Fee Rate means 1.60%.

L/C Interest Rate means (i) for a standby Letter of Credit, Base Rate plus 4.00%, and (ii) for trade Letter of Credit or a banker’s acceptance, the Base Rate plus 0.75%.

Lender is defined in the preamble of this Agreement.  In addition to the foregoing, for the purpose of identifying the Persons entitled to share in the Collateral and the proceeds thereof under, and in accordance with the provisions of, this Agreement and the Collateral Documents, the term “Lender” shall include Affiliates of Lender providing a Bank Product.

Lender Party is defined in Section 14.16.

Letter of Credit is defined in Section 2.1.2.

LIBOR Loan means any Loan which bears interest at the Interest Rate.

LIBOR Office means the office or offices of Lender which shall be making or maintaining the LIBOR Loans of Lender hereunder.  A LIBOR Office of Lender may be, at the option of Lender, either a domestic or foreign office.

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LIBOR Rate means a rate of interest equal to (a) (i) the per annum rate of interest at which United States dollar deposits for a period equal to the relevant Interest Period are offered in the London Interbank Eurodollar market at 11:00 A.M. (London time) two (2) Business Days prior to the commencement of such Interest Period (or three (3) Business Days prior to the commencement of such Interest Period if banks in London, England were not open and dealing in offshore United States dollars on such second preceding Business Day), as displayed in the Bloomberg Financial Markets system (or other authoritative source selected by Lender in its sole discretion), divided by (ii) a number determined by subtracting from 1.00 the then stated maximum reserve percentage for determining reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D), or (b) as LIBOR is otherwise determined by Lender in its sole and absolute discretion.   Lender’s determination of the LIBOR Rate shall be conclusive, absent manifest error and shall remain fixed during such Interest Period.

Lien means, with respect to any Person, any interest granted by such Person in any real or personal property, asset or other right owned or being purchased or acquired by such Person (including an interest in respect of a Capital Lease) which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, title retention lien, charge or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

Loan or Loans is defined in Section 2.1.1.

Loan Documents means this Agreement, the Note, the Letters of Credit, the L/C Applications, the Collateral Documents, the Subordination Agreements, Hedging Agreements, and all documents, instruments and agreements delivered in connection with the foregoing.

Loan Guarantor means any Person who becomes a guarantor pursuant to a Loan Guaranty or otherwise.

Loan Guarantor Obligations means, collectively, with respect to each Loan Guarantor, all Obligations of such Loan Guarantor under each Loan Guaranty.

Loan Guaranty means each guarantee, in form and substance satisfactory to the Lender, delivered by a Loan Guarantor, as it may be amended, restated, supplemented or modified and in effect from time to time.

Loan Parties means Borrowers, the Loan Guarantors and any other Person who becomes a party to this Agreement pursuant to a joinder agreement, and their respective successors and assigns.

LOC Account means the Lender controlled deposit account of Pernix held at Lender with account number 550053190 in which the LOC Liquidity is held and maintained.

LOC Liquidity means, at any time, the amount equal to the aggregate Cash Collateral for outstanding Letters of Credit at such time.

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Lombard Property means the property described on Exhibit A.

Margin Stock means any “margin stock” as defined in Regulation U.

Material Adverse Effect means (a) a material adverse change in, or a material adverse effect upon, the financial condition, operations, assets, business or properties of the Loan Parties , and which is not in the ordinary course of business with respect to the cyclical nature of Borrowers’ business , (b) a material impairment of the ability of any Loan Party to perform any of the Obligations under any Loan Document or (c) a material adverse effect upon any substantial portion of the Collateral under the Collateral Documents or upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document.

Membership Interest Pledge Agreement means each Membership Interest Pledge Agreement in form and substance similar to the form attached hereto as Exhibit I.

Mortgage means that certain Mortgage, dated as of November 10, 2014, by Pernix RE in favor of Lender, as may be amended, restated, supplemented or modified from time to time.

Multiemployer Pension Plan means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which Borrowers or any other member of the Controlled Group may have any liability.

Note means a promissory note substantially in the form attached hereto as Exhibit B.

Notice of Borrowing is defined in Section 2.2.2.

Notice of LOC has the meaning set forth in Section 2.3.1.

Obligations means all obligations (monetary (including post-petition interest, allowed or not) or otherwise) of any Loan Party under this Agreement and any other Loan Document including Attorney Costs and any reimbursement obligations of each Loan Party in respect of Letters of Credit and surety bonds, all Hedging Obligations permitted hereunder which are owed to Lender or its Affiliates and all other Bank Products Obligations, all in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or arising, or due or to become due.

OFAC is defined in Section 10.4.

Operating Lease means any lease of (or other agreement conveying the right to use) any real or personal property by any Loan Party, as lessee, other than any Capital Lease.

Other Bank means any depository or other financial institution other than Lender.

Paid in Full means (a) the payment in full in cash and performance of all Secured Obligations, (b) the termination of all Commitments and (c) the cancellation and return to Lender of all Letters of Credit.

Participant is defined in Section 14.13.2.

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Partnership Interest Pledge Agreement means (i) that certain Partnership Interest Pledge Agreement, dated as of November 10, 2014, by and between Pernix and Lender, and consented to and approved by Sayed Hamid Behbehani & Sons Co, as the same may be amended, restated, supplemented or modified from time to time, and (ii) each other Partnership Interest Pledge Agreement in form and substance similar to the form attached hereto as Exhibit J.

Patents means (a) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including any of the foregoing referred to in Schedule 9.29, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including any of the foregoing referred to in Schedule 9.29, and (c) all rights to obtain any reissues or extensions of the foregoing.

Patent Licenses means all agreements, whether written or oral, providing for the grant by or to any Loan Party of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including any of the foregoing referred to in Schedule 9.29.

Patriot Act is defined in Section 14.15.

PBGC means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

Pension Plan means a “pension plan”, as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA or the minimum funding standards of ERISA (other than a Multiemployer Pension Plan), and as to which Borrowers or any member of the Controlled Group may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

Perfection Certificate means a perfection certificate executed and delivered to Lender by a Loan Party.

Permitted Lien means a Lien expressly permitted hereunder pursuant to Section 11.2.

Person means any natural person, corporation, partnership, trust, limited liability company, association, governmental authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

PFL means Pernix (Fiji) Limited.

PFL Purchase Agreement means that certain Share Sale Agreement dated on or around  October 29, 2014, executed by and among Pernix, Fijian Holdings Limited (“Buyer”) and PFL.

PFL Sale Documents means collectively the PFL Purchase Agreement and any and all other agreements, documents or instruments (together with any and all amendments, modifications, and supplements thereto, restatements thereof, and substitutes therefor) previously, now or hereafter executed and delivered by Pernix, the Buyer or any other Person in connection with the PFL Securities Sale.

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PFL Securities Sale means the sale of 25% of the Capital Securities of PFL by Pernix to a Person to occur no later than December 31, 2014, contemplated by the provisions of the PFL Sale Documents.

Pledged Account means the Lender controlled deposit account of Pernix held at Lender with account number 550053204.

Pledged Equity means the Capital Securities listed on Schedule 9.27, together with any other equity interests, certificates, options or rights of any nature whatsoever in respect of the Capital Securities of any Person that may be issued or granted to, or held by, any Loan Party while this Agreement is in effect; provided that in no event shall more than 65% of the total outstanding Capital Securities of any foreign Subsidiary be required to be pledged hereunder.

Pledged Interests means 100% of Pernix’s partnership interests in Pernix SHBC L.P.

Pledged Notes means all promissory notes listed on Schedule 9.27, all Intercompany Notes at any time issued to any Loan Party and all other promissory notes issued to or held by any Loan Party (other than promissory notes issued in connection with extensions of trade credit by any Loan Party in the ordinary course of business).

Prime Rate means, for any day, the rate of interest in effect for such day set forth in the Wall Street Journal on such date, or by Lender as its prime rate (whether or not such rate is actually charged by Lender), which is not intended to be Lender’s lowest or most favorable rate of interest at any one time.  Any change in the Prime Rate announced by Lender shall take effect at the opening of business on the day specified in the public announcement of such change; provided that Lender shall not be obligated to give notice of any change in the Prime Rate.

Proceeds means all “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC and, in any event, shall include all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

Receivable means any right to payment for goods sold or leased or for services rendered, including without limitation, any Accounts, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance.

Regulation D means Regulation D of the FRB.

Regulation U means Regulation U of the FRB.

Reportable Event means a reportable event as defined in Section 4043 of ERISA and the regulations issued thereunder as to which the PBGC has not waived the notification requirement  of Section 4043(a), or the failure of a Pension Plan to meet the minimum funding standards of Section 412 of the Code (without regard to whether the Pension Plan is a plan described in Section 4021(a)(2) of ERISA) or under Section 302 of ERISA.

Reset Date shall mean January 1st, April 1st, July 1st and October 1st of each calendar year.

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Revolving Commitment means $5,000,000, as reduced from time to time pursuant to Section 5.1.

Revolving Loan Availability means the lesser of (i) the Revolving Commitment and (ii) the Borrowing Base.

Revolving Outstandings means, at any time, the sum of the aggregate principal amount of all outstanding Loans.

SEC means the Securities and Exchange Commission or any other governmental authority succeeding to any of the principal functions thereof.

Secured Obligations means, collectively, the Borrowers’ Obligations and the Loan Guarantor Obligations.

Securities Act means the Securities Act of 1933, as amended.

Senior Officer means, with respect to any Loan Party, any of the chief executive officer, the chief financial officer, the chief operating officer or the treasurer of such Loan Party.

SHBC Partnership Agreement means that certain Agreement of Limited Partnership of Telesource International, Inc./Sayed Hamid Behbehani & Sons Co., Joint Venture L.P., initially entered into by and between Telesource International, Inc. and Sayed Hamid Behbehani & Sons Co., as such agreement has been, and may be, amended, restated, supplemented or modified from time to time.

SL Project is defined in Section 9.33.

Stated Amount means, with respect to any Letter of Credit at any date of determination, (a) the maximum aggregate amount available for drawing thereunder under any and all circumstances plus (b) the aggregate amount of all unreimbursed payments and disbursements under such Letter of Credit.

Subordinated Debt means any unsecured Debt of the Loan Parties which has subordination terms, covenants, pricing and other terms which have been approved in writing by Lender and if Lender requires, to which a corresponding Subordination Agreement has been executed.

Subordinated Debt Documents means all documents and instruments relating to the Subordinated Debt, including any related Subordination Agreement, and all amendments and modifications thereof approved by Lender.

Subordination Agreements means all subordination agreements executed by a holder of Subordinated Debt in favor of Lender from time to time after the Closing Date in form and substance and on terms and conditions satisfactory to Lender.

Subsidiary means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which such Person owns, directly or indirectly, such number of

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outstanding Capital Securities as have more than 50% of the ordinary voting power for the election of directors or other managers of such corporation, partnership, limited liability company or other entity.  Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to respective Subsidiaries of Borrowers.

Taxes means any and all present and future taxes, duties, levies, imposts, deductions, assessments, charges or withholdings, and any and all liabilities (including interest and penalties and other additions to taxes) with respect to the foregoing, but excluding Excluded Taxes.

Termination Date means the earlier to occur of (a) November 10, 2016, which date may be extended at the request of Borrowers with the written consent of Lender, or (b) such other date on which the Commitments terminate pursuant to Section 5 or Section 13.

Termination Event means, with respect to a Pension Plan that is subject to Title IV of ERISA, (a) a Reportable Event, (b) the withdrawal of Borrowers or any other member of the Controlled Group from such Pension Plan during a plan year in which Borrower or any other member of the Controlled Group was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4068(f) of ERISA, (c) the termination of such Pension Plan, the filing of a notice of intent to terminate the Pension Plan or the treatment of an amendment of such Pension Plan as a termination under Section 4041 of ERISA, (d) the institution by the PBGC of proceedings to terminate such Pension Plan or (e) any event or condition that might constitute grounds under Section 4042 of ERISA for the termination of, or appointment of a trustee to administer, such Pension Plan.

Total Plan Liability means, at any time, the present value of all vested and unvested accrued benefits under all Pension Plans, determined as of the then most recent valuation date for each Pension Plan, using PBGC actuarial assumptions for single employer plan terminations.

Trademarks means (a) all trademarks, trade names, corporate names, names of Loan Parties, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including any of the foregoing referred to in Schedule 9.29, and (b) the right to obtain all renewals thereof.

Trademark Licenses means, collectively, each agreement, whether written or oral, providing for the grant by or to any Loan Party of any right to use any Trademark, including any of the foregoing referred to in Schedule 9.29.

Trademark Security Agreement means that certain Trademark Security Agreement, dated as of the date hereof, by and between Pernix and Lender, as the same may be amended, restated, supplemented or modified from time to time.

UCC means the Uniform Commercial Code as in effect on the date hereof and from time to time in the State of Illinois, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests in any Collateral

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or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

Unfunded Liability means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Pension Plans exceeds the fair market value of all assets allocable to those benefits, all determined as of the then most recent valuation date for each Pension Plan, using PBGC actuarial assumptions for single employer plan terminations.

Wholly-Owned Subsidiary means, as to any Person, a Subsidiary all of the Capital Securities of which (except directors’ qualifying Capital Securities) are at the time directly or indirectly owned by such Person and/or another Wholly-Owned Subsidiary of such Person.

1.2

Other Interpretive Provisions.

(a)

The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b)

Section, Annex, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(c)

The term “including” is not limiting and means “including without limitation.”

(d)

In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including.”

(e)

Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement and the other Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements and other modifications thereto, but only to the extent such amendments, restatements, supplements and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation.

(f)

This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters.  All such limitations, tests and measurements are cumulative and each shall be performed in accordance with its terms.

(g)

This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to Lender, Borrowers and the other parties hereto and thereto and are the products of all parties.  Accordingly, they

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shall not be construed against Lender merely because of Lender’s involvement in their preparation.

SECTION 2

COMMITMENTS OF LENDER; BORROWING, CONVERSION AND LETTER OF CREDIT PROCEDURES; EVIDENCING OF LOANS.

2.1

Commitments.  On and subject to the terms and conditions of this Agreement, Lender agrees to make loans to, and to issue letters of credit for the account of, Borrowers as follows:

2.1.1

Revolving Commitment.  Lender agrees to make loans on a revolving basis (each a “Loan”, and collectively, the “Loans”) from time to time until the Termination Date as Borrowers may request from Lender; provided that after giving effect to such Loans, the Revolving Outstandings will not at any time exceed Revolving Loan Availability.

2.1.2

L/C Commitment.  Subject to Section 2.3.1, the Issuing Lender agrees to issue letters of credit (trade or standby) or banker’s acceptance, in each case containing such terms and conditions as are permitted by this Agreement and are reasonably satisfactory to the Issuing Lender (each, a “Letter of Credit”), at the request of and for the account of Borrowers from time to time before the scheduled Termination Date; provided that the aggregate Stated Amount of all Letters of Credit shall not at any time exceed $10,000,000.

2.2

Loan Procedures.

2.2.1

Borrowing Procedures.

(a)

Borrowers shall give written notice (each such written notice, a “Notice of Borrowing”) substantially in the form of Exhibit E or telephonic notice (followed immediately by a Notice of Borrowing) to Lender of each Loan not later than 12:00 P.M., Chicago time, on the proposed date of such Loan.  If such borrowing is for an amount less than $2,500,000, then each such notice shall be effective upon receipt by Lender, shall be irrevocable, shall specify the date (which shall be a Business Day) and amount of such borrowing, and shall certify compliance with Section 11.14.2 hereof.   If such borrowing shall exceed $2,500,000, then each such notice shall specify the date (which shall be a Business Day) and amount of such borrowing, shall certify compliance with Section 11.14.2 hereof, and shall require Lender’s consent.  Each Loan shall be in an aggregate amount of at least $500,000 and an integral multiple of at least $100,000.

(b)

Unless payment is otherwise timely made by Borrowers, the becoming due of any Obligations (whether principal, interest, fees or other charges) shall be deemed to be a request for an Interest Rate borrowing of a Loan on the due date, in the amount of such Obligations. The proceeds of such Loans shall be disbursed as direct payment of the relevant Obligation. In addition, Lender may, at its option, charge such Obligations against any operating, investment or other account of Borrowers maintained with Lender or any of its Affiliates.

2.3

Letter of Credit Procedures.

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2.3.1

L/C Applications.  Borrowers shall give written notice to the Issuing Lender in the form attached hereto as Exhibit F (“Notice of LOC”) of the proposed issuance of each Letter of Credit on a Business Day which is at least seven (7) Business Days (or such lesser number of days as the Issuing Lender shall agree in any particular instance in their sole discretion) prior to the proposed date of issuance of such Letter of Credit, and such Notice of LOC shall set forth the type of Letter of Credit (trade, banker’s acceptance or stand-by) and the proposed use of proceeds of such Letter of Credit.  Each Notice of LOC shall be accompanied by an L/C Application, duly executed by Borrowers and in all respects satisfactory to the Issuing Lender, together with such other documentation as the Issuing Lender may request in support thereof, it being understood that each L/C Application shall specify, among other things, the date on which the proposed Letter of Credit is to be issued, the expiration date of such Letter of Credit (which shall not be later than the scheduled Termination) and whether such Letter of Credit is to be transferable in whole or in part.  So long as the conditions precedent set forth in Section 12.2 with respect to the issuance of such Letter of Credit have been satisfied, the Issuing Lender shall issue such Letter of Credit on the requested issuance date.  In the event of any inconsistency between the terms of any L/C Application and the terms of this Agreement, the terms of this Agreement shall control.

2.3.2

Reimbursement Obligations.

(a)

Borrowers hereby unconditionally and irrevocably jointly and severally agree to reimburse the Issuing Lender for each payment or disbursement made by the Issuing Lender under any Letter of Credit.  On the date that any payment or disbursement is made by Issuing Lender, at Borrowers’ option, (i) such payment or disbursement shall be deemed an Obligation of Borrowers, accruing interest at the applicable L/C Interest Rate, or (ii) Lender shall withdraw from the LOC Account the corresponding amount of such payment or disbursement, and if there are insufficient funds in the LOC Account for such reimbursement, the remaining amount of such payment or disbursement to reimbursed to the Issuing Lender shall be deemed an Obligation of the Borrowers, accruing interest at the L/C Interest Rate.  The Issuing Lender shall notify Borrowers whenever any demand for payment is made under any Letter of Credit by the beneficiary thereunder; provided that the failure of the Issuing Lender to so notify Borrowers shall not affect the rights of the Issuing Lender in any manner whatsoever.

(b)

Each Borrower’s reimbursement obligations hereunder shall be joint and several, irrevocable and unconditional under all circumstances, including (a) any lack of validity or enforceability of any Letter of Credit, this Agreement or any other Loan Document, (b) the existence of any claim, set-off, defense or other right which any Loan Party may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Issuing Lender or any other Person, whether in connection with any Letter of Credit, this Agreement or any other Loan Document the transactions contemplated herein or any unrelated transactions (including any underlying transaction between any Loan Party and the beneficiary named in any Letter of Credit), (c) the validity, sufficiency or genuineness of any document which the Issuing Lender has determined complies on its face with the terms of the applicable Letter of Credit, even if such document should later prove to have been forged, fraudulent, invalid or insufficient in any respect or any

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statement therein shall have been untrue or inaccurate in any respect, or (d) the surrender or impairment of any security for the performance or observance of any of the terms hereof.  Without limiting the foregoing, no action or omission whatsoever by Lender under or in connection with any Letter of Credit or any related matters shall result in any liability of Lender to Borrowers, or relieve Borrowers of any of its obligations hereunder to any such Person.

2.4

Notes.  The Loans shall be evidenced by a Note, with appropriate insertions, payable to the order of Lender in a face principal amount equal to the sum of the Revolving Commitment.

2.5

Recordkeeping.  Lender shall record in its records, the date and amount of each Loan made by Lender, each repayment or conversion thereof and, in the case of each Loan, the dates on which each Interest Period for such Loan shall begin and end.  The aggregate unpaid principal amount so recorded shall be rebuttably presumptive evidence of the principal amount of the Loans owing and unpaid.  The failure to so record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the Secured Obligations hereunder or under any Note to repay the principal amount of the Loans hereunder, together with all interest accruing thereon.

SECTION 3

INTEREST.

3.1

Interest Rates.  During each Interest Period until the Maturity Date, the Interest Rate for the outstanding principal amount of Loans shall accrue at the Interest Rate determined on the Reset Date on which such Interest Period commences; provided that if a Loan is requested on a date that is not a Reset Date, until the next succeeding Reset Date, interest on the outstanding principal amount of such requested Loan shall accrue at the Interest Rate determined on the most recently passed Reset Date; provided further that at any time an Event of Default exists, at Lender’s election, the interest rate applicable to each Loan shall be increased by 4% (and, in the case of Obligations not bearing interest, such Obligations shall bear interest at the Interest Rate applicable to Loans plus 4%).  Interest shall accrue on the outstanding Obligations with respect to a Letter of Credit in accordance with Section 2.3.2.  Notwithstanding the foregoing, upon the occurrence of an Event of Default under Sections 13.1.1 or 13.1.4, such increase shall occur automatically.  In no event shall interest payable by Borrowers to Lender hereunder exceed the maximum rate permitted under applicable law, and if any such provision of this Agreement is in contravention of any such law, such provision shall be deemed modified to limit such interest to the maximum rate permitted under such law.

3.2

Interest Payment Dates.  Accrued interest (i) on each Loan shall be jointly and severally payable by Borrowers on the last day of each Interest Period relating to such Loan, upon a prepayment of such Loan, and at maturity, and (ii) on any unreimbursed payments or disbursements owed to Lender pursuant to Section 2.3.2, shall be jointly and severally payable by Borrowers on the last date of each Interest Period, upon the payment of such unreimbursed payments or disbursements, and at maturity.  After maturity, and at any time an Event of Default exists, accrued interest on all Loans and on such unreimbursed payments or disbursement shall be payable jointly and severally by the Borrower on demand thereof by Lender.

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3.3

Setting and Notice of LIBOR Rates.  The applicable Interest Rate for each Interest Period shall be determined by Lender, and notice thereof shall be given by Lender promptly to Borrowers.  Each determination of the applicable LIBOR Rate by Lender shall be conclusive and binding upon the parties hereto, in the absence of demonstrable error.  Lender shall, upon written request of Borrowers, deliver to Borrowers a statement showing the computations used by Lender in determining any applicable LIBOR Rate hereunder.

3.4

Computation of Interest.  Interest shall be computed for the actual number of days elapsed on the basis of a year of 360 days for interest calculated at the LIBOR Rate.

SECTION 4

FEES.

4.1

Letter of Credit Fees.

(a)

Borrowers jointly and severally agree to pay to Lender a letter of credit fee for each Letter of Credit equal the greater of (i) the L/C Fee Rate in effect from time to time of the undrawn amount of such Letter of Credit (computed for the actual number of days elapsed on the basis of a year of 360 days) , or (ii) $300; provided that, at Lender’s election, the rate applicable to each Letter of Credit shall be increased by 4% at any time that an Event of Default exists. For stand-by letters of credit issued for a period of less than one year, such letter of credit fee shall be pro-rated for the portion of the year that the letter of credit remains issued and outstanding. Any such letter of credit fee shall be payable in in advance on the first day of each calendar quarter and on the Termination Date (or such later date on which such Letter of Credit expires or is terminated) for the period from the date of the issuance of each Letter of Credit (or the last day on which the letter of credit fee was paid with respect thereto) to the date such payment is due or, if earlier, the date on which such Letter of Credit expired or was terminated.

(b)

In addition, with respect to each Letter of Credit, Borrowers agree to pay to the Issuing Lender (i) such fees and expenses as the Issuing Lender customarily requires in connection with the issuance, negotiation, processing and/or administration of letters of credit in similar situations and (ii) a letter of credit fronting fee in the amount and at the times agreed to by Borrowers and the Issuing Lender.

4.2

Lender’s Fees.  Borrowers jointly and severally agree to pay to Lender its fees as are mutually agreed to from time to time by Borrower and Lender.

SECTION 5

REDUCTION OR TERMINATION OF THE REVOLVING COMMITMENT; PREPAYMENTS.

5.1

Voluntary Reduction or Termination of the Revolving Commitment.  Borrowers may from time to time on at least five Business Days’ prior written notice received by Lender permanently reduce the Revolving Commitment to an amount not less than the Revolving Outstandings.  Any such reduction shall be in an amount not less than $100,000 or a higher integral multiple of $50,000.  Concurrently with any reduction of the Revolving Commitment to zero, Borrowers shall pay all unpaid interest accrued on the Loans, and all letter of credit fees.

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5.2

Mandatory Prepayments.

(a)

If on any day the Revolving Outstandings exceeds the Borrowing Base, Borrowers shall immediately prepay Loans in an amount sufficient to eliminate such excess ..

(b)

If on any day on which the Revolving Commitment is reduced pursuant to clause (a) above and the Revolving Outstanding exceeds the Revolving Commitment, Borrower shall immediately prepay the Loans in an amount sufficient to eliminate such excess.

5.3

Voluntary Prepayments.  Borrowers may from time to time prepay the Loans in whole or in part without penalty ; provided that Borrowers shall give Lender notice thereof not later than 12:00 P.M., Chicago time, on the day of such prepayment (which shall be a Business Day), specifying the Loans to be prepaid and the date and amount of prepayment.

5.4

Manner of Prepayments.    Any prepayment of a Loan on a day other than the last day of an Interest Period therefor shall include interest on the principal amount being repaid and shall be subject to Section 7.4.  Except as otherwise provided by this Agreement, all principal payments in respect of the Loans shall be applied to repay outstanding Loans in direct order of Interest Period maturities.

5.5

Repayments.  The Loans, all unpaid interest accrued thereon, and all outstanding fees, expenses and costs related thereto shall be paid in full and the Revolving Commitment shall terminate on the Termination Date.

SECTION 6

MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES.

6.1

Making of Payments.  All payments of principal or interest on the Note(s), and of all fees, shall be made by Borrowers to Lender in immediately available funds at the office specified by Lender not later than noon, Chicago time, on the date due; and funds received after that hour shall be deemed to have been received by Lender on the following Business Day.  All payments under Section 7.1 shall be made by Borrowers directly to Lender without setoff, counterclaim or other defense.

6.2

Application of Certain Payments.  So long as no Default or Event of Default has occurred and is continuing, (a) payments matching specific scheduled payments then due shall be applied to those scheduled payments and (b) voluntary and mandatory prepayments shall be applied as set forth in Section 5.4.  After the occurrence and during the continuance of a Default or Event of Default, all amounts collected or received by Lender as proceeds from the sale of, or other realization upon, all or any part of the Collateral shall be applied as Lender shall determine in its discretion.

6.3

Due Date Extension.  If any payment of principal or interest with respect to any of the Loans, or of any fees, falls due on a day which is not a Business Day, then such due date shall be extended to the immediately following Business Day (unless, such immediately following Business Day is the first Business Day of a calendar month, in which case such due

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date shall be the immediately preceding Business Day) and, in the case of principal, additional interest shall accrue and be payable for the period of any such extension.

6.4

Setoff.  Borrowers and each other Loan Party agrees that Lender has all rights of set-off and bankers’ lien provided by applicable law, and in addition thereto, Borrowers and each other Loan Party agrees that (i) Lender shall have at all times the right to set-off against, or withdraw, any funds held or maintained in the LOC Account or Pledged Account, to be applied to the Obligations in its sole discretion, and (ii) at any time any Event of Default exists, Lender may apply to the payment of any Obligations of Borrowers and each other Loan Party hereunder, whether or not then due, any and all balances, credits, deposits, accounts or moneys of Borrowers and each other Loan Party then or thereafter with Lender.

6.5

Taxes.

(a)

All payments made by Borrowers hereunder or under any Loan Documents shall be made without setoff, counterclaim, or other defense.  To the extent permitted by applicable law, all payments hereunder or under the Loan Documents (including any payment of principal, interest, or fees) to, or for the benefit, of any person shall be made by Borrowers free and clear of and without deduction or withholding for, or account of, any Taxes now or hereinafter imposed by any taxing authority.

(b)

If Borrowers make any payment hereunder or under any Loan Document in respect of which it is required by applicable law to deduct or withhold any Taxes, Borrowers shall increase the payment hereunder or under any such Loan Document such that after the reduction for the amount of Taxes withheld (and any taxes withheld or imposed with respect to the additional payments required under this Section 6.5(b)), the amount paid to Lender equals the amount that was payable hereunder or under any such Loan Document without regard to this Section 6.5(b).  To the extent Borrowers withhold any Taxes on payments hereunder or under any Loan Document, Borrowers shall pay the full amount deducted to the relevant taxing authority within the time allowed for payment under applicable law and shall deliver to Lender within 30 days after it has made payment to such authority a receipt issued by such authority (or other evidence satisfactory to Lender) evidencing the payment of all amounts so required to be deducted or withheld from such payment.

(c)

If Lender is required by law to make any payments of any Taxes on or in relation to any amounts received or receivable hereunder or under any other Loan Document, or any Tax is assessed against Lender with respect to amounts received or receivable hereunder or under any other Loan Document, Borrowers will jointly indemnify such person against (i) such Tax (and any reasonable counsel fees and expenses associated with such Tax) and (ii) any taxes imposed as a result of the receipt of the payment under this Section 6.5(c).  A certificate prepared in good faith as to the amount of such payment by Lender shall, absent manifest error, be final, conclusive, and binding on all parties.

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SECTION 7

INCREASED COSTS; SPECIAL PROVISIONS FOR LIBOR LOANS.

7.1

Increased Costs.

(a)

If, after the date hereof, the adoption of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration of any applicable law, rule or regulation by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:  (i) shall impose, modify or deem applicable any reserve (including any reserve imposed by the FRB, but excluding any reserve included in the determination of the LIBOR Rate pursuant to Section 3), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Lender; or (ii) shall impose on Lender any other condition affecting its LIBOR Loans, its Note or its obligation to make LIBOR Loans; and the result of anything described in clauses (i) and (ii) above is to increase the cost to (or to impose a cost on) Lender (or any LIBOR Office of Lender) of making or maintaining any LIBOR Loan, or to reduce the amount of any sum received or receivable by Lender (or its LIBOR Office) under this Agreement or under its Note with respect thereto, then upon demand by Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail), Borrowers shall pay directly to Lender such additional amount as will compensate Lender for such increased cost or such reduction.

(b)

If Lender shall reasonably determine that any change in, or the adoption or phase-in of, any applicable law, rule or regulation regarding capital adequacy, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or the compliance by Lender or any Person controlling Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Lender’s or such controlling Person’s capital as a consequence of Lender’s obligations hereunder or under any Letter of Credit to a level below that which Lender or such controlling Person could have achieved but for such change, adoption, phase-in or compliance (taking into consideration Lender’s or such controlling Person’s policies with respect to capital adequacy) by an amount deemed by Lender or such controlling Person to be material, then from time to time, upon demand by Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail), Borrowers shall pay to Lender such additional amount as will compensate Lender or such controlling Person for such reduction.

7.2

Basis for Determining Interest Rate Inadequate or Unfair.  If:

(a)

Lender reasonably determines (which determination shall be binding and conclusive on Borrowers) that by reason of circumstances affecting the interbank LIBOR

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market adequate and reasonable means do not exist for ascertaining the applicable LIBOR Rate; or

(b)

the LIBOR Rate as determined by Lender will not adequately and fairly reflect the cost to Lender of maintaining or funding LIBOR Loans for such Interest Period or that the making or funding of LIBOR Loans has become impracticable as a result of an event occurring after the date of this Agreement which in the opinion of Lender materially affects such Loans;

then Lender shall promptly notify Borrowers and, so long as such circumstances shall continue, on the last day of the current Interest Period for each LIBOR Loan, such Loan shall, unless then repaid in full, automatically convert to a Base Rate Loan.

7.3

Changes in Law Rendering LIBOR Loans Unlawful.  If any change in, or the adoption of any new, law or regulation, or any change in the interpretation of any applicable law or regulation by any governmental or other regulatory body charged with the administration thereof, should make it (or in the good faith judgment of Lender cause a substantial question as to whether it is) unlawful for Lender to make, maintain or fund LIBOR Loans, then Lender shall promptly notify each of the other parties hereto and, so long as such circumstances shall continue, on the last day of the current Interest Period for each LIBOR Loan of Lender (or, in any event, on such earlier date as may be required by the relevant law, regulation or interpretation), such LIBOR Loan shall, unless then repaid in full, automatically convert to a Base Rate Loan.  Each Base Rate Loan made by Lender which, but for the circumstances described in the foregoing sentence, would be a Loan (an “Affected Loan”) shall remain outstanding for the period corresponding to the Loans of which such Affected Loan would be a part absent such circumstances.

7.4

Funding Losses.  Borrowers hereby agree that upon demand by Lender (which demand shall be accompanied by a statement setting forth the basis for the amount being claimed), Borrowers will jointly and severally indemnify Lender against any net loss or expense which Lender may sustain or incur (including any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Lender to fund or maintain any LIBOR Loan), as reasonably determined by Lender, as a result of (a) any payment or prepayment of any LIBOR Loan of Lender on a date other than the last day of an Interest Period for such Loan (including any conversion pursuant to Section 7.3) or (b) any failure of Borrowers to borrow or prepay any Loan on a date specified therefor in a notice of borrowing or prepayment pursuant to this Agreement.  For this purpose, all notices to Lender pursuant to this Agreement shall be deemed to be irrevocable.

7.5

Right of Lender to Fund through Other Offices.  Lender may, if it so elects, fulfill its commitment as to any LIBOR Loan by causing a foreign branch or Affiliate of Lender to make such Loan; provided that in such event for the purposes of this Agreement such Loan shall be deemed to have been made by Lender and the obligation of Borrowers to repay such Loan shall nevertheless be to Lender and shall be deemed held by it, to the extent of such Loan, for the account of such branch or Affiliate.

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7.6

Discretion of Lender as to Manner of Funding.  Notwithstanding any provision of this Agreement to the contrary, Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if Lender had actually funded and maintained each LIBOR Loan during each Interest Period for such Loan through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the LIBOR Rate for such Interest Period.

7.7

Mitigation of Circumstances.  Lender shall promptly notify Borrowers of any event of which it has knowledge which will result in, and will use reasonable commercial efforts available to it (and not, in Lender’s sole judgment, otherwise disadvantageous to Lender) to mitigate or avoid, (i) any obligation by Borrowers to pay any amount pursuant to Sections 6.5 or 7.1 or (ii) the occurrence of any circumstances described in Sections 7.2 or 7.3 (and, if Lender has given notice of any such event described in clause (i) or (ii) above and thereafter such event ceases to exist, Lender shall promptly so notify Borrowers).  Without limiting the foregoing, Lender will designate a different funding office if such designation will avoid (or reduce the cost to Borrowers of) any event described in clause (i) or (ii) above and such designation will not, in Lender’s sole judgment, be otherwise disadvantageous to Lender.

7.8

Conclusiveness of Statements; Survival of Provisions.  Determinations and statements of Lender pursuant to Sections 7.1, 7.2, 7.3 or 7.4 shall be conclusive absent demonstrable error.  Lender may use reasonable averaging and attribution methods in determining compensation under Sections 7.1 and 7.4, and the provisions of such Sections shall survive repayment of the Obligations, cancellation of any Note(s), expiration or termination of the Letters of Credit and termination of this Agreement.

SECTION 8

COLLATERAL AND COLLATERAL ADMINISTRATION.

8.1

Grant.  Each Loan Party hereby grants, assigns and transfers to Lender and (to the extent provided herein) Lender’s Affiliates, a continuing security interest in all of such Loan Party’s Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

8.2

Certain Matters Relating to Receivables.

(a)

At any time and from time to time after the occurrence and during the continuance of an Event of Default, Lender shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Loan Party shall furnish all such assistance and information as Lender may require in connection with such test verifications.  At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon Lender’s request and at the expense of the relevant Loan Party, such Loan Party shall cause independent public accountants or others satisfactory to Lender to furnish to Lender reports showing calendar month end reconciliations, agings and test verifications of, and trial balances for, the Receivables.

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(b)

Lender hereby authorizes each Loan Party to collect such Loan Party’s Receivables, and Lender may curtail or terminate such authority at any time after the occurrence and during the continuance of an Event of Default.  If required by Lender at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Loan Party, (i) shall be forthwith (and, in any event, within two (2) Business Days) deposited by such Loan Party in the exact form received, duly indorsed by such Loan Party to Lender if required, in a collateral account maintained under the sole dominion and control of Lender, subject to withdrawal by Lender for its own account only as provided in Section 8.6, and (ii) until so turned over, shall be held by such Loan Party in trust for Lender, segregated from other funds of such Loan Party.  Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c)

At any time and from time to time after the occurrence and during the continuance of an Event of Default, at Lender’s request, each Loan Party shall deliver to Lender all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including all invoices and customer invoice approvals when applicable.

8.3

Communications with Obligors; Loan Parties Remain Liable.

(a)

Lender in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with Account Debtors under the Receivables to verify with them to Lender’s satisfaction the existence, amount and terms of any Receivables as of calendar month end.

(b)

Upon the request of Lender at any time after the occurrence and during the continuance of an Event of Default, each Loan Party shall notify Account Debtors on the Receivables that the Receivables have been assigned to Lender and that payments in respect thereof shall be made directly to Lender.  Lender shall have the right to notify Account Debtors of the same should such Loan Party fail to do so within two (2) Business Days of Lender’s request.

(c)

Anything herein to the contrary notwithstanding, each Loan Party shall remain liable in respect of each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  Lender shall have no obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by Lender of any payment relating thereto, nor shall Lender be obligated in any manner to perform any of the obligations of any Loan Party under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

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(d)

For the purpose of enabling Lender to exercise rights and remedies under this Agreement, each Loan Party hereby grants to Lender an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Loan Party) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Loan Party, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

8.4

Investment Property.

(a)

Unless an Event of Default shall have occurred and be continuing, each Loan Party shall be permitted to receive cash dividends and distributions in accordance with Section 11.4, and to exercise all voting and other rights with respect to the Investment Property; provided, that no vote shall be cast or other right exercised or action taken which could impair the Collateral or which would be inconsistent with or result in any violation of any provision of this Agreement or any other Loan Document.

(b)

If an Event of Default shall occur and be continuing (i) Lender shall have the right to receive any and all cash dividends and distributions, payments or other Proceeds, net of related taxes due, paid in respect of the Investment Property pledged by such Loan Party hereunder and make application thereof to the Secured Obligations in such order as Lender may determine, and (ii) any or all of the Investment Property shall be registered in the name of Lender or its nominee, and upon such notice being given Lender or its nominee may thereafter exercise (x) all voting and other rights pertaining to such Investment Property and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any Issuer, or upon the exercise by any Loan Party or Lender of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Lender may determine), all without liability except to account for property actually received by it, but Lender shall have no duty to any Loan Party to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. Additionally, each Loan Party shall do all things and take all such actions as are necessary to cause Lender to be admitted as a member of any of its Subsidiaries that are organized as a limited liability company or a partner of any of its Subsidiaries that are organized as partnerships or limited partnerships.

(c)

Each Loan Party hereby authorizes and instructs each Issuer of any Investment Property pledged by such Loan Party hereunder to (i) comply with any instruction received by it from Lender in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Loan Party, and each

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Loan Party agrees that each Issuer shall be fully protected in so complying, (ii) unless otherwise expressly permitted hereby, pay any dividends, distributions or other payments, net of applicable taxes due, with respect to the Investment Property directly to Lender and (iii) mark in its books and records Lender’s security in such Issuer’s Investment Property.

8.5

Proceeds to be Turned Over to Lender.  In addition to the rights of Lender specified in Section 8.3 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Loan Party consisting of cash, checks and other cash equivalent items shall be held by such Loan Party, net of taxes due,  in trust for Lender, segregated from other funds of such Loan Party, and shall, forthwith upon receipt by such Loan Party, be turned over to Lender in the exact form received by such Loan Party (duly indorsed by such Loan Party to Lender, if required).  All Proceeds received by Lender hereunder shall be held by Lender in a collateral account maintained under its sole dominion and control.  All Proceeds, while held by Lender in any collateral account (or by such Loan Party in trust for Lender) established pursuant hereto, shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 8.6.

8.6

Application of Proceeds.  At such intervals as may be agreed upon by Borrowers and Lender, or, if an Event of Default shall have occurred and be continuing, at any time at Lender’s election, Lender may apply all or any part of Proceeds from the sale of, or other realization upon, all or any part of the Collateral in payment of the Secured Obligations in such order as Lender shall determine in its discretion.  Any part of such funds which Lender elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by Lender to the applicable Loan Party or to whomsoever may be lawfully entitled to receive the same.  Any balance of such Proceeds remaining after the Secured Obligations shall have been Paid in Full shall be paid over to the applicable Loan Party or to whomsoever may be lawfully entitled to receive the same.  In the absence of a specific determination by Lender, the Proceeds from the sale of, or other realization upon, all or any part of the Collateral in payment of the Secured Obligations shall be applied in the following order:

FIRST, to the payment of all fees, costs, expenses and indemnities of Lender (in its capacity as such), including Attorney Costs, and any other Secured Obligations owing to Lender in respect of sums advanced by Lender to preserve the Collateral or to preserve its security interest in the Collateral, until paid in full;

SECOND, to the payment of all fees, costs, expenses and indemnities of Lender, (in its capacity as such) until paid in full;

THIRD, to the payment of all of the Secured Obligations (other than Hedging Obligations and other Bank Product Obligations) consisting of accrued and unpaid interest owing to Lender, until paid in full;

FOURTH, to the payment of all Secured Obligations consisting of principal or Hedging Obligations owing to Lender, until paid in full;

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FIFTH, to the payment of Lender an amount equal to all Secured Obligations in respect of outstanding Letters of Credit to be held as cash collateral in respect of such obligations;

SIXTH, to the payment of all Bank Products Obligations (other than Hedging Obligations) owing to Lender or its Affiliates, until paid in full;

SEVENTH, to the payment of all other Secured Obligations owing to Lender, until paid in full; and

EIGHTH, to the payment of any remaining Proceeds, if any, to whomever may be lawfully entitled to receive such amounts.

8.7

Code and Other Remedies.

(a)

If an Event of Default shall occur and be continuing, Lender, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law.  Without limiting the generality of the foregoing, Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Loan Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery with assumption of any credit risk.  Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Loan Party, which right or equity is hereby waived and released.  Each Loan Party further agrees, at Lender’s request, to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at such Loan Party’s premises or elsewhere.  Lender shall apply the net proceeds of any action taken by it pursuant to this Section 8.7, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including Attorney Costs to the payment in whole or in part of the Secured Obligations, in such order as Lender may elect, and only after such application and after the payment by Lender of any other amount required by any provision of law, need Lender account for the surplus, if any, to any Loan Party.  To the extent permitted by applicable law, each Loan Party waives all claims, damages and demands it may acquire against Lender arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other disposition of

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Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

(b)

To the extent that applicable law imposes duties on Lender to exercise remedies in a commercially reasonable manner, the Loan Parties acknowledge and agree that it is not commercially unreasonable for Lender (a) to fail to incur expenses reasonably deemed significant by Lender to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtor or other Persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Debtor and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as the Loan Parties, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure Lender against risks of loss, collection or disposition of Collateral or to provide to Lender a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Lender in the collection or disposition of any of the Collateral.  The Loan Parties acknowledge that the purpose of this paragraph is to provide non-exhaustive indications of what actions or omissions by Lender would not be commercially unreasonable in Lender’s exercise of remedies against the Collateral and that other actions or omissions by Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this paragraph.  Without limitation upon the foregoing, nothing contained in this paragraph shall be construed to grant any rights to the Loan Parties or to impose any duties on Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this paragraph.

8.8

Registration Rights.

(a)

If Lender shall determine to exercise its right to sell any or all of the Pledged Equity pursuant to Section 8.7 and if in the opinion of Lender it is necessary or advisable to have the Pledged Equity, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Loan Party will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such

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other acts as may be, in the opinion of Lender, necessary or advisable to register the Pledged Equity, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Equity, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.  Each Loan Party agrees to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which Lender shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b)

Each Loan Party recognizes that Lender may be unable to effect a public sale of any or all the Pledged Equity, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Loan Party acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  Lender shall be under no obligation to delay a sale of any of the Pledged Equity for the period of time necessary to permit the Issuer thereof to register such securities or other interests for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c)

Each Loan Party agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity pursuant to this Section 8.8 valid and binding and in compliance with applicable law.  Each Loan Party further agrees that a breach of any of the covenants contained in this Section 8.8 will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 8.8 shall be specifically enforceable against such Loan Party, and such Loan Party hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under this Agreement.

8.9

Waiver; Deficiency.  Each Loan Party waives and agrees not to assert any rights or privileges which it may acquire under Section 9-626 of the UCC.  Each Loan Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations in full and the fees and disbursements of any attorneys employed by Lender to collect such deficiency.

8.10

Lender’s Appointment as Attorney-in-Fact, etc.

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(a)

Each Loan Party hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Loan Party and in the name of such Loan Party or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Loan Party hereby gives Lender the power and right, on behalf of and at the expense of such Loan Party, without notice to or assent by such Loan Party, to do any or all of the following:

(i)

in the name of such Loan Party or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

(ii)

in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as Lender may request to evidence Lender’s security interest in such Intellectual Property and the goodwill and General Intangibles of such Loan Party relating thereto or represented thereby;

(iii)

discharge Liens levied or placed on or threatened against the Collateral, and effect any repairs or insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)

execute, in connection with any sale provided for in Section 8.7 or 8.8, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v)

(1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to Lender or as Lender shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Loan Party with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as

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Lender may deem appropriate; (7) assign any Copyright, Patent or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as Lender shall in its sole discretion determine; (8) vote any right or interest with respect to any Investment Property; (9) order good standing certificates and conduct lien searches in respect of such jurisdictions or offices as Lender may deem appropriate; and (10) generally sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and do, at Lender’s option and such Loan Party’s expense, at any time, or from time to time, all acts and things which Lender deems necessary to protect, preserve or realize upon the Collateral and Lender’s security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Loan Party might do.

Anything in this Section 8.10(a) to the contrary notwithstanding, Lender agrees that it will not exercise any rights under the power of attorney provided for in this Section 8.10(a) unless an Event of Default shall have occurred and be continuing.

(b)

If any Loan Party fails to perform or comply with any of its agreements contained herein, Lender, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)

Each Loan Party hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

8.11

Duty of Lender.  Lender’s sole duty with respect to the custody, safekeeping, economic and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as Lender deals with similar property for its own account.  Neither Lender nor any of their respective officers, directors, employees or agents shall be liable for any failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Loan Party or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on Lender hereunder are solely to protect Lender’s interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers.  Lender shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Loan Party for any act or failure to act hereunder.

8.12

Acknowledgements.  Each Loan Party hereby acknowledges that:

(a)

it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)

Lender has no fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the

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relationship between the Loan Parties, on the one hand, and Lender, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)

no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby by the Loan Parties and Lender.

8.13

Additional Parties.  Each Loan Party that is required to become a party to this Agreement pursuant to Section 10.9(6) of this Agreement shall become a Loan Party for all purposes of this Agreement upon execution and delivery by such Loan Party of a joinder agreement in the form of Exhibit G hereto.

8.14

Releases.

(a)

At such time as the Secured Obligations have been Paid in Full, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of Lender and each Loan Party hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Loan Party.  At the request and sole expense of any Loan Party following any such termination, Lender shall deliver to the Loan Parties any Collateral held by Lender hereunder, and execute and deliver to the Loan Parties such documents as the Loan Parties shall reasonably request to evidence such termination.

(b)

If any of the Collateral shall be sold, transferred or otherwise disposed of by any Loan Party in a transaction permitted by this Agreement, then Lender, at the request and sole expense of such Loan Party, shall execute and deliver to such Loan Party all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.  At the request and sole expense of Borrowers, a Loan Guarantor shall be released from its obligations hereunder in the event that all the equity interests of such Loan Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by this Agreement; provided that Borrowers shall have delivered to Lender, with reasonable notice prior to the date of the proposed release, a written request for release identifying the relevant Loan Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by Borrowers stating that such transaction is in compliance with this Agreement and the other Loan Documents.

8.15

Obligations and Liens Absolute and Unconditional.  Each Loan Party understands and agrees that the obligations of each Loan Party under this Agreement shall be construed as continuing, absolute and unconditional without regard to (a) the validity or enforceability of any Loan Document, any of the Secured Obligations or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Loan Party or any other Person against Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Loan Party) which constitutes, or might be construed to constitute, an equitable or legal

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discharge of any Loan Party for the Secured Obligations, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Loan Party, Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any other Loan Party or any other Person or against any collateral security or guaranty for the Secured Obligations or any right of offset with respect thereto, and any failure by Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from any other Loan Party or any other Person or to realize upon any such collateral security or guaranty or to exercise any such right of offset, or any release of any other Loan Party or any other Person or any such collateral security, guaranty or right of offset, shall not relieve any Loan Party of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Lender against any Loan Party.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

8.16

Reinstatement.  This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Loan Party or any Issuer for liquidation or reorganization, should Loan Party or any Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of a Loan Party’s or an Issuer’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

SECTION 9

REPRESENTATIONS AND WARRANTIES.

To induce Lender to enter into this Agreement and to induce Lender to make Loans and issue Letters of Credit hereunder, each Loan Party represents and warrants to Lender that, as of the date hereof, the date of any borrowing pursuant to Section 2.1.1 or the issuance of any Letter of Credit pursuant to Section 2.1.2:

9.1

Organization.  Each Loan Party, and each Subsidiary thereof, is validly existing and in good standing under the laws of its jurisdiction of organization; and each Loan Party is in good standing and is duly qualified to do business in each jurisdiction set forth on Schedule 9.1 where, because of the nature of its activities or properties, such qualification is required, except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect.

9.2

Authorization; No Conflict.  All necessary and appropriate action has been taken by each Loan Party in order to, and each Loan Party has full power, right and authority, and is duly authorized, to execute and deliver each Loan Document to which it is a party and perform its Obligations under each Loan Document to which it is a party, and Borrowers are duly authorized to borrow monies hereunder.  The execution, delivery and performance by each Loan Party of each Loan Document to which it is a party, and the borrowings by Borrowers hereunder, do not and will not (a) require any consent or approval of any governmental agency or authority

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(other than any consent or approval which has been obtained and is in full force and effect), (b) conflict with (i) any provision of law, (ii) the charter, by-laws, operating agreement, partnership agreement or other organizational documents of any Loan Party and any Subsidiary thereof or (iii) any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective Subsidiaries or properties or (c) require, or result in, the creation or imposition of any Lien on any asset of any Loan Party (other than Liens in favor of Lender created pursuant to the Collateral Documents).

9.3

Validity and Binding Nature.  Each of this Agreement and each other Loan Document to which any Loan Party is a party is the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

9.4

Financial Condition.  The audited financial statements of Pernix and its Subsidiaries as at December 31, 2013, and the Form 10-Q report of Pernix filed as of June 30, 2014, copies of each of which have been delivered to Lender, were prepared in accordance with GAAP and present fairly the financial condition of such entities as at such dates and the results of their operations for the periods then ended.

9.5

No Material Adverse Change.  Since June 30, 2014, there has been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Borrowers and Loan Parties, and their respective Subsidiaries, taken as a whole.

9.6

Litigation and Contingent Liabilities.  No litigation (including derivative actions), arbitration proceeding or governmental investigation or proceeding is pending or, to any Loan Party’s knowledge, threatened against any Loan Party or any Subsidiary thereof which could reasonably be expected to have a Material Adverse Effect, except as set forth in Schedule 9.6.  Other than any liability incident to such litigation or proceedings, no Loan Party has any material contingent liabilities not listed on Schedule 9.6 or permitted by Section 11.1.

9.7

Ownership of Properties; Liens.  Each Loan Party has good and valid rights in or the power to transfer its Collateral, owns good and, in the case of real property, marketable title to all of its properties and assets, including its Collateral, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges and claims (including infringement claims with respect to patents, trademarks, service marks, copyrights and the like) except Permitted Liens.  No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except filings evidencing Permitted Liens and filings for which termination statements have been delivered to Lender. Each Loan Party is duly authorized to sell, transfer, pledge and grant a Lien in its Collateral.

9.8

Equity Ownership; Subsidiaries.  All issued and outstanding Capital Securities of each Loan Party are duly authorized and validly issued, fully paid, non-assessable, and free and clear of all Liens other than those in favor of Lender, and such securities were issued in compliance with all applicable state and federal laws concerning the issuance of securities.  Schedule 9.8 sets forth the authorized Capital Securities of each Loan Party as of the Closing

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Date and all Capital Securities issued to each Loan Party as of the Closing Date.  All of the issued and outstanding Capital Securities of each Subsidiary is, directly or indirectly, owned by Pernix.  As of the Closing Date, except as set forth on Schedule 9.8, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights or other similar agreements or understandings for the purchase or acquisition of any Capital Securities of any Loan Party.

9.9

Pension Plans.

(a)

The Unfunded Liability of all Pension Plans does not in the aggregate exceed twenty percent of the Total Plan Liability for all such Pension Plans.  Each Pension Plan complies in all material respects with all applicable requirements of law and regulations.  No contribution failure under Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan has occurred with respect to any Pension Plan, sufficient to give rise to a Lien under Section 302(f) of ERISA, or otherwise to have a Material Adverse Effect.  There are no pending or, to the knowledge of any Loan Party, threatened, claims, actions, investigations or lawsuits against any Pension Plan, any fiduciary of any Pension Plan, or the Loan Parties, any Subsidiary thereof, or other any member of the Controlled Group with respect to a Pension Plan or a Multiemployer Pension Plan which could reasonably be expected to have a Material Adverse Effect.  No Loan Party, no Subsidiary thereof, or any other member of the Controlled Group has engaged in any prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) in connection with any Pension Plan or Multiemployer Pension Plan which would subject that Person to any material liability.  Within the past five years, no Loan Party, no Subsidiary thereof, or any other member of the Controlled Group has engaged in a transaction which resulted in a Pension Plan with an Unfunded Liability being transferred out of the Controlled Group, which could reasonably be expected to have a Material Adverse Effect.  No Termination Event has occurred or is reasonably expected to occur with respect to any Pension Plan, which could reasonably be expected to have a Material Adverse Effect.

(b)

All contributions (if any) have been made to any Multiemployer Pension Plan that are required to be made by the Loan Parties, their respective Subsidiaries, or any other member of the Controlled Group under the terms of the plan or of any collective bargaining agreement or by applicable law; no Loan Party no Subsidiary thereof, or any other member of the Controlled Group has withdrawn or partially withdrawn from any Multiemployer Pension Plan, incurred any withdrawal liability with respect to any such plan or received notice of any claim or demand for withdrawal liability or partial withdrawal liability from any such plan, and no condition has occurred which, if continued, could result in a withdrawal or partial withdrawal from any such plan; and no Loan Party, no Subsidiary thereof, or any other member of the Controlled Group has received any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent.

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9.10

Investment Company Act.  No Loan Party is an “investment company” or a company “controlled” by an “investment company” or a “subsidiary” of an “investment company,” within the meaning of the Investment Company Act of 1940.

9.11

Compliance with Laws.  Each Loan Party, and each Subsidiary thereof, is in compliance in all material respects with the requirements of all laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

9.12

Regulation U.  No Loan Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

9.13

Taxes.  Each Loan Party, and each Subsidiary thereof, has timely filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges due and payable with respect to such return, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.  The Loan Parties and their respective Subsidiaries have made adequate reserves on their respective books and records in accordance with GAAP for all taxes that have accrued but which are not yet due and payable.  No Loan Party or any Subsidiary thereof has participated in any transaction that relates to a year of the taxpayer (which is still open under the applicable statute of limitations) which is a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2) (irrespective of the date when the transaction was entered into).

9.14

Solvency, etc.  On the Closing Date, and immediately prior to and after giving effect to the issuance of each Letter of Credit and each borrowing hereunder and the use of the proceeds thereof, with respect to each Loan Party, individually, (a) the fair value of its assets is greater than the amount of its liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated in accordance with GAAP, (b) the present fair saleable value of its assets is not less than the amount that will be required to pay the probable liability on its debts as they become absolute and matured, (c) it is able to realize upon its assets and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business, (d) it does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature and (e) it is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which its property would constitute unreasonably small capital.

9.15

Environmental Matters.  The on-going operations of each Loan Party and their respective Subsidiaries comply in all respects with all Environmental Laws, except such non-compliance which could not (if enforced in accordance with applicable law) reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.  Each Loan Party, and each Subsidiary thereof, has obtained, and maintained in good standing, all licenses, permits, authorizations, registrations and other approvals required under any

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Environmental Law and required for their respective ordinary course operations, and for their reasonably anticipated future operations, and each Loan Party and each Subsidiary thereof is in compliance with all terms and conditions thereof, except where the failure to do so could not reasonably be expected to result in material liability to any Loan Party or Subsidiary thereof and could not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.  No Loan Party, or any Subsidiary thereof, or any of its properties or operations is subject to, or reasonably anticipates the issuance of, any written order from or agreement with any federal, state or local governmental authority, nor subject to any judicial or docketed administrative or other proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Substance.  There are no Hazardous Substances or other conditions or circumstances existing with respect to any property, arising from operations prior to the Closing Date, or relating to any waste disposal, of any Loan Party or any Subsidiary thereof that would reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.  No Loan Party or any Subsidiary thereof has any underground storage tanks that are not properly registered or permitted under applicable Environmental Laws or that at any time have released, leaked, disposed of or otherwise discharged Hazardous Substances

9.16

Insurance.  Set forth on Schedule 9.16 is a complete and accurate summary of the property, casualty, worker’s compensation, errors and omissions, fidelity bonds/crime insurance program of the Loan Parties as of the Closing Date (including the names of all insurers, policy numbers, expiration dates, amounts and types of coverage, annual premiums, exclusions, deductibles, self-insured retention, and a description in reasonable detail of any self-insurance program, retrospective rating plan, fronting arrangement or other risk assumption arrangement involving any Loan Party).  Each Loan Party and its properties are insured with financially sound and reputable insurance companies which are not Affiliates of the Loan Parties, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Loan Parties operate.

9.17

Real Property; Collateral Locations.  Set forth on Schedule 9.17 is a complete and accurate list, as of the Closing Date, of the address of all real property owned or leased by any Loan Party, together with, in the case of leased property, the name and mailing address of the lessor of such property. On the date hereof, Schedule 9.17 sets forth (a) each place of business of each Loan Party (including its chief executive office), (b) all locations where all Collateral owned by each Loan Party is kept, and (c) whether each such Collateral location and place of business (including each Loan Party’s chief executive office) is owned or leased (and if leased, specifies the complete name and notice address of each lessor).  No Collateral is located outside the United States or in the possession of any lessor, bailee, warehouseman or consignee, except as indicated on Schedule 9.17.

9.18

Information.  All information heretofore or contemporaneously herewith furnished in writing by any Loan Party to Lender for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of any Loan Party to Lender pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances under which made (it being recognized by Lender that any projections and forecasts provided by

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Borrowers are based on good faith estimates and assumptions believed by Borrowers to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results).

9.19

Burdensome Obligations.  No Loan Party, or any Subsidiary thereof, is a party to any agreement or contract or subject to any restriction contained in its charter, by-laws, operating agreement, partnership agreement or other organizational documents which could reasonably be expected to have a Material Adverse Effect.

9.20

Labor Matters.  Except as set forth on Schedule 9.20, no Loan Party or any Subsidiary thereof, is subject to any labor or collective bargaining agreement.  There are no existing or threatened strikes, lockouts or other labor disputes involving any Loan Party or any Subsidiary thereof that singly or in the aggregate could reasonably be expected to have a Material Adverse Effect.  Hours worked by and payment made to employees of the Loan Parties are not in violation of the Fair Labor Standards Act or any other applicable law, rule or regulation dealing with such matters.

9.21

Anti-Terrorism Laws.

(a)

No Loan Party (and, to the knowledge of each Loan Party, no joint venture or Subsidiary thereof) is in violation in any material respects of any United States Requirements of Law relating to terrorism, sanctions or money laundering (the “Anti-Terrorism Laws”), including the United States Executive Order No. 13224 on Terrorist Financing (the “Anti-Terrorism Order”) and the Patriot Act.

(b)

No Loan Party (and, to the knowledge of each Loan Party, no joint venture or Subsidiary thereof) (i) is listed in the annex to, or is otherwise subject to the provisions of, the Anti-Terrorism Order, (ii) is owned or controlled by, or acting for or on behalf of, any person listed in the annex to, or is otherwise subject to the provisions of, the Anti-Terrorism Order, (iii) commits, threatens or conspires to commit or supports “terrorism” as defined in the Anti-Terrorism Order or (iv) is named as a “specially designated national and blocked person” in the most current list published by OFAC.

(c)

No Loan Party (and, to the knowledge of each Loan Party, no joint venture, Subsidiary or Affiliate thereof) (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any person described in clauses (b)(i) through (b)(iv) above, (ii) deals in, or otherwise engages in any transactions relating to, any property or interests in property blocked pursuant to the Anti-Terrorism Order or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

9.22

No Default.  No Default or Event of Default exists or would result from the incurrence by any Loan Party of any Debt hereunder or under any other Loan Document.

9.23

Subordinated Debt.  No Loan Party has any Subordinated Debt.

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9.24

Perfected First Priority Liens.  The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 9.24 (which, in the case of all filings and other documents referred to on Schedule 9.24, have been delivered to Lender in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of Lender as collateral security for each Loan Party’s Obligations, enforceable in accordance with the terms hereof against all creditors of each Loan Party and any Persons purporting to purchase any Collateral from each Loan Party, and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens for which priority is accorded under applicable law.  The filings and other actions specified on Schedule 9.24 constitute all of the filings and other actions necessary to perfect all security interests granted hereunder.  All Instruments, Chattel Paper and certificated Investment Property constituting Collateral has been delivered to Lender duly indorsed in a manner satisfactory to Lender.

9.25

Loan Party Information.  On the date hereof, Schedule 9.25 sets forth (a) each Loan Party’s jurisdiction of organization, (b) the location of each Loan Party’s chief executive office, (c) each Loan Party’s exact legal name as it appears on its organizational documents and (d) each Loan Party’s organizational identification number (to the extent a Loan Party is organized in a jurisdiction which assigns such numbers) and federal employer identification number. In the past five years, no Loan Party had its chief executive offices at any location other than as listed on Schedule 9.25 or has had any other name than as listed on Schedule 9.25.

9.26

Certain Property.  None of the Collateral constitutes, or is the Proceeds of, (a) Farm Products, (b) Health Care Insurance Receivables or (c) other than trucks and other motor vehicles (“Vehicles”), vessels, aircraft or any other property subject to any certificate of title or other registration statute of the United States, any State or other jurisdiction.  Schedule 9.26 lists all Vehicles owned or leased by each Loan Party.  Schedule 9.26 also lists (a) whether or not certificates of title exist for the Vehicles (to the extent such Vehicles are subject to any certificate of title or other registration statute of the United States, any State or other jurisdiction thereof) and (b) the registration number, state of registration and the prior lienholder (if any), together with the amount of such prior Lien, of all such Vehicles.  Each Loan Party has delivered to Lender copies of all certificates of title with respect to the applicable Vehicles.  Other than the recordation of Lender’s Lien on the certificate of titles for the applicable Vehicles, all action by each Loan Party necessary or desirable to protect and perfect the Lien of Lender on the Vehicles set forth on Schedule 9.26 (including all necessary filings with the offices of the relevant secretaries of state or other required governmental authorities) has been duly taken.

9.27

Investment Property.

(a)

The Pledged Equity pledged by each Loan Party hereunder constitute all the issued and outstanding equity interests of each Issuer owned by such Loan Party.

(b)

All of the Pledged Equity has been duly and validly issued and is fully paid and nonassessable, or, in the case of any foreign Subsidiary, 65% of all issued and outstanding equity interests of such foreign Subsidiary.

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(c)

Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).

(d)

Schedule 9.27 lists all Investment Property owned by each Loan Party.  Each Loan Party is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except Permitted Liens.

(e)

No person other than Lender has possession or control of any of the Pledged Equity of such nature that perfection of a security interest is accomplished by control.

(f)

Upon delivery to Lender of any certificated Pledged Equity, Lender shall have a fully perfected first priority security in such Pledged Equity so long as Lender maintains possession of such Pledged Equity.

No membership interests or partnerships interest constituting Pledged Equity are certificated or are comprised of Securities.

9.28

Receivables and General Intangibles.

(a)

No material amount payable to each Loan Party under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to Lender.

(b)

The names of the Account Debtors, amounts owing, due dates and other information with respect to the Receivables and Chattel Paper owned by each Loan Party are and will be correctly stated in all material respects in all records of each Loan Party relating thereto and in all invoices and reports with respect thereto furnished to Lender from time to time.

(c)

The amounts represented by each Loan Party to Lender from time to time as owing to such Loan Party in respect of the Receivables (to the extent such representations are required by any of the Loan Documents) will at all such times be accurate.

(d)

All Receivables and General Intangibles are genuine, are in all respects what they purport to be, are not evidenced by a judgment, and (as applicable) represent undisputed, bona fide transactions completed or to be completed in accordance with the terms and conditions of any document related thereto.  No Loan Party has any knowledge of any fact or circumstance which would impair the validity or collectability of any Receivables or General Intangibles.

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(e)

There are no setoffs, claims or disputes existing or asserted with respect to any Receivables and no Loan Party has made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Loan Party in the ordinary course of its business for prompt payment and disclosed to Lender.

9.29

Intellectual Property.

(a)

Schedule 9.29 lists all Intellectual Property owned by each Loan Party in its own name on the date hereof.

(b)

On the date hereof, all material Intellectual Property owned by any Loan Party is valid, subsisting, unexpired and enforceable and has not been abandoned.

(c)

Except as set forth in Schedule 9.29, none of the material Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Loan Party is the licensor or franchisor.

Right to Use Intellectual Property.  Each Loan Party owns and possesses or has a license or other right to use its Intellectual Property as is necessary for the conduct of the businesses of such Loan Party, without any infringement upon rights of others which could reasonably be expected to have a Material Adverse Effect.

9.30

Inventory.  If any Loan Party’s Inventory is represented or covered by documents of title, such Loan Party is the owner of the documents, free of all encumbrances, security interests and other Liens (other the Permitted Liens).  With respect to each Loan Party’s  Inventory: (a) no Inventory (other than Inventory in transit) is now, or shall at any time or times hereafter be stored at any location other than a location set forth on Schedule 9.17, (b) such Inventory is of good and merchantable quality, free from any defects, (c) such Inventory is not subject to any licensing, Patent, royalty, Trademark, trade name or Copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, (d) to the knowledge of such Loan Party, such Inventory has been produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder and (e) the completion of manufacture, sale or other disposition of such Inventory by Lender following the occurrence of Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which such Loan Party is a party or to which such property is subject.

9.31

Depositary and Other Accounts.  All primary deposit, securities and other primary  accounts maintained by each Loan Party are maintained at Lender, and together with all other deposit, securities and other accounts of each Loan Party, are described on Schedule 9.32 hereto, which description includes for each such account the name of the Loan Party maintaining such account, the name, address, telephone and fax numbers of the financial institution at which such account is maintained, the account number and the account officer, if any, of such account.  Each

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Loan Party agrees that the LOC Account and the Pledged Account are accounts maintained at Lender which are blocked by Lender.

9.32

Pernix – Serka LP; Pernix LTC LLC.  As of November 10, 2014, Pernix – Serka LP’s has no active projects or jobs other than the project located in Sierra Leone, Africa, which project was issued by the Department of State Bureau of Overseas Building Operations under Contract Number SAQMMA-13-C-0211 (such project, the “SL Project”).  Due to the recent Ebola outbreak in Sierra Leone, Africa, the SL Project has been put on hold until it is determined it is safe to complete the SL Project.  Pernix – Serka LP (in addition completing the SL Project) and Pernix LTC LLC are in the process of being wound down, and (i) Pernix LTC LLC shall be dissolved by December 31, 2014, and (ii) Pernix – Serka LP shall be dissolved by June 30, 2015.

9.33

Hedging Agreements.  No Loan Party is a party to any Hedging Agreement, other than an Eligible Hedging Agreement.

SECTION 10

AFFIRMATIVE COVENANTS.

Until the expiration or termination of the Commitments and thereafter until all Obligations hereunder and under the other Loan Documents are paid and performed in full and all Letters of Credit have been terminated, each Loan Party agrees that, unless at any time Lender shall otherwise expressly consent in writing, it will:

10.1

Reports, Certificates and Other Information.  Furnish to Lender:

10.1.1

Annual Report.  Promptly when available and in any event within 120 days after the close of each Fiscal Year a copy of the annual audit report of Pernix and its Subsidiaries for such Fiscal Year, including therein consolidated balance sheets and statements of earnings and cash flows of Pernix and its Subsidiaries as at the end of such Fiscal Year, certified without adverse reference to going concern value and without qualification by independent auditors of recognized standing selected by Borrowers reasonably acceptable Lender, together with a written statement from such accountants to the effect that in making the examination necessary for the signing of such annual audit report by such accountants, nothing came to their attention that caused them to believe that Borrowers were not in compliance with any provision of Sections 11.1, 11.3, 11.4 or 11.14 of this Agreement insofar as such provision relates to accounting matters or, if something has come to their attention that caused them to believe that Borrowers were not in compliance with any such provision, describing such non-compliance in reasonable detail; and a consolidating balance sheet of Pernix and its Subsidiaries as of the end of such Fiscal Year and consolidating statement of earnings and cash flows for Pernix and its Subsidiaries for such Fiscal Year, certified by a Senior Officer of  Borrower.

10.1.2

Interim Reports.  Promptly when available and in any event within 60 days after the end of each Fiscal Quarter, a copy of the Form 10-Q report filed with the SEC; and (b) promptly when available and in any event within 30 days after the end of each month, consolidated and consolidating balance sheets of Borrowers and its Subsidiaries as of the end of such month, together with consolidated and consolidating statements of earnings and a consolidated statement of cash flows for such month and for the period beginning with the first day of such Fiscal Year and ending on the last day of such month, together with a comparison

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with the corresponding period of the previous Fiscal Year certified by a Senior Officer of each Borrower.

10.1.3

Compliance Certificates.  Contemporaneously with the furnishing of a copy of each annual audit report pursuant to Section 10.1.1 and each Form 10-Q report pursuant to Section 10.1.2, a duly completed Compliance Certificate in the form of Exhibit C, with appropriate insertions, dated the date of such annual report or such quarterly statements and signed by a senior officer of each Borrower, containing (i) a computation of each of the financial ratios and restrictions set forth in Section 11.14 and to the effect that such officer has not become aware of any Default or Event of Default that has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it and (ii) a written statement of Borrowers’ management setting forth a discussion of Pernix’s and its subsidiaries’ financial condition, changes in financial condition and results of operations.

10.1.4

Reports to the SEC and to Shareholders.  Promptly upon the filing or sending thereof, copies of all regular, periodic or special reports of any Loan Party filed with the SEC; copies of all registration statements of any Loan Party filed with the SEC (other than on Form S-8); and copies of all proxy statements or other communications made to security holders generally.

10.1.5

Notice of Default, Litigation and ERISA Matters.  Promptly upon becoming aware of any of the following, written notice describing the same and the steps being taken by the Loan Parties affected thereby with respect thereto:

(a)

the occurrence of an Event of Default or a Default;

(b)

any Change of Control, or any Person owning or controlling twenty percent (20%) or more of the Capital Securities of Pernix;

(c)

any litigation, arbitration or governmental investigation or proceeding not previously disclosed by Loan Parties to Lender which has been instituted or, to the knowledge of any Loan Party, is threatened against any Loan Party or to which any of the properties of any thereof is subject which might reasonably be expected to have a Material Adverse Effect;

(d)

the institution of any steps by any member of the Controlled Group or any other Person to terminate any Pension Plan, or the failure of any member of the Controlled Group to make a required contribution to any Pension Plan (if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA) or to any Multiemployer Pension Plan, or the taking of any action with respect to a Pension Plan which could result in the requirement that any Loan Party furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan or Multiemployer Pension Plan which could result in the incurrence by any member of the Controlled Group of any material liability, fine or penalty (including any claim or demand for withdrawal liability or partial withdrawal from any Multiemployer Pension Plan), or any material increase in the contingent liability of any Loan Party with respect to any post-retirement welfare benefit plan or other employee benefit plan of any Loan

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Party or another member of the Controlled Group, or any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of an excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent;

(e)

any cancellation or material change in any insurance maintained by any Loan Party;

(f)

any cancellation, termination or material reduction in any performance or other bond issued by either Fidelity and Deposit Company of Maryland or Zurich American Insurance Company, or such other entity as is approved by Lender;

(g)

any other event (including (i) any violation of any Environmental Law or the assertion of any Environmental Claim or (ii) the enactment or effectiveness of any law, rule or regulation) which might reasonably be expected to have a Material Adverse Effect,

(h)

any Lien (other than Permitted Liens) on any of the Collateral which would adversely affect the ability of Lender to exercise any of its remedies hereunder; or

(i)

the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereby.

10.1.6

Borrowing Base Certificates.  During any period in which there are Revolving Outstandings, within 25 days of the end of each calendar month during such period, a Borrowing Base Certificate dated as of the end of such calendar month, and together with any Notice of Borrowing or Notice of LOC, a Borrowing Base Certificate dated as of the date of such notice, in each case executed by a Senior Officer of each Borrower on behalf of each Borrower (provided that at any time an Event of Default exists, Lender may require Borrowers to deliver Borrowing Base Certificates more frequently).

10.1.7

Borrower’s Accounts.  Within 25 days after the end of each calendar month, an aged schedule of Borrowers’ Receivables and an aged schedule of accounts payable by Borrower, listing the name and amount due from each Account Debtor and account creditor and showing the aggregate amounts due from (a) 0-30 days, (b) 31- 60 days, (c) 61-90 days, (d) 91-120 days, (e) 121-180 days and (f) more than 180 days, and certified as accurate by Borrowers.

10.1.8

Jobs In Progress Report.  Within 25 days after the end of each calendar month, Jobs In Progress Report.

10.1.9

Management Reports.  Promptly upon receipt thereof, copies of all detailed financial and management reports submitted to Borrowers by independent auditors in connection with each annual or interim audit made by such auditors of the books of Borrowers.

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10.1.10

Subordinated Debt Notices.  Promptly following receipt, copies of any notices (including notices of default or acceleration) received from any holder or trustee of, under or with respect to any Subordinated Debt.

10.1.11

Updated Schedules.  Contemporaneously with the furnishing of each annual audit report pursuant to Section 10.1.1, updated versions Schedules 9.1, 9.6, 9.8, 9.16, 9.17, 9.20, 9.24, 9.25, 9.26, 9.27, 9.29, 9.32, 10.16 showing information as of such audit report (it being agreed and understood that this requirement shall be in addition to the other notice and delivery requirements set forth herein).  Lender may also from time to time, in its sole reasonable discretion, request that the Loan Parties provide updated schedules.

10.1.12

Other Information.  Promptly from time to time, such other information (including, without limitation, business or financial data, reports, appraisals and projections) concerning the Loan Parties, their properties or business, as Lender may reasonably request.

10.2

Books, Records and Inspections.  Keep, and cause each of its Subsidiaries and each other Loan Party, to keep, its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP; at the full expense of such Loan Party or Subsidiary, permit Lender or any representative thereof to (a) inspect the properties and operations of such Loan Party or such Subsidiary thereof; (b) visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and each such Loan Party hereby authorizes, and shall cause its Subsidiaries to authorize, such independent auditors to discuss such financial matters with Lender or any representative thereof), (c) examine (and, at the expense of the Loan Parties, photocopy extracts from) any of its books or other records; and (d) to inspect the Inventory and other tangible assets of such Loan Party or Subsidiary, to perform appraisals of the equipment of such Loan Party or Subsidiary, and to inspect, audit, check and make copies of and extracts from the books, records, computer data, computer programs, journals, orders, receipts, correspondence and other data relating to Inventory, Accounts and any other Collateral. Notwithstanding anything to the contrary herein, Lender is entitled to conduct as many inspections and audits as it deems appropriate upon the occurrence and continuance of an Event of Default ; provided however, that such Loan Party or Subsidiary shall only be liable for the expense of one inspection per year provided no Event of Default has occurred and is continuing ..

10.3

Maintenance of Property; Insurance.

(a)

Keep, and cause its Subsidiaries and each other Loan Party, to keep, all property useful and necessary in the business of the Loan Parties and their respective Subsidiaries, in good working order and condition, ordinary wear and tear excepted.

(b)

Maintain, and cause each of its Subsidiaries and each other Loan Party to maintain, with responsible insurance companies, such insurance coverage as may be required by any law or governmental regulation or court decree or order applicable to it and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated, but which shall insure against all risks and liabilities of the type identified on Schedule 9.16 and shall have insured amounts no less than, and deductibles no higher than, those set forth on such schedule;

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and, upon request of Lender, furnish to Lender original or electronic copies of policies evidencing such insurance, and a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by the Loan Parties.  Such Loan Party shall cause each issuer of an insurance policy to provide Lender with an endorsement (i) showing Lender as loss payee with respect to each policy of insurance set forth on Schedule 9.16, as applicable, and naming Lender as an additional insured with respect to each policy of insurance Schedule 9.16, as applicable, (ii) providing that 30 days’ notice will be given to Lender prior to any cancellation of, material reduction or change in coverage provided by or other material modification to such policy and (iii) reasonably acceptable in all other respects to Lender.  Each Loan Party shall execute and deliver to Lender a collateral assignment, in form and substance satisfactory to Lender, of each business interruption insurance policy maintained by such Loan Party.

(c)

UNLESS SUCH LOAN PARTY PROVIDES LENDER WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS AGREEMENT, LENDER MAY PURCHASE INSURANCE AT SUCH LOAN PARTY’S EXPENSE TO PROTECT LENDER’S INTERESTS IN THE COLLATERAL.  THIS INSURANCE MAY, BUT NEED NOT, PROTECT SUCH LOAN PARTY’S INTERESTS.  THE COVERAGE THAT LENDER PURCHASES MAY NOT PAY ANY CLAIM THAT IS MADE AGAINST SUCH LOAN PARTY IN CONNECTION WITH THE COLLATERAL.  SUCH LOAN PARTY MAY LATER CANCEL ANY INSURANCE PURCHASED BY LENDER, BUT ONLY AFTER PROVIDING LENDER WITH EVIDENCE THAT SUCH LOAN PARTY HAS OBTAINED INSURANCE AS REQUIRED BY THIS AGREEMENT.  IF LENDER PURCHASES INSURANCE FOR THE COLLATERAL, SUCH LOAN PARTY WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER CHARGES THAT MAY BE IMPOSED WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE.  THE COSTS OF THE INSURANCE MAY BE ADDED TO THE PRINCIPAL AMOUNT OF THE LOANS OWING HEREUNDER.  THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF THE INSURANCE THE LOAN PARTIES MAY BE ABLE TO OBTAIN ON THEIR OWN.

10.4

Compliance with Laws; Payment of Taxes and Liabilities.  (a)  Comply, and cause each of its Subsidiaries and each other Loan Party to comply, in all material respects with all applicable laws, rules, regulations, decrees, orders, judgments, licenses and permits, except where failure to comply could not reasonably be expected to have a Material Adverse Effect; (b) without limiting clause (a) above, ensure, and cause each of its Subsidiaries and each other Loan Party to ensure, that no person who owns a controlling interest in or otherwise controls a Loan Party is or shall be (i) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (ii) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, (c) without limiting clause (a) above, comply, and cause each of its Subsidiaries and each other Loan Party to comply, with all applicable Bank Secrecy Act (“BSA”) and anti-money

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laundering laws and regulations and (d) pay, and cause each of its Subsidiaries and each other Loan Party to pay, prior to delinquency, all taxes and other governmental charges against it or any of its property, including the Collateral, as well as claims of any kind which, if unpaid, could become a Lien on any of its property; provided that the foregoing shall not require any Subsidiary or Loan Party to pay any such tax or charge so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP and, in the case of a claim which could become a Lien on any Collateral, such contest proceedings shall stay the foreclosure of such Lien or the sale of any portion of the Collateral to satisfy such claim.

10.5

Maintenance of Existence, etc.  Subject to Section 11.5, maintain and preserve, and cause each of its Subsidiaries and each other Loan Party to maintain and preserve, (a) its existence and good standing in the jurisdiction of its organization and (b) its qualification to do business and good standing in each jurisdiction where the nature of its business makes such qualification necessary (other than such jurisdictions in which the failure to be qualified or in good standing could not reasonably be expected to have a Material Adverse Effect).

10.6

Use of Proceeds.  Use the proceeds of the Loans and the Letters of Credit for working capital purposes and for other general business purposes; and not use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of “purchasing or carrying” any Margin Stock.

10.7

Employee Benefit Plans.

(a)

Maintain, and cause each other member of the Controlled Group to maintain, each Pension Plan in substantial compliance with all applicable requirements of law and regulations.

(b)

Make, and cause each other member of the Controlled Group to make, on a timely basis, all required contributions to any Multiemployer Pension Plan.

(c)

Not, and not permit any other member of the Controlled Group to (i) seek a waiver of the minimum funding standards of ERISA, (ii) terminate or withdraw from any Pension Plan or Multiemployer Pension Plan or (iii) take any other action with respect to any Pension Plan that would reasonably be expected to entitle the PBGC to terminate, impose liability in respect of, or cause a trustee to be appointed to administer, any Pension Plan, unless the actions or events described in clauses (i), (ii) and (iii) individually or in the aggregate would not have a Material Adverse Effect.

10.8

Environmental Matters.  If any release or threatened release or other disposal of Hazardous Substances shall occur or shall have occurred on any real property or any other assets of any Loan Party, such Loan Party shall, and shall cause its applicable Subsidiaries and any other applicable Loan Party to, cause the prompt containment and removal of such Hazardous Substances and the remediation of such real property or other assets as necessary to comply with all Environmental Laws and to preserve the value of such real property or other assets.  Without limiting the generality of the foregoing, each Loan Party shall, and shall cause each of its Subsidiaries and each other Loan Party to, comply with any federal or state judicial or

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administrative order requiring the performance at any real property of any Loan Party or Subsidiary of activities in response to the release or threatened release of a Hazardous Substance.  To the extent that the transportation of Hazardous Substances is permitted by this Agreement, each Loan Party shall, and shall cause each of its Subsidiaries and each other Loan Party to, dispose of such Hazardous Substances, or of any other wastes, only at licensed disposal facilities operating in compliance with Environmental Laws.

10.9

Further Assurances.

(a)

Take, and cause each of its Subsidiaries and each other Loan Party to take, such actions as are necessary or as Lender may reasonably request from time to time to ensure that the Obligations of each Loan Party under the Loan Documents are secured by a first priority perfected Lien in favor of Lender (subject only to Permitted Liens) on substantially all of the assets of Borrowers and each Loan Party (as well as all Capital Securities of each domestic Subsidiary and to the extent requested to do so by Lender, 65% of all Capital Securities of each direct foreign Subsidiary) and guaranteed by each Loan Guarantor (including, upon the acquisition or creation thereof, any Subsidiary acquired or created after the Closing Date), in each case as Lender may determine, including (i) the execution and delivery of guaranties, security agreements, pledge agreements, mortgages, deeds of trust, financing statements and other documents, and the filing or recording of any of the foregoing and (ii) the delivery of certificated securities and other Collateral with respect to which perfection is obtained by possession.

(b)

At least five (5) Business Days prior to the creation or acquisition of a Subsidiary by such Loan Party, provide written notice of the same to Lender.  Within one (1) day of such creation or acquisition, (i) if the Loan Party’s equity interest in such Subsidiary is to be pledged as Collateral under this agreement, such Loan Party shall deliver to Lender (A) if such Subsidiary is a limited liability company or a partnership, a fully executed Membership Interest Pledge Agreement or Partnership Interest Pledge Agreement, as applicable, together with the related executed Assignment of Interest and executed Acknowledgment of Pledge and any other documentation required by Lender, all in form and substance satisfactory to Lender, and (B) if such Subsidiary is a corporation, all related certificated securities, duly indorsed in a manner satisfactory to the Lender, evidencing the Capital Securities of such Subsidiary, and (ii) if such Subsidiary is to become a Loan Party hereunder, as determined in Lender’s sole discretion, a joinder agreement (substantially in the form of Exhibit G hereto), a UCC financing statement naming such Subsidiary as debtor and Lender as secured party, and any other documentation requested by Lender, all in form and substance satisfactory to Lender.

(c)

At any time and from time to time, upon the written request of Lender, and at the sole expense of such Loan Party, such Loan Party will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, if the Loan Party’s interest in such instruments and documents  is to be pledged as collateral under this agreement, including (i) filing any financing or continuation

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statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby, (ii) in the case of Investment Property or any deposit, securities or other accounts, and any other relevant Collateral, taking any actions necessary to enable Lender to obtain “control” (within the meaning of the applicable UCC) with respect thereto, including without limitation, if requested by Lender, entering into account control agreements granting Lender control of any deposit, securities, or other account held at an Other Bank and (iii) if requested by Lender, delivering, to the extent permitted by law, any original motor vehicle certificates of title received by such Loan Party from the applicable secretary of state or other governmental authority after information reflecting Lender’s security interest has been recorded therein.

10.10

Deposit Accounts.  Unless Lender otherwise consents in writing, in order to facilitate Lender’s maintenance and monitoring of Lender’s security interests in the Collateral, maintain all of such Loan Party’s primary depositary, securities and other primary accounts with Lender.  To the extent such Loan Party maintains deposit, securities or other accounts at any Other Bank, such Loan Party will promptly provide written notice to Lender if the funds held or maintained in all deposit, securities or other accounts of such Loan Party at any one Other Bank exceed in the aggregate $500,000.  If requested by Lender, such Loan Party shall deliver to Lender a fully executed control agreement within thirty days of Lender’s request, in form and substance satisfactory to Lender, providing Lender with control over any deposit, securities or other accounts of such Loan Party at any Other Bank.

10.11

Delivery of Instruments, Certificated Securities and Chattel Paper.  If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to Lender, duly indorsed in a manner satisfactory to Lender, to be held as Collateral pursuant to this Agreement and in the case of Electronic Chattel Paper, the applicable Loan Party shall cause Lender to have control thereof within the meaning set forth in Section 9-105 of the UCC.  In the event that a Default or Event of Default shall have occurred and be continuing, upon the request of Lender, any Instrument, Certificated Security or Chattel Paper not theretofore delivered to Lender and at such time being held by any Loan Party shall be immediately delivered to Lender, duly indorsed in a manner satisfactory to Lender, to be held as Collateral pursuant to this Agreement and in the case of Electronic Chattel Paper, the applicable Loan Party shall cause Lender to have control thereof within the meaning set forth in Section 9-105 of the UCC.

10.12

Maintenance of Perfected Security Interest; Further Documentation.

(a)

Such Loan Party shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 9.24 and shall defend such security interest against the claims and demands of all Persons whomsoever.

(b)

Such Loan Party shall not pledge, assign, transfer, create or permit to exist any tax liens and other Liens, encumbrances and security interests on any part of the Collateral other than Permitted Liens, and such Loan Party shall not enter into any agreement doing the same (other than with respect to Permitted Liens).

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(c)

Such Loan Party shall not permit the filing of any financing statements or other documents perfecting a Lien upon or security interest in any of the Collateral except in connection with Section 11.2.

(d)

Such Loan Party will furnish to Lender from time to time statements and schedules further identifying and describing the assets and property of such Loan Party  and such other reports in connection therewith as Lender may reasonably request, all in reasonable detail.

(e)

Such Loan Party shall promptly notify Lender (a) of any material change with respect to any of the Collateral, (b) of any material change in the business or financial condition of any material Account Debtor, or if such Loan Party has reason to believe that any material Account Debtor will cease to be an Account Debtor or will significantly alter the business relationship between such Loan Party and such Account Debtor and (c) if an Eligible Account ceases to be an Eligible Account.

(f)

Changes in Locations, Name, etc.  Such Loan Party shall not, except upon 30 days’ prior written notice to Lender and delivery to Lender of (a) all additional financing statements and other documents reasonably requested by Lender as to the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 9.17 showing any additional location at which Collateral shall be kept:

(i)

permit any of the Collateral to be kept at a location other than those listed on Schedule 9.17;

(ii)

change its jurisdiction of organization or the location of its chief executive office from that specified on Schedule 9.17 or in any subsequent notice delivered pursuant to this Section 10.12; or

(iii)

change its name, identity or corporate structure.

(g)

If any Loan Party shall cause to be delivered Collateral or other property to any bailee after the Closing Date, such Loan Party shall cause such bailee to sign a Collateral Access Agreement.  Such requirement may be waived at the option of Lender.

10.13

Investment Property.

(a)

If such Loan Party shall become entitled to receive or shall receive any certificate, option or rights in respect of the equity interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any of the Pledged Equity, or otherwise in respect thereof, such Loan Party shall accept the same as the agent of Lender, hold the same in trust for Lender and deliver the same forthwith to Lender in the exact form received, duly indorsed by such Loan Party to Lender, if required, together with an undated instrument of transfer covering such certificate duly executed in blank by such Loan Party and with, if Lender so requests, signature

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guarantied, to be held by Lender, subject to the terms hereof, as additional Collateral for the Secured Obligations.  Upon the occurrence and during the continuance of an Event of Default, (i) any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to Lender to be held by it hereunder as additional Collateral for the Secured Obligations, and (ii) in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected Lien in favor of Lender, be delivered to Lender to be held by it hereunder as additional Collateral for the Secured Obligations.  Upon the occurrence and during the continuance of an Event of Default, if any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Loan Party, such Loan Party shall, until such money or property is paid or delivered to Lender, hold such money or property in trust for Lender, segregated from other funds of such Loan Party, as additional Collateral for the Secured Obligations.

(b)

Without the prior written consent of Lender, such Loan Party will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Securities of any nature or to issue any other Securities or interests convertible into or granting the right to purchase or exchange for any Capital Securities of any nature of any Issuer, except, in each case, as permitted by this Agreement, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except that, so long as no Event of Default has occurred or is continuing hereunder, Borrowers may complete the  PFL Securities Sale so long as the proceeds of such PFL Securities Sale are deposited in an account with Lender, and may issue additional common or Series A or Series B preferred shares to existing shareholders, which may require payment of current dividends at a market rate as of the date of issuance, and pursuant to any other transaction expressly permitted by this Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for Permitted Liens, (iv) enter into any agreement or undertaking restricting the right or ability of such Loan Party or Lender to sell, assign or transfer any of the Investment Property or Proceeds thereof, except, with respect to such Investment Property, shareholders’ agreements entered into by such Loan Party with respect to Persons in which such Loan Party maintains an ownership interest of 50% or less, (v)  do or take any other action which will impair the Lender’s interests or rights in the Investment Property, (vi) permit, suffer or otherwise consent to any termination of, or amendment, supplement or other modification to, its charters, by-laws, operating agreement, partnership agreement or other organizational documents other than as permitted under Section 11.6 or (vii) allow any membership interests or partnership interest comprising its Pledged Equity to be comprised of Securities.

(c)

In the case of each Loan Party which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify Lender promptly in writing of the occurrence of any of the events described

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in Section 10.13(a) with respect to the Investment Property issued by it, (iii) the terms of Sections 8.4 and 8.7 shall apply to such Issuer with respect to all actions that may be required of it pursuant to Section 8.4 or 8.8 regarding the Investment Property issued by it and (iv) it shall mark in books and records Lender’s security interests and Lien on the related Investment Property.

10.14

Receivables.

(a)

Other than in the ordinary course of business consistent with its past practice, including normally occurring retention receivables, and in amounts which are not material to such Loan Party, such Loan Party will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

(b)

Such Loan Party will deliver to Lender a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables for all Loan Parties.

10.15

Intellectual Property.

(a)

Such Loan Party (either itself or through licensees) will (i) continue to use each Trademark material to its business in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless Lender shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby such Trademark may become invalidated or impaired in any way.

(b)

Such Loan Party (either itself or through licensees) will not do any act, or omit to do any act, whereby any Patent material to its business may become forfeited, abandoned or dedicated to the public.

(c)

Such Loan Party (either itself or through licensees) (i) will employ each Copyright material to its business and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of such Copyrights may become invalidated or otherwise impaired.  Such Loan Party will not (either itself or through licensees) do any act whereby any material portion of such Copyrights may fall into the public domain.

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(d)

Such Loan Party (either itself or through licensees) will not do any act that knowingly uses any Intellectual Property material to its business to infringe the intellectual property rights of any other Person.

(e)

Such Loan Party will notify Lender immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding, such Loan Party’s ownership of, or the validity of, any material Intellectual Property or such Loan Party’s right to register the same or to own and maintain the same.

(f)

Whenever such Loan Party, either by itself or through any agent, employee, licensee or designee, (i) shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof or (ii) obtain rights in any Intellectual Property not listed on Schedule 9.29, such Loan Party shall report such filing to Lender concurrently with the next delivery of financial statements of Borrowers pursuant to Section 10.1 of this Agreement.  Upon the request of Lender, such Loan Party shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as Lender may request to evidence Lender’s security interest in any Copyright, Patent or Trademark and the goodwill and General Intangibles of such Loan Party relating thereto or represented thereby.

(g)

Such Loan Party will take all reasonable and necessary steps to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of all material Intellectual Property owned by it.

(h)

In the event that any material Intellectual Property is infringed upon or misappropriated or diluted by a third party, such Loan Party shall (i) take such actions as such Loan Party shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify Lender after it learns thereof and, to the extent, in its reasonable judgment, such Loan Party determines it appropriate under the circumstances, sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

10.16

Other Matters.

(a)

If any Loan Party shall lease any real property or facilities and the value of Collateral located at such leased real property is in excess of $100,000 in fair market value after the Closing Date, such Loan Party shall use reasonable efforts to cause the landlord in respect of such leased property or facilities to sign a Collateral Access Agreement.  Such requirement may be waived at the option of Lender.

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(b)

Each Loan Party authorizes Lender to, at any time and from time to time, file financing statements, continuation statements, and amendments thereto that describe the Collateral as “all assets” of each Loan Party, or words of similar effect, and which contain any other information required pursuant to the UCC for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, and each Loan Party agrees to furnish any such information to Lender promptly upon request.  Any such financing statement, continuation statement, or amendment may be filed at any time in any jurisdiction.

(c)

Each Loan Party shall, at any time and from time and to time, take such steps as Lender may reasonably request for Lender (i) to obtain an acknowledgment, in form and substance reasonably satisfactory to Lender, of any bailee having possession of any of the Collateral, stating that bailee holds such Collateral for Lender, (ii) to obtain “control” of any letter-of-credit rights, or electronic chattel paper (as such terms are defined by the UCC with corresponding provisions thereof defining what constitutes “control” for such items of Collateral), with any agreements establishing control to be in form and substance reasonably satisfactory to Lender, and (iii) otherwise to insure the continued perfection and priority of Lender’s security interest in any of the Collateral and of the preservation of its rights therein.  If any Loan Party shall at any time, acquire a “commercial tort claim” (as such term is defined in the UCC), such Loan Party shall promptly notify Lender thereof in writing and supplement Schedule 10.16, therein providing a reasonable description and summary thereof, and upon delivery thereof to Lender, such Loan Party shall be deemed to thereby grant to Lender (and such Loan Party hereby grants to Lender) a security interest and lien in and to such commercial tort claim and all proceeds thereof, all upon the terms of and governed by this Agreement.

(d)

Without limiting the generality of the foregoing, if any Loan Party at any time holds or acquires an interest in any electronic chattel paper or any “transferable record”, as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Loan Party shall promptly notify Lender thereof and, at the request of Lender, shall take such action as Lender may reasonably request to vest in Lender “control” under Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, §16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  Lender agrees with the Loan Parties that Lender will arrange, pursuant to procedures satisfactory to Lender and so long as such procedures will not result in Lender’s loss of control, for the Loan Parties to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or §16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by any Loan Party with respect to such electronic chattel paper or transferable record.

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10.17

Post Closing Covenants.

(a)

(c) Within 60 days after November 10, 2014, Pernix shall deliver to Lender fully executed copies of a pledge agreement and related documents documenting Pernix’s pledge of its Capital Securities in Vanuatu Utilities & Infrastructure Limited to Lender, all in form and substance satisfactory to Lender.

(b)

If by December 31, 2014, Pernix LTC LLC has not dissolved, by January 10, 2015, Pernix shall deliver to Lender a fully executed Membership Interest Pledge Agreement, together with the related executed Assignment of Interest, the related executed Acknowledgment of Pledge, and any other documentation required by Lender, all in form and substance satisfactory to Lender.

(c)

If by April 30, 2015, Pernix – Serka LP has not dissolved, by May 10, 2015, Pernix shall deliver to Lender a fully executed Partnership Interest Pledge Agreement, together with the related executed Assignment of Interest, the related executed Acknowledgment of Pledge, and any other documentation required by Lender, all in form and substance satisfactory to Lender.

SECTION 11

NEGATIVE COVENANTS

Until the expiration or termination of the Commitments and thereafter until all Obligations hereunder and under the other Loan Documents are paid and performed in full and all Letters of Credit have been terminated, each Borrower and each other Loan Party agrees, that, unless at any time Lender shall otherwise expressly consent in writing, it will:

11.1

Debt.  Not, and not permit any other Loan Party to create, incur, assume or suffer to exist any Debt, except:

(a)

Obligations under this Agreement and the other Loan Documents;

(b)

Debt secured by Liens permitted by Section 11.2(d), and extensions, renewals and refinancings thereof;

(c)

Debt of Pernix to any domestic Wholly-Owned Subsidiary or Debt of any domestic Wholly-Owned Subsidiary to Pernix or another domestic Wholly-Owned Subsidiary; provided that such Debt shall be evidenced by a demand note in form and substance reasonably satisfactory to Lender and pledged and delivered to Lender pursuant to the Collateral Documents as additional collateral security for the Obligations, and the obligations under such demand note shall be subordinated to the Obligations of the applicable Loan Parties hereunder in a manner reasonably satisfactory to Lender;

(d)

Debt described on Schedule 11.1 and any extension, renewal or refinancing thereof so long as the principal amount thereof is not increased;

(e)

Contingent Liabilities arising with respect to customary indemnification obligations in favor of purchasers in connection with dispositions permitted under Section 11.5;

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(f)

Subordinated Debt;

(g)

Hedging Obligations incurred in favor of Lender or an Affiliate thereof for bona fide hedging purposes and not for speculation; and

(h)

other indebtedness incurred by Borrowers in the ordinary course of business not otherwise permitted under (a) through (f) above, in an aggregate outstanding amount  together with the Debt described in clause (b) above, not at any time exceeding $500,000.

11.2

Liens.  Not, and not permit any other Loan Party to, create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except:

(a)

Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves in accordance with GAAP and the execution or other enforcement of which is effectively stayed;

(b)

Liens arising in the ordinary course of business (such as (i) Liens of carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and (ii) Liens in the form of deposits or pledges incurred in connection with worker’s compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds, bids, performance bonds and similar obligations) for sums not overdue or being diligently contested in good faith by appropriate proceedings and not involving any advances or borrowed money or the deferred purchase price of property or services and, in each case, for which it maintains adequate reserves in accordance with GAAP and the execution or other enforcement of which is effectively stayed;

(c)

Liens described on Schedule 11.2 as of the Closing Date;

(d)

subject to the limitation set forth in Section 11.1(b), (i) Liens arising in connection with Capital Leases (and attaching only to the property being leased), (ii) Liens existing on property at the time of the acquisition thereof by any Loan Party (and not created in contemplation of such acquisition) and (iii) Liens that constitute purchase money security interests on any property securing debt incurred for the purpose of financing all or any part of the cost of acquiring such property, provided that any such Lien attaches to such property within 20 days of the acquisition thereof and attaches solely to the property so acquired;

(e)

attachments, appeal bonds, judgments and other similar Liens, for sums not exceeding $100,000 arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

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(f)

easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of any Loan Party;

(g)

Liens arising under this Agreement and the other Loan Documents; and

(h)

the replacement, extension or renewal of any Lien permitted by clause (c) above upon or in the same property subject thereto arising out of the extension, renewal or replacement of the Debt secured thereby (without increase in the amount thereof).

11.3

Operating Leases.  Not permit the aggregate amount of all rental payments under Operating Leases made (or scheduled to be made) by the Loan Parties (on a consolidated basis) to exceed $500,000 for real property leases in any Fiscal Year. Operating leases of equipment entered into in the ordinary course of business for purposes of contract  performance are not subject to these provisions.

11.4

Restricted Payments.  Not, and not permit any other Loan Party to, (a) purchase or redeem any of its Capital Securities except for the currently outstanding preferred stock and / or payment of dividends thereon, (b) pay any management fees or similar fees to any of its equityholders or any Affiliate thereof, (c) make any redemption, prepayment (whether mandatory or optional), defeasance, repurchase or any other payment in respect of any Subordinated Debt or (d) set aside funds for any of the foregoing.  Notwithstanding the foregoing, so long as no Default or Event of Default has occurred and is continuing, a Loan Party may make distributions to any holders of its Capital Securities, including, without limitation, to any such holder to pay federal and state income taxes then due and owing by such holder with respect to the income of such Loan Party, so long as the amount of such distributions shall not be greater, nor the receipt by such Loan Party of tax benefits less, than they would have been had such Loan Party not filed consolidated income tax returns with such Person ..

11.5

Mergers, Consolidations, Sales.  Not, and not permit any other Loan Party to, (a) be a party to any merger or consolidation, (b) sell, transfer, dispose of, convey or lease any of its assets or Capital Securities (including the sale of Capital Securities of any Subsidiary) except for sales of inventory in the ordinary course of business and the sale of a 25% equity interest in PFL as permitted pursuant to Section 10.13 hereof, or (c) sell or assign with or without recourse any receivables, except for (i) any such merger, consolidation, sale, transfer, conveyance, lease or assignment of or by any Wholly-Owned Subsidiary into Pernix or into any other domestic Wholly-Owned Subsidiary and (ii) any such purchase or other acquisition by Borrowers or any domestic Wholly-Owned Subsidiary of the assets or Capital Securities of any Wholly-Owned Subsidiary.

11.6

Modification of Organizational Documents.  Not permit the charters, by-laws, operating agreement, partnership agreement or other organizational documents of any Loan Party to be amended or modified in any way which could reasonably be expected to materially adversely affect the interests of Lender or the Collateral; not change, or allow any Loan Party to change, its state of formation or its organizational form other than in accordance with Section 10.13(f).

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11.7

Transactions with Affiliates.  Not, and not permit any other Loan Party to, enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its other Affiliates (other than the Loan Parties) which is on terms which are less favorable than are obtainable from any Person which is not one of its Affiliates.

11.8

Unconditional Purchase Obligations.  Not, and not permit any other Loan Party to, enter into or be a party to any contract for the purchase of materials, supplies or other property or services if such contract requires that payment be made by it regardless of whether delivery is ever made of such materials, supplies or other property or services.

11.9

Inconsistent Agreements.  Not, and not permit any other Loan Party to enter into any agreement containing any provision which would (a) be violated or breached by any borrowing by Borrowers hereunder or by the performance by any Loan Party of any of its Obligations hereunder or under any other Loan Document, (b) prohibit any Loan Party from granting to Lender, a Lien on any of its assets or (c) create or permit to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (i) pay dividends (except for to current preferred shareholders) or make other distributions to Pernix or any Subsidiary, or pay any Debt owed to Pernix or any Subsidiary, (ii) make loans or advances to any Loan Party or (iii) transfer any of its assets or properties to any Loan Party, other than (A) customary restrictions and conditions contained in agreements relating to the sale of all or a substantial part of the assets of any Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary to be sold and such sale is permitted hereunder, (B) restrictions or conditions imposed by any agreement relating to purchase money Debt, Capital Leases and other secured Debt permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Debt and (C) customary provisions in leases and other contracts restricting the assignment thereof.

11.10

Business Activities; Issuance of Equity.  Not, and not permit any other Loan Party to, engage in any line of business other than the businesses engaged in on the date hereof and businesses reasonably related thereto.  Not, and not permit any other Loan Party to, issue any Capital Securities other than any issuance in accordance with Section 11.5.

11.11

Investments.  Not, and not permit any other Loan Party to, make or permit to exist any Investment in any other Person, except the following:

(a)

contributions by such Loan Party to the capital of any domestic Wholly-Owned Subsidiary in existence on the Closing Date, or by any Subsidiary to the capital of any other domestic Wholly-Owned Subsidiary in existence on the Closing Date, so long as the recipient of any such capital contribution has guaranteed the Obligations and such guaranty is secured by a pledge of all of its Capital Securities and substantially all of its real and personal property, in each case in accordance with Sections 10.9 and 10.11

(b)

Investments constituting Debt permitted by Section 11.1;

(c)

Contingent Liabilities constituting Debt permitted by Section 11.1 or Liens permitted by Section 11.2;

(d)

Cash Equivalent Investments;

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(e)

Investments in securities of Account Debtors received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such Account Debtors; and

(f)

Investments listed on Schedule 11.11 as of the Closing Date.

(g)

provided that (x) any Investment which when made complies with the requirements of the definition of the term Cash Equivalent Investment may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; (y) no Investment otherwise permitted by clause (b) or (c) shall be permitted to be made if, immediately before or after giving effect thereto, any Default or Event of Default exists.

11.12

Restriction of Amendments to Certain Documents.  Not amend or otherwise modify, or waive any rights under any provisions of any Subordinated Debt.

11.13

Fiscal Year.  Not change its Fiscal Year.

11.14

Financial Covenants.

11.14.1

Minimum Net Income.  Not permit the Consolidated Net Income of Pernix, (as adjusted for non-cash expenses including amortization, depreciation, non-cash tax expense and other non-cash items that may arise including non current pay dividends on Preferred Stock) as of December 31, 2014, and at the end of each Fiscal Quarter thereafter to be less than $1.00.

11.14.2

Minimum Liquidity.  Not permit the At Lender Liquidity to be less than $5,000,000 at any time.

11.15

Hedging Agreement.  Not enter into any Hedging Agreements or other agreements related to Hedging Obligations , other than Eligible Hedging Agreements ..

11.16

Cancellation of Debt.  Not cancel any claim or debt owing to it, except for reasonable consideration or in the ordinary course of business, and except for the cancellation of debts or claims not to exceed $25,000 in any Fiscal Year.

11.17

Guarantees.  Not make or permit to exist any guarantees, except by endorsement of instruments for deposit or collection or in the ordinary course of business.

11.18

Loans.  Not loan, advance, distribute or otherwise provide any money in excess of $100,000 to any Person or Persons, or permit to exist any loan, advance or distribution other than as permitted pursuant to Section 11.3 hereof.

11.19

Deposit Accounts.  Not withdraw, and not permit any other Loan Party to withdraw, funds from, direct or transfer funds out of, or otherwise access either the LOC Account or the Pledged Account without Lender’s prior written consent, except that Borrowers may deposit (i) in the LOC Account any LOC Liquidity, and (ii) in the Pledged Account, any cash to be included in the calculation of the Borrowing Base.  Not permit the funds held or

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maintained in any deposit, securities or other accounts of such Loan Party at any one Other Bank to exceed in the aggregate $500,000.

11.20

Pernix – Serka LP.  Not permit, and will cause Pernix – Serka LP to not permit, Pernix-Serka LP or Pernix–Serka LLC (i) to operate their respective businesses in any manner, or take any action, other than in connection with the completion of the SL Project and the winding down of their respective businesses and operations, (ii) take on any additional projects or jobs that are not in already in existence as of the date hereof, and (iii) to create or acquire any new assets other than those created or acquired in connection with the SL Project.

SECTION 12

EFFECTIVENESS; CONDITIONS OF LENDING, ETC.

The obligation of Lender to make its Loans and of the Issuing Lender to issue Letters of Credit is subject to the following conditions precedent:

12.1

Initial Credit Extension.  The obligation of Lender to make the initial Loans and the obligation of the Issuing Lender to issue its initial Letter of Credit (whichever first occurs) is subject to the conditions precedent that (a) the conditions set forth in Section 12.2 are met to Lender’s satisfaction, and (b) Lender shall have received all of the following, each duly executed and dated the Closing Date (or such earlier date as shall be satisfactory to Lender) as applicable, in form and substance satisfactory to Lender (and the date on which all such conditions precedent have been satisfied or waived in writing by Lender is called the “Closing Date”):

12.1.1

Loan Documents.  Loan Documents.

12.1.2

Authorization Documents.  For each Loan Party, such Person’s (a) charter (or similar formation document), certified by the appropriate governmental authority; (b) good standing certificates in its state of incorporation (or formation) and in each other state requested by Lender; (c) bylaws (or similar governing document); (d) resolutions of its board of directors (or similar governing body) approving and authorizing such Person’s execution, delivery and performance of the Loan Documents to which it is party and the transactions contemplated thereby; and (e) signature and incumbency certificates of its officers executing any of the Loan Documents (it being understood that Lender may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein), all certified by an officer of such Loan Party (or similar officer) as being in full force and effect without modification.

12.1.3

Consents, etc.  Certified copies of all documents evidencing any necessary corporate or partnership action, consents and governmental approvals (if any) required for the execution, delivery and performance by the Loan Parties of the documents referred to in this Section 12.

12.1.4

Collateral and Guaranty Documents.  A counterpart of the Collateral Documents, executed by each applicable party thereto, together with all instruments, transfer powers and other items required to be delivered in connection therewith.

12.1.5

Perfection Certificate.  A Perfection Certificate completed and executed by each Loan Party.

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12.1.6

Compliance with Law.  Evidence that all governmental, regulatory and other third party approvals have been granted.

12.1.7

[Reserved].

12.1.8

Delivery of Pledged Collateral.  Instruments, Chattel Paper or Certificated Securities, duly indorsed in a manner satisfactory to Lender, if any.

12.1.9

LOC Account.  If a Letter of Credit is to be issued, Borrowers shall have deposited in the LOC Account the related Cash Collateral.

12.1.10

Subordination Agreements.  Subordination Agreements with respect to all Subordinated Debt, if any.

12.1.11

Insurance.  Evidence of the existence of insurance required to be maintained pursuant to Section 10.3(b), together with evidence that Lender has been named as a loss payee and an additional insured on all related insurance policies.

12.1.12

Financial Statements.  Unaudited financial statements of Pernix and its subsidiaries as of June 30, 2014, in form satisfactory to Lender.

12.1.13

Payment of Fees.  Evidence of payment by Borrowers of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with all Attorney Costs of Lender to the extent invoiced prior to the Closing Date (in an amount not to exceed $7000).

12.1.14

Solvency Certificate.  A Solvency Certificate executed by a Senior Officer of each Borrower.

12.1.15

Search Results; Lien Terminations.  Certified copies of Uniform Commercial Code search reports dated a date reasonably near to the Closing Date, listing all effective financing statements which name any Loan Party (under their present names and any previous names) as debtors, together with (a) copies of such financing statements, and (b) such other Uniform Commercial Code termination statements as Lender may reasonably request.

12.1.16

Filings, Registrations and Recordings.  Lender shall have received each document (including UCC financing statements) required by the Collateral Documents or under law or reasonably requested by Lender to be filed, registered or recorded in order to create in favor of Lender a perfected Lien on the Collateral described therein, prior to any other Liens (subject only to Permitted Liens), in proper form for filing, registration or recording.

12.1.17

Borrowing Base Certificate; Notice of Borrowing.  A Borrowing Base Certificate and a Notice of Borrowing, if applicable, dated as of the Closing Date.

12.1.18

Closing Certificate, Consents and Permits.  A certificate executed by the officers of each Borrower certifying the matters set forth in Section 12.2.1 as of the Closing Date.

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12.1.19

Real Estate Documents.  With respect to the Lombard Property, a duly executed Mortgage providing for a fully perfected Lien, in favor of Lender, in all right, title and interest of Pernix RE in such real property, together with:

(a)

an ALTA Loan Title Insurance Policy, issued by an insurer acceptable to Lender, insuring Lender’s first priority Lien on such real property and containing such endorsements as Lender may reasonably require (it being understood that the amount of coverage, exceptions to coverage and status of title set forth in such policy shall be acceptable to Lender);

(b)

copies of all documents of record concerning such real property as shown on the commitment for the ALTA Loan Title Insurance Policy referred to above;

(c)

original or certified copies of all insurance policies required to be maintained with respect to such real property by this Agreement, the Mortgage or any other Loan Document;

(d)

a survey certified to Lender meeting such standards as Lender may reasonably establish and otherwise reasonably satisfactory to Lender; and

(e)

an appraisal, prepared by an independent appraiser engaged directly by Lender of such parcel of real property or interest in real property, which appraisal shall satisfy the requirements of the Financial Institutions Reform, Recovery and Enforcement Act, if applicable, and shall evidence compliance with the supervisory loan-to-value limits set forth in the Federal Deposit Insurance Corporation Improvement Act of 1991, if applicable.

Additionally, in the case of any mortgaged real property, a waiver from the mortgagee thereof waiving any Lien in respect of personal property kept at the premises subject to such Mortgage, permitting access to the location by Lender and its agents and containing such other terms and provisions as may be required by Lender.

12.1.20

References.  Lender shall have completed a satisfactory review of the business and operations of Pernix and its Subsidiaries.

12.1.21

Other.  Such other documents as Lender may reasonably request.

12.2

Conditions.  The obligation (a) of Lender to make each Loan and (b) of the Issuing Lender to issue each Letter of Credit is subject to the following further conditions precedent that:

12.2.1

Compliance with Warranties, No Default, etc.  Both before and after giving effect to any borrowing and the issuance of any Letter of Credit, the following statements shall be true and correct:

(a)

the representations and warranties of each Loan Party set forth in this Agreement and the other Loan Documents shall be true and correct in all respects with

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the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(b)

no Default or Event of Default shall have then occurred and be continuing; provided that non-compliance with Section 11.14 will constitute a Event of Default notwithstanding any applicable cure period;

(c)

Borrowers are in compliance with Section 11.14.2; and

(d)

with respect to the issuance of a Letter of Credit, Borrowers shall have deposited in the LOC Account the related Cash Collateral.

12.2.2

Confirmatory Certificate.  If requested by Lender, Lender shall have received a certificate dated the date of such requested Loan or Letter of Credit and signed by a duly authorized representative of each Borrower as to the matters set out in Section 12.2.1 (it being understood that each request by Borrowers for the making of a Loan or the issuance of a Letter of Credit shall be deemed to constitute a representation and warranty by each Borrower that the conditions precedent set forth in Section 12.2.1 will be satisfied at the time of the making of such Loan or the issuance of such Letter of Credit), together with such other documents as Lender may reasonably request in support thereof.

SECTION 13

EVENTS OF DEFAULT AND THEIR EFFECT.

13.1

Events of Default.  Each of the following shall constitute an Event of Default under this Agreement:

13.1.1

Non-Payment of the Loans, etc.  Default in the payment when due of the principal of any Loan; or default, and continuance thereof for five days, in the payment when due of any interest, fee, reimbursement obligation with respect to any Revolving Loan, Letter of Credit or other amount payable by Borrowers hereunder or under any other Loan Document.

13.1.2

Non-Payment of Other Debt.  Any default shall occur under the terms applicable to any Debt of any Loan Party in an aggregate amount (for all such Debt so affected and including undrawn committed or available amounts and amounts owing to all creditors under any combined or syndicated credit arrangement) exceeding $250,000 and such default shall (a) consist of the failure to pay such Debt when due, whether by acceleration or otherwise, or (b) accelerate the maturity of such Debt or permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such Debt to become due and payable (or require any Loan Party to purchase or redeem such Debt or post cash collateral in respect thereof) prior to its expressed maturity.

13.1.3

Other Material Obligations.  Default , after any applicable cure period, in the payment when due, or in the performance or observance of, any material obligation of, or condition agreed to by, any Loan Party with respect to any material purchase or lease of goods or services where such default, singly or in the aggregate with all other such defaults, might reasonably be expected to have a Material Adverse Effect.

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13.1.4

Bankruptcy, Insolvency, etc.  Any Loan Party becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or any Loan Party applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for such Loan Party or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for any Loan Party or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of any Loan Party, and if such case or proceeding is not commenced by such Loan Party, it is consented to or acquiesced in by such Loan Party, or remains for 60 days undismissed; or any Loan Party takes any action to authorize, or in furtherance of, any of the foregoing.

13.1.5

Non-Compliance with Loan Documents.  (a) Failure by the Loan Parties to comply with Section 11.14 and the continuance of such failure for three (3) days, (b) Failure by any Loan Party to comply with or to perform any covenant set forth in Sections 10.1.4 , 10.1.5 , 10.1.6 , 10.1.10 , 10.3(b), 10.5, 10.6, 10.17 or any other section in Section 11; (c) Failure by any Loan Party to comply with or to perform any covenant set forth in Sections 10.1.1, 10.1.2, 10.1.3, 10.1.7, 10.1.8, 10.1.9, 10.1.11, ( provided, however, that if Lender has, in its sole discretion, granted an extension for the time of performance thereof, such failure shall not constitute an Event of Default if such Loan Party has performed within the time as so extended), or (d ) failure by any Loan Party to comply with or to perform any other provision of this Agreement or any other Loan Document (and not constituting an Event of Default under any other provision of this Section 13) and continuance of such failure described in this clause (c) for 30 days.

13.1.6

Representations; Warranties.  Any representation or warranty made by any Loan Party herein or any other Loan Document is breached or is false or misleading in any material respect, or any schedule, certificate, financial statement, report, notice or other writing furnished by any Loan Party to Lender in connection herewith is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

13.1.7

Pension Plans.  (a) Any Person institutes steps to terminate a Pension Plan if as a result of such termination Borrowers or any member of the Controlled Group could be required to make a contribution to such Pension Plan, or could incur a liability or obligation to such Pension Plan, in excess of $250,000; (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA; (c) the Unfunded Liability exceeds twenty percent of the Total Plan Liability, or (d) there shall occur any withdrawal or partial withdrawal from a Multiemployer Pension Plan and the withdrawal liability (without unaccrued interest) to Multiemployer Pension Plans as a result of such withdrawal (including any outstanding withdrawal liability that Borrowers or any member of the Controlled Group have incurred on the date of such withdrawal) exceeds $250,000.

13.1.8

Judgments.  Any judgment or judgments, writ or writs, or warrant or warrants of attachment, or any similar process or processes in an aggregate amount in excess of $250,000 shall be rendered against any Loan Party and shall not have been paid, discharged or vacated or

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had execution thereof stayed pending appeal within 30 days after entry or filing of such judgments.

13.1.9

Attachment.  A notice of lien, levy, or assignment (and excluding retention receivables held in the ordinary course of business) is filed or recorded with respect to all or any or all assets of a Loan Party by the United States government or any department, agency or instrumentality thereof or by any state, county, municipal or other governmental agency, or if any taxes or debts owing at any time to any one of them becomes a lien or encumbrances upon such Loan Party’s assets and any of the foregoing is not released, bonded or otherwise secured to Lender's reasonable satisfaction within ten (10) days after the same becomes a lien or encumbrance on such assets.

13.1.10

Loan Documents.  Any event occurs or condition exists which is specified as an event of default under any of the other Loan Documents, or any of the Loan Documents shall for any reason not be or shall cease to be in full force and effect, or any of the Loan Documents is declared to be null and void.

13.1.11

Other Defaults.  Any event occurs or condition exists which is specified as an event of default under any document, agreement or instrument entered into in connection with or evidencing Debt owed by any Loan Party to any Person other than Lender.

13.1.12

Invalidity of Collateral Documents, Perfection.  Any Collateral Document shall cease to be in full force and effect; any Loan Party (or any Person by, through or on behalf of any Loan Party) shall contest in any manner the validity, binding nature or enforceability of any Collateral Document; or Lender shall not have a perfected security interest in or Lien on the Collateral prior to all other security interests and Liens other than the Permitted Liens.

13.1.13

Attachment of Collateral.  All or any part of the Collateral (i) is attached, seized, subjected to an injunction, writ or distress warrant, or is levied upon and on or before ten (10) business days thereafter such assets are not returned and/or such writ, distress warrant or levy is not dismissed, stayed or lifted or (ii) or any direct, indirect, legal, equitable or beneficial interest in the Collateral is assigned, transferred or sold without Lender’s prior written consent.

13.1.14

Depreciation in Collateral.  There shall be any material loss or depreciation in the value of any Collateral or, unless expressly permitted by this Agreement or the other Loan Documents, all or any part of any such Collateral or any direct, indirect, legal, equitable or beneficial interest therein is assigned, transferred or sold without the Lender’s prior written except as allowed by this Agreement. This provision excludes the sale of 25% of the borrower’s interest in PFL.

13.1.15

Invalidity of Subordination Provisions, etc.  Any subordination provision in any document or instrument governing Subordinated Debt, or any subordination provision in any subordination agreement that relates to any Subordinated Debt, or any subordination provision in any guaranty by any Loan Party of any Subordinated Debt, shall cease to be in full force and effect, or any Loan Party or any other Person (including the holder of any applicable Subordinated Debt) shall contest in any manner the validity, binding nature or enforceability of any such provision.

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Change of Control.  A Change of Control shall occur.

13.1.16

Bond.  Any cancellation, termination or material reduction in any performance or other bond issued by either Fidelity and Deposit Company of Maryland or Zurich American Insurance Company, or such other entity as is approved by Lender.

13.1.17

Material Adverse Effect.  The occurrence of any event having a Material Adverse Effect.

13.2

Effect of Event of Default.  (a) If any Event of Default described in Section 13.1.4 shall occur in respect of the Loan Parties, the Commitments shall immediately terminate and the Loans and all other Obligations hereunder shall become immediately due and payable all without presentment, demand, protest or notice of any kind; (b) if any other Event of Default shall occur and be continuing, Lender may declare the Commitments to be terminated in whole or in part and/or declare all or any part of the Loans and all other Obligations hereunder to be due and payable, whereupon the Commitments shall immediately terminate (or be reduced, as applicable) and/or the Loans and other Obligations hereunder shall become immediately due and payable (in whole or in part, as applicable) without presentment, demand, protest or notice of any kind, and (c) upon any Event of Default  provided that any applicable notification and cure periods have lapsed, Lender shall have all (i) the right to setoff against any account of Borrowers held or maintained at Lender, including without limitation the LOC Account and the Pledged Account, the outstanding Obligations, (ii) rights and remedies provided for in this Agreement and the other Loan Documents, (iii) all rights and remedies provided by the UCC (in each applicable jurisdiction) and (iv) all rights and remedies in any other applicable law (including, without limitation, all other legal and equitable remedies available to Lender).  Lender shall promptly advise the Loan Parties of any such declaration, but failure to do so shall not impair the effect of such declaration.  Any LOC Liquidity in the LOC Account, shall be held by Lender (without liability for interest thereon) and applied to the Obligations arising in connection with any drawing under a Letter of Credit.  After the expiration or termination of all Letters of Credit, such Cash Collateral shall be applied by Lender to any remaining Obligations hereunder and any excess shall be delivered to Borrowers or as a court of competent jurisdiction may elect.

SECTION 14

GENERAL.

14.1

Marshalling; Amendments.  To the extent that it lawfully may, each Loan Party hereby agrees that it will not invoke any law relating to the marshalling of Collateral which might cause delay in or impede the enforcement of Lender’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that they lawfully may, Each Loan Party hereby irrevocably waives the benefits of all such laws.  No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the other Loan Documents shall in any event be effective unless the same shall be in writing and acknowledged by Lender, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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14.2

Confirmations.  Borrowers and each holder of a Note agree from time to time, upon written request received by it from the other, to confirm to the other in writing the aggregate unpaid principal amount of the Loans then outstanding under such Note.

14.3

Notices.  Except as otherwise provided in Sections 2.2.1 and 2.3.1, all notices hereunder shall be in writing (including facsimile transmission) and shall be sent to the applicable party at its address shown on Annex B or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose.  Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received.  For purposes of Sections 2.2.1 and 2.3.1, Lender shall be entitled to rely on telephonic instructions from any person that Lender in good faith believes is an authorized officer or employee of Borrowers, and Borrowers shall jointly and severally hold Lender harmless from any loss, cost or expense resulting from any such reliance.

14.4

Computations.  Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with GAAP, consistently applied; provided that if any Loan Party notifies Lender that the Loan Parties wish to amend any covenant in Sections 10 or 11.14 (or any related definition) to eliminate or to take into account the effect of any change in GAAP on the operation of such covenant (or if Lender notifies the Loan Parties that Lender wishes to amend Sections 10 or 11.14 (or any related definition) for such purpose), then Loan Parties’ compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant (or related definition) is amended in a manner satisfactory to the Loan Parties and Lender.

14.5

Costs, Expenses and Taxes.

(a)

Each Loan Party, jointly and severally, agrees to pay on demand all reasonable out-of-pocket costs and expenses of Lender (including Attorney Costs and any Taxes) in connection with the preparation, execution, syndication, delivery and administration (including perfection and protection of any Collateral and the costs of Intralinks (or other similar service), if applicable) of this Agreement, the other Loan Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith (including any amendment, supplement or waiver to any Loan Document), whether or not the transactions contemplated hereby or thereby shall be consummated, and all reasonable out-of-pocket costs and expenses (including Attorney Costs and any Taxes) incurred by Lender after an Event of Default in connection with the collection of the Obligations or the enforcement of this Agreement the other Loan Documents or any such other documents or during any workout, restructuring or negotiations in respect thereof.  In addition, each Loan Party agrees to

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pay, and to save Lender harmless from all liability for, any fees of the Loan Parties’ auditors in connection with any reasonable exercise by Lender of their rights pursuant to Section 10.2.  All Obligations provided for in this Section 14.5 shall survive repayment of the Loans, cancellation of the Notes, expiration or termination of the Letters of Credit and termination of this Agreement.

(b)

Each Loan Party agrees to pay, and to save Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)

The agreements in this Section 14.5 shall survive repayment of all (and shall be) Secured Obligations (and termination of all commitments under this Agreement), any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents and termination of this Agreement.

14.6

GOVERNING LAW.  THIS AGREEMENT AND THE NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

14.7

Confidentiality.  As required by federal law and Lender’s policies and practices, Lender may need to obtain, verify, and record certain customer identification information and documentation in connection with opening or maintaining accounts, or establishing or continuing to provide services.  Lender agrees to use commercially reasonable efforts (equivalent to the efforts Lender applies to maintain the confidentiality of its own confidential information) to maintain as confidential all information provided to them by any Loan Party and designated as confidential, except that Lender may disclose such information (a) to Persons employed or engaged by Lender in evaluating, approving, structuring or administering the Loans and the Commitments; (b) to any assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this Section 14.7 (and any such assignee or participant or potential assignee or participant may disclose such information to Persons employed or engaged by them as described in clause (a) above); (c) as required or requested by any federal or state regulatory authority or examiner, or any insurance industry association, or as reasonably believed by Lender to be compelled by any court decree, subpoena or legal or administrative order or process; (d) as, on the advice of Lender’s counsel, is required by law; (e) in connection with the exercise of any right or remedy under the Loan Documents or in connection with any litigation to which Lender is a party; (f) to any nationally recognized rating agency that requires access to information about Lender’s investment portfolio in connection with ratings issued with respect to Lender; (g) to any Affiliate of Lender, the Issuing Lender or any other Person who may provide Bank Products to the Loan Parties; (h) to Lender’s independent auditors and other professional advisors as to which such information has been identified as confidential; or (i) that ceases to be confidential through no fault of Lender.  Notwithstanding the foregoing, Borrowers consent to the publication by Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this

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Agreement, and Lender reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.  If any provision of any confidentiality agreement, non-disclosure agreement or other similar agreement between Borrowers and Lender conflicts with or contradicts this Section 14.7 with respect to the treatment of confidential information, this section shall supersede all such prior or contemporaneous agreements and understandings between the parties.

14.8

Severability.  Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.  All obligations of the Loan Parties and rights of Lender expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.

14.9

Nature of Remedies.  All Obligations of the Loan Parties and rights of Lender expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.  No failure to exercise and no delay in exercising, on the part of Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

14.10

Entire Agreement.  This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof (except as relates to the fees described in Section 4) and any prior arrangements made with respect to the payment by the Loan Parties of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of Lender.

14.11

Counterparts.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.  Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof.  Electronic records of executed Loan Documents maintained by Lender shall deemed to be originals.

14.12

Successors and Assigns.  This Agreement shall be binding upon the Loan Parties, Lender and their respective successors and assigns, and shall inure to the benefit of the Loan Parties, Lender and the successors and assigns of Lender.  No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.  No Loan Party may assign or transfer any of its rights or Obligations under this Agreement without the prior written consent of Lender.

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14.13

Assignments; Participations.

14.13.1

Assignments.

(a)

Lender may at any time assign to one or more Persons (any such Person, an “Assignee”) all or any portion of its Loans and Commitments, with the prior written consent of Borrowers, so long as no Event of Default exists (which consent shall not be unreasonably withheld or delayed and shall not be required for an assignment by Lender to an Affiliate of Lender).  Borrowers shall be deemed to have granted its consent to any assignment requiring its consent hereunder unless Borrowers have expressly objected to such assignment within three Business Days after notice thereof.

(b)

From and after the date on which the conditions described above have been met, (i) such Assignee shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned to such Assignee pursuant to an assignment agreement between Lender and the Assignee, shall have the rights and obligations of Lender hereunder and (ii) Lender, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, shall be released from its rights (other than its indemnification rights) and obligations hereunder.  Upon the request of the Assignee (and, as applicable, Lender) pursuant to an effective assignment agreement, Borrowers shall execute and deliver to the Assignee (and, as applicable, Lender) a Note in the principal amount of the Assignee’s pro rata share of the Revolving Commitment (and, as applicable, a Note in the principal amount of the pro rata share of the Revolving Commitment retained by Lender).  Each such Note shall be dated the effective date of such assignment.  Upon receipt by Lender of such Note, Lender shall return to Borrowers any prior Note held by it.

(c)

Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 14.13.1 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release Lender from any of its obligations hereunder or substitute any such pledgee or assignee for Lender as a party hereto.

14.13.2

Participations.  Lender may at any time sell to one or more Persons participating interests in its Loans, Commitments or other interests hereunder (any such Person, a “Participant”).  In the event of a sale by Lender of a participating interest to a Participant, (a) Lender’s obligations hereunder shall remain unchanged for all purposes, (b) Borrowers shall continue to deal solely and directly with Lender in connection with Lender’s rights and obligations hereunder and (c) all amounts payable by Borrowers shall be determined as if Lender had not sold such participation and shall be paid directly to Lender.  Borrowers agree that if amounts outstanding under this Agreement are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement and with respect to any Letter of Credit to the same extent as if the amount of its participating interest were owing directly to it as Lender under this Agreement; provided that such right of set-off shall be subject to the obligation

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of each Participant to share with Lender, and Lender agrees to share with each Participant, on a pro rata basis.  Borrowers also agree that each Participant shall be entitled to the benefits of Section 6.5 or 7 as if it were Lender (provided that on the date of the participation no Participant shall be entitled to any greater compensation pursuant to Section 6.5 or 7 than would have been paid to Lender on such date if no participation had been sold and that each Participant complies with Section 6.5 or 7 as if it were a direct assignee).

14.14

Captions.  Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

14.15

Customer Identification - USA Patriot Act Notice.  Lender (for itself and not on behalf of any other party) hereby notifies the Loan Parties that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of the Loan Parties and other information that will allow Lender, as applicable, to identify the Loan Parties in accordance with the Act.

14.16

INDEMNIFICATION BY LOAN PARTIES.  IN CONSIDERATION OF THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY LENDER AND THE AGREEMENT BY LENDER TO EXTEND THE COMMITMENTS PROVIDED HEREUNDER, EACH LOAN PARTY HEREBY AGREES TO INDEMNIFY, EXONERATE AND HOLD LENDER AND EACH OF THE OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES AND AGENTS OF LENDER (EACH A “LENDER PARTY”) FREE AND HARMLESS FROM AND AGAINST ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, LOSSES, LIABILITIES, DAMAGES AND EXPENSES, INCLUDING ATTORNEY COSTS (COLLECTIVELY, THE “INDEMNIFIED LIABILITIES”), INCURRED BY LENDER PARTIES OR ANY OF THEM AS A RESULT OF, OR ARISING OUT OF, OR RELATING TO (A) ANY TENDER OFFER, MERGER, PURCHASE OF CAPITAL SECURITIES, PURCHASE OF ASSETS OR OTHER SIMILAR TRANSACTION FINANCED OR PROPOSED TO BE FINANCED IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, WITH THE PROCEEDS OF ANY OF THE LOANS, (B) THE USE, HANDLING, RELEASE, EMISSION, DISCHARGE, TRANSPORTATION, STORAGE, TREATMENT OR DISPOSAL OF ANY HAZARDOUS SUBSTANCE AT ANY PROPERTY OWNED OR LEASED BY ANY LOAN PARTY, (C) ANY VIOLATION OF ANY ENVIRONMENTAL LAWS WITH RESPECT TO CONDITIONS AT ANY PROPERTY OWNED OR LEASED BY ANY LOAN PARTY OR THE OPERATIONS CONDUCTED THEREON, (D) THE INVESTIGATION, CLEANUP OR REMEDIATION OF OFFSITE LOCATIONS AT WHICH ANY LOAN PARTY OR THEIR RESPECTIVE PREDECESSORS ARE ALLEGED TO HAVE DIRECTLY OR INDIRECTLY DISPOSED OF HAZARDOUS SUBSTANCES OR (E) THE EXECUTION, DELIVERY, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BY ANY OF LENDER PARTIES, EXCEPT FOR ANY SUCH INDEMNIFIED LIABILITIES ARISING ON ACCOUNT OF THE APPLICABLE LENDER PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A FINAL, NONAPPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION.  IF AND TO THE EXTENT THAT THE FOREGOING UNDERTAKING MAY BE UNENFORCEABLE FOR ANY REASON, EACH LOAN PARTY HEREBY AGREES TO MAKE THE MAXIMUM

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CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF EACH OF THE INDEMNIFIED LIABILITIES WHICH IS PERMISSIBLE UNDER APPLICABLE LAW.  ALL OBLIGATIONS PROVIDED FOR IN THIS SECTION 14.16 SHALL SURVIVE REPAYMENT OF THE LOANS, CANCELLATION OF THE NOTES, EXPIRATION OR TERMINATION OF THE LETTERS OF CREDIT, ANY FORECLOSURE UNDER, OR ANY MODIFICATION, RELEASE OR DISCHARGE OF, ANY OR ALL OF THE COLLATERAL DOCUMENTS AND TERMINATION OF THIS AGREEMENT.

14.17

Nonliability of Lender.  The relationship between Borrowers on the one hand and Lender on the other hand shall be solely that of Borrower and lender.  Lender has no fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Loan Parties, on the one hand, and Lender, on the other hand, in connection herewith or therewith is solely that of debtor and creditor.  Lender undertakes no responsibility to any Loan Party to review or inform any Loan Party of any matter in connection with any phase of any Loan Party’s business or operations.  Each Loan Party agrees that Lender shall have no liability to any Loan Party (whether sounding in tort, contract or otherwise) for losses suffered by any Loan Party in connection with, arising out of, or in any way related to the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought.  NO LENDER PARTY SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY OTHERS OF ANY INFORMATION OR OTHER MATERIALS OBTAINED THROUGH INTRALINKS OR OTHER SIMILAR INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS AGREEMENT, NOR SHALL ANY LENDER PARTY HAVE ANY LIABILITY WITH RESPECT TO, AND EACH LOAN PARTY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR ANY SPECIAL, PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ARISING OUT OF ITS ACTIVITIES IN CONNECTION HEREWITH OR THEREWITH (WHETHER BEFORE OR AFTER THE CLOSING DATE).  Each Loan Party acknowledges that it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party.  No joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Loan Parties and Lender.

14.18

FORUM SELECTION AND CONSENT TO JURISDICTION.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.  EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR

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THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE.  EACH LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS.  EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

14.19

WAIVER OF JURY TRIAL.  EACH LOAN PARTY AND LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

SECTION 15

JOINT AND SEVERAL LIABILITY, ETC.

15.1

Joint and Several.  BORROWERS ACKNOWLEDGE AND IRREVOCABLY AGREE THAT THEY SHALL BE JOINTLY AND SEVERALLY LIABLE, IN ALL RESPECTS, FOR THE PAYMENT AND PERFORMANCE OF THE LOANS, ALL OTHER OBLIGATIONS, AND THIS AGREEMENT (INCLUDING EACH OF THE OBLIGATIONS, COVENANTS AND AGREEMENTS SET FORTH HEREIN). Each Borrower hereby agrees that it is jointly and severally liable for, and absolutely and unconditionally promises to pay to Lender, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Obligations and all costs and expenses including, without limitation, all court costs and Attorney Costs and paralegals’ fees (including allocated costs of in-house counsel and paralegals) and expenses paid or incurred by Lender in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, any Borrower or any guarantor of all or any part of the Obligations.  Each Borrower further agrees that the Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound pursuant to this Section 15 notwithstanding any such extension or renewal.  Each Borrower is primarily and not secondarily liable for all Obligations, including all Obligations of each other Borrower.  Each Borrower waives any right to require Lender to sue any Borrower, any guarantor, or any other Person obligated for all or any part of the Obligations (each, an “Obligated Party”), or otherwise to enforce its payment against any Collateral securing all or any part of the Obligations.

15.2

No Discharge or Diminishment.  (a)  Except as otherwise provided for herein, the obligations of each Borrower hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including:  (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Obligations, by

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operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of any Borrower or any guarantor of or other Person liable for any of the Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party, or their assets or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which any Borrower may have at any time against any Obligated Party, Lender, or any other Person, whether in connection herewith or in any unrelated transactions; (b) the obligations of each Borrower hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Obligations or any part thereof; (c) further, the obligations of any Borrower hereunder are not discharged or impaired or otherwise affected by: (i) the failure of Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Obligations; (iii) any release, non-perfection, or invalidity of any indirect or direct security for the obligations of any Borrower for all or any part of the Obligations or any obligations of any guarantor of or other Person liable for any of the Obligations; (iv) any action or failure to act by Lender with respect to any Collateral securing any part of the Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Borrower or that would otherwise operate as a discharge of any Borrower as a matter of law or equity (other than the indefeasible payment in full in cash of the Obligations).

15.3

Defenses Waived.  To the fullest extent permitted by applicable law, each Borrower hereby waives any defense based on or arising out of any defense of any Borrower or the unenforceability of all or any part of the Obligations from any cause, or the cessation from any cause of the liability of any Borrower, other than the indefeasible payment in full in cash of the Obligations. Without limiting the generality of the foregoing, each Borrower irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Obligated Party, or any other Person.  Each Borrower confirms that it is not a surety under any state law and shall not raise any such law as a defense to its obligations hereunder.  Lender may, in its sole discretion, foreclose on any Collateral held by it by one or more judicial or non-judicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any Collateral securing all or a part of the Obligations, compromise or adjust any part of the Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of any Borrower under this Section 15 except to the extent the Obligations have been fully and indefeasibly paid in cash.  To the fullest extent permitted by applicable law, each Borrower waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Borrower against any Obligated Party or any security.

15.4

Rights of Subrogation.  No Borrower will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that

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it has against any Obligated Party, or any Collateral, until Borrowers have fully paid and performed all of the Obligations.

15.5

Reinstatement; Stay of Acceleration.  If at any time any payment of any portion of the Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of any Borrower or otherwise, each Borrower’s obligations under this Agreement with respect to that payment shall be reinstated at such time as though the payment had not been made. If acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Obligations shall nonetheless be payable by Borrowers forthwith on demand by Lender.

15.6

Information.  Each Borrower assumes all responsibility for being and keeping itself informed of the other Borrowers’ financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that each Borrower assumes and incurs under this Section 15, and agrees that Lender shall not have any duty to advise any Borrower of information known to it regarding those circumstances or risks.

15.7

Contribution.  Each of the Borrowers covenants and agrees that its right to receive any contribution under this Section 15 from another Borrower shall be subordinate and junior in right of payment to the payment in full in cash of the Obligations, provided that nothing in this provision shall affect any Borrower’s joint and several liability for the entire amount of the Obligations.  This provision is for the benefit of both Lender and Borrowers and may be enforced by any one, or more, or all of them in accordance with the terms hereof.

15.8

Liability Cumulative.  The liability of each Borrower under this Section 15 is in addition to and shall be cumulative with all liabilities of each Borrower to Lender under this Agreement and the other Loan Documents to which such Borrower is a party or in respect of any obligations or liabilities of the other Borrowers, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

15.9

Each Borrower as a Representative of other Borrowers.  Each Borrower is hereby appointed by the other Borrower to act as the contractual representative of the other Borrower hereunder and under each other Loan Document, and each Borrower irrevocably authorizes the other Borrower to act as the contractual representative of the Borrowers with the rights and duties expressly set forth herein and in the other Loan Documents.  Each Borrower agrees to act as such contractual representative upon the express conditions contained in this Section 15.  Additionally, each Borrower hereby appoints the other Borrower as its agent to receive all of the proceeds of the Loans.  Lender, and its officers, directors, agents or employees, shall not be liable to any Borrower for any action taken or omitted to be taken by any Borrower pursuant to this Section 15 or this Agreement taken as a whole.  Each Borrower shall have and may exercise all rights and powers of the other Borrower under the Loan Documents, together with such rights and powers as are reasonably incidental thereto.  Each Borrower may execute any of its duties, rights or remedies under this Agreement and under any other Loan Document by or through authorized officers.  Each Borrower hereby empower and authorizes the other Borrower, on

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behalf of both Borrowers, to execute and deliver to Lender the Loan Documents and all related agreements, certificates, documents, or instruments as shall be necessary or appropriate to effect the purposes of the Loan Documents, including without limitation, any solvency certificates borrowing base certificates or compliance certificates.  Each Borrower agrees that any action taken by the other Borrower in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by any Borrower of its rights or powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon both Borrowers.

[signature pages follow]

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The parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

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Schedule 9.1

Qualifications to do Business

Entity	Registered Jurisdictions
Pernix Group, Inc.	State of Delaware State of Illinois State of Colorado State of Texas State of Louisiana State of Georgia State of West Virginia
PERNIX RE LLC	State of Illinois

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Schedule 9.6

Litigation and Contingent Liabilities

None.

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Schedule 9.8

Subsidiaries

Capital Securities issued by Pernix Group, Inc.

(beneficial owners of 5% or more as of 10/21/2014)

Owner	Number of Shares Held	Percent of Outstanding Common Stock
Ernil Continental Sa Bvi	4,386,313	46.6%
Halbarad Group Ltd Bvi	3,628,643	38.6%
Al Amal Investment Co. KSCC	549,396	5.8%
Sayed Hamid Behbehani & Sons Co. and Family members	527,936	5.6%

Pernix Group, Inc. owns Capital Securities in each of the following:

Subsidiary Name	Capital Securities Percentage
PERNIX RE LLC	100%

Vanuatu Utilities & Infrastructure LTD

Pernix LTC LLC

Pernix (Fiji) Limited

Pernix Solomon Islands LTD

Pernix for Construction Contracting, LTD.

Pernix Niger SARL

Pernix Guam LLC

Pernix - Serka LP

Pernix Technical Works, Co. LLC

PERNIX SHBC, L.P.

Pernix Tishman LLC

100% 80% [1] 100%[2] ( 75%) 100% 100% 100% 100% 52% 49%[3] 51% 51%

PERNIX RE LLC has no Subsidiaries.

1 LTC, Inc. the 20% owner of Pernix LTC LLC declared bankruptcy in May 2014.

2 Pernix Group, Inc. is currently negotiating to sell 25% interest in Pernix (Fiji) Limited, the Share Sale Agreement was signed on October 29, 2014. Closing is still being scheduled.

3United Arab Emerate law prevents foreign ownership of legal entities more than 49%, Pernix has a power of attorney from 51% owner of Pernix Technical Works granting control over Pernix Technical works.

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Schedule 9.16

Insurance

See attached.

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Schedule 9.17

Real Property; Collateral Locations; Collateral in Possession of Lessor, Bailee, Consignee or Warehouseman

Pernix Group, Inc. – Collateral Locations:

Chief Executive Office:

151 East 22nd Street

Lombard, Illinois 60148

Lessor: PERNIX RE LLC

Other Collateral Locations:

6312 S. Fiddler Green Circle, Office # 305

Greenwood Village, Colorado, 80111

Lessor: Regus Group Companies

Located at:

6312 S. Fiddler Green Circle, Office # 300E

Greenwood Village, Colorado, 80111

PERNIX RE LLC – Collateral Locations:

Chief Executive Office (Owned):

151 East 22nd Street

Lombard, Illinois 60148

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Schedule 9.20

Labor Matters

None.

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Schedule 9.24

Filings and Perfection

See attached.

Please note that the attached financing statements will be filed with the applicable filing office.

Execution of the following by all parties thereto:

1.  Loan and Security Agreement

2.  Partnership Interest Pledge Agreement

3. Assignment of Partnership Interest in blank

4.  Acknowledgment of Pledge

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Schedule 9.25

 Loan Party Information

Pernix Group, Inc.

Jurisdiction of Organization:	State of Delaware, USA
Chief Executive Office:	151 E. 22nd Street, Lombard, IL, 60148
Former Offices:	860 Parkview BLVD, Lombard, IL, 60148
Exact Legal Name:	Pernix Group, Inc.
Former Names:	Telesource International, Inc. ( August 17, 2011)
Delaware File Number:	3404659
Federal EIN:	36-4025775

PERNIX RE LLC

Jurisdiction of Organization:	State of Illinois, USA
Chief Executive Office:	151 E. 22nd Street, Lombard, IL 60148
Exact Legal Name:	PERNIX RE LLC
Former Names:	Pernix Government Services LLC ( March 26, 2013)
Pernix Construction U.S. LLC (February 10, 2012)
Illinois File Number:	0388044-3
Federal EIN:	90-0819291

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Schedule 9.26

Vehicles

Pernix Group, Inc.

Vehicle Make	Acura MDX
Vehicle Year	2014
VIN	5FRYD4H4XEB015327
Leased or Owned	Leased
Title	McGrath Acura of Westmont
License Plate Number	L563123- Illinois

Vehicle Make	Volkswagen Jetta
Vehicle Year	2012
VIN	3VWDP7AJ2CH370734
Leased or Owned	Leased
Title	VW Credit Leasing Ltd.
License Plate Number	P26 8334- Illinois

PERNIX RE LLC

None.

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Schedule 9.27

Investment Property

Pernix Group, Inc. owns Capital Securities in each of the following:

Subsidiary Name	Capital Securities Percentage
PERNIX RE LLC	100%

Vanuatu Utilities & Infrastructure LTD

Pernix LTC LLC

Pernix (Fiji) Limited

Pernix Solomon Islands LTD

Pernix for Construction Contracting, LTD.

Pernix Niger SARL

Pernix Guam LLC

Pernix - Serka LP

Pernix Technical Works, Co. LLC

PERNIX SHBC, L.P.

Pernix Tishman LLC

100% 80% 100%[1] ( 75%) 100% 100% 100% 100% 52% 49% 51% 51%

1 Pernix Group, Inc. is currently negotiating to sell 25% interest in Pernix (Fiji) Limited, the Share Sale Agreement was signed on October 29, 2014. Closing is still being scheduled.

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Schedule 9.29

Intellectual Property

Owned by Pernix Group, Inc.

REF.	MARK	REG NUMBER	REG DATE
1.	PERNIX	4,238,031	Nov. 6, 2012
2.	PERNIX GROUP	4,234,347	Oct. 30, 2012
3.		4,238,032	Nov. 6, 2012
4.		4,234,348	Oct. 30, 2012

Patents

None.

Copyrights

None.

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Schedule 9.32

Depositary and Other Deposit Accounts

Loan Party	Bank	Account #	Type of Bank	Type of Account	Address of Bank
Pernix Group, Inc.	J.P. Morgan Chase	936645308	Commercial	Commercial Checking	10 S. Dearborn Chicago, IL, 60603
Pernix Group, Inc.	Wells Fargo	4123425779	Commercial	Money Market Account	10 S. Wacker Drive Chicago, IL 60606

Pernix RE, LLC	Wells Fargo	4125326090	Commercial	Commercial Check	10 S. Wacker Drive Chicago, IL 60606
Pernix Group, Inc.	Barrington Bank & Trust	550053093	Commercial	Commercial Checking	201 South Hough Street Barrington, IL 60010
Pernix Group, Inc. TAMU	Barrington Bank & Trust	550053107	Commercial	Commercial Checking	201 South Hough Street Barrington, IL 60010
Pernix RE, LLC	Barrington Bank & Trust	550051848	Commercial	Commercial Checking	201 South Hough Street Barrington, IL 60010
Pernix Serka Joint Venture	Barrington Bank & Trust	550051821	Commercial	Commercial Checking	201 South Hough Street Barrington, IL 60010
Pernix Group, Inc.	Barrington Bank & Trust	550053190	Commercial	Letter of Credit Cash Collateral	201 South Hough Street Barrington, IL 60010
Pernix Group, Inc.	Barrington Bank & Trust	550053204	Commercial	Line of Credit Pledge Cash Collateral	201 South Hough Street Barrington, IL 60010

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Schedule 10.16

Commercial Tort Claims

None.

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Schedule 11.1

Existing Debt

None.

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Schedule 11.2

Existing Liens

None.

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Schedule 11.11

Investments

None.

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ANNEX A

COMMITMENTS

Lender	Revolving Commitment Amount	Letter of Credit Commitment Amount
Barrington Bank & Trust Company, National Association	$5,000,000	$10,000,000
TOTALS	$5,000,000	$10,000,000

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ANNEX B

ADDRESSES FOR NOTICES

BORROWERS:

Pernix Group, Inc.

151 East 22nd Street

Lombard, Illinois 60148

Attn: Nidal Zayed, John Zayed or Patrick Gainer

Telephone: (630) 620-4787

Facsimile: (630) 620-4753

Pernix RE LLC

151 East 22nd Street

Lombard, Illinois 60148

Attn: Nidal Zayed, John Zayed or Patrick Gainer

Telephone: (630) 620-4787

Facsimile: (630) 620-4753

LENDER:

Barrington Bank & Trust Company, National Association

201 South Hough Street

Barrington, Illinois 60010

Attn: William Dierking

Telephone: (847) 842-4500

Facsimile: 847-304-6670

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EXHIBIT A

LEGAL DESCRIPTION OF REAL PROPERTY

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EXHIBIT B

FORM OF REVOLVING NOTE

November 10, 2014

Chicago, Illinois

$5,000,000

Each of the undersigned, for value received, jointly and severally promise to pay to the order of BARRINGTON BANK & TRUST COMPANY, NATIONAL ASSOCIATION (“Lender”) FIVE MILLION DOLLARS AND 00/100 ($5,000,000), or such lesser amount equal to the aggregate unpaid principal amount of all Loans owing from the undersigned (each a “Borrower”, collectively, the “Borrowers”) to Lender at such time, together with all unpaid interest accrued thereon and all other fees, costs, and expenses related thereto, on the dates set forth in the Loan and Security Agreement (as defined below).

Each Borrower further promises to jointly and severally pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Loan and Security Agreement.  Payments of both principal and interest are to be made in lawful money of the United States of America.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Loan and Security Agreement, dated as of November 10, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”; capitalized terms not otherwise defined herein are used herein as defined in the Loan and Security Agreement), among the Borrowers and Lender, to which Loan and Security Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or upon its due date accelerated.

This Note is secured by the Collateral as set forth in the Loan and Security Agreement and the Collateral Documents, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof.

If a payment under this Note (principal, interest or other) is ten (10) or more days late, Borrowers will be charged, and each Borrowers agrees to jointly and severally pay immediately, a late fee of five percent (5%) of the unpaid portion of the payment.  Each Borrower agrees that the damages to be sustained by Lender for the detriment caused by any late payment are extremely difficult and impractical to ascertain, and that the late fee specified in the preceding sentence is a reasonable estimate of such damages, does not constitute interest, and is not a penalty.

THIS NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

3193012v9/28370-0031

EACH BORROWER ACKNOWLEDGES AND IRREVOCABLY AGREES THAT IT SHALL BE JOINTLY AND SEVERALLY LIABLE, IN ALL RESPECTS, FOR THE PAYMENT AND PERFORMANCE OF THE LOANS, ALL OTHER OBLIGATIONS, THIS NOTE, THE LOAN AND SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS(INCLUDING EACH OF THE OBLIGATIONS, COVENANTS AND AGREEMENTS SET FORTH THEREIN).

PERNIX GROUP, INC.

By:

Name:

Title:

PERNIX RE LLC

By:

Name:

Title:

3193012v9/28370-0031

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

To:

Barrington Bank & Trust Company, National Association, as Lender

Please refer to the Loan and Security Agreement dated as of November 10, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”) by and among Pernix Group, Inc. and Pernix RE LLC (each a “Borrower” and collectively, the “Borrowers”), and Barrington Bank & Trust Company, National Association, as Lender.  Terms used but not otherwise defined herein are used herein as defined in the Loan and Security Agreement.

I.

Reports.  Enclosed herewith is a copy of the [annual audited/quarterly] report of Borrowers as at _____________, ____ (the “Computation Date”), which report fairly presents in all material respects the financial condition and results of operations of Borrowers and their respective Subsidiaries as of the Computation Date and has been prepared in accordance with GAAP consistently applied.

II.

Financial Tests.  Borrowers hereby certify and warrant to you that the following is a true and correct computation as at the Computation Date of the following ratios and/or financial restrictions contained in the Loan and Security Agreement:

[REVISE AS APPROPRIATE]

A.

Section 11.14.1 - Minimum Net Income

1.

Consolidated net income (or loss)

of Pernix and its subsidiaries

$__________

2.

Plus (to the extent deducted):

non-cash tax expense

$__________

depreciation

$__________

amortization

$__________

value of accrued but unpaid

  Stock dividends on Series B

  Capital Securities

$__________

3.

Minus:

extraordinary gains

$__________

gains from

   discontinued operations

$__________

4.

Consolidated Net Income

(Item A.1 plus Item A.2 minus Item A-3)

$__________

5

Minimum required

$1.00

3193012v9/28370-0031

6.

Met

Yes/No

B.

Minimum Liquidity

1.

Cash of Pernix Group, Inc.

as of the Computation Date

$__________

2.

Cash Equivalents of Pernix Group,

Inc. as of the Computation Date

$__________

3.

LOC Liquidity as of

the Computation Date

$__________

4.

At Lender Liquidity as of

the Computation Date

(Item B.1 plus Item B.2) minus Item B.3

$__________

5.

Minimum Required

$5,000,000

6.

Met

Yes/No

Borrowers further certify to you that no Default or Event of Default has occurred and is continuing.

Described below is a discussion of Pernix’s and its subsidiaries’ financial condition, changes in the financial condition and results of operations.

[___]

Borrowers have caused this Certificate to be executed and delivered by its duly authorized officer on _________, ____.

PERNIX GROUP, INC.

By:

Name:

Title:

PERNIX RE LLC

By:

Name:

Title:

3193012v9/28370-0031

EXHIBIT D

FORM OF BORROWING BASE CERTIFICATE

To:

Barrington Bank & Trust Company, National Association, as Lender

Please refer to the Loan and Security Agreement dated as of November 10, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”) by and among Pernix Group, Inc. and Pernix RE LLC (each a “Borrower” and collectively, the “Borrowers”), and Barrington Bank & Trust Company, National Association, as Lender.  Terms used but not otherwise defined herein are used herein as defined in the Loan and Security Agreement.

Borrowers hereby certify and warrant to Lender that at the close of business on ______________, ____, the Borrowing Base was $_____________, computed as set forth on the schedule attached hereto.

Borrowers have caused this Certificate to be executed and delivered by its officer thereunto duly authorized on ___________, ______.

PERNIX GROUP, INC.

By:

Name:

Title:

PERNIX RE LLC

By:

Name:

Title:

3193012v9/28370-0031

SCHEDULE TO BORROWING BASE CERTIFICATE

Dated as of [_________________]

3193012v9/28370-0031

EXHIBIT E

FORM OF NOTICE OF BORROWING

To:

Barrington Bank & Trust Company, National Association, as Lender

Please refer to the Loan and Security Agreement dated as of November 10, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”) by and among Pernix Group, Inc. and Pernix RE LLC (each a “Borrower” and collectively, the “Borrowers”), and Barrington Bank & Trust Company, National Association, as Lender.  Terms used but not otherwise defined herein are used herein as defined in the Loan and Security Agreement.

The undersigned hereby give irrevocable notice, pursuant to Section 2.2.1 of the Loan and Security Agreement, of a request hereby for a borrowing as follows:

(i)

The requested borrowing date for the proposed borrowing (which is a Business Day) is ______________, ____.

(ii)

The aggregate amount of the proposed borrowing is $______________.

(iii)

[Use of requested borrowing:   ]

The undersigned hereby certify that on the date hereof and on the date of borrowing set forth above, and immediately after giving effect to the borrowing requested hereby: (i) there exists and there shall exist no Default or Event of Default under the Loan and Security Agreement; provided that non-compliance with Section 11.14 of the Loan and Security Agreement will constitute an Event of Default notwithstanding any applicable cure period; (ii) each of the representations and warranties contained in the Loan and Security Agreement and the other Loan Documents is true and correct as of the date hereof, and will be true and correct as of and on the date of such borrowing and immediately after giving effect to the such borrowing, except to the extent that such representation or warranty expressly relates to another date and except for changes therein expressly permitted or expressly contemplated by the Loan and Security Agreement and (iii) Borrowers are in compliance with Section 11.14.2 of the Loan and Security Agreement.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

3193012v9/28370-0031

Borrowers have caused this Notice of Borrowing to be executed and delivered by its officer thereunto duly authorized on ___________, ______.

PERNIX GROUP, INC.

By:

Name:

Title:

PERNIX RE LLC

By:

Name:

Title:

[Consented to By:

BARRINGTON BANK & TRUST COMPANY, NATIONAL ASSOCIATION

By:

Name:

Title:

]

3193012v9/28370-0031

EXHIBIT F

FORM OF NOTICE OF LOC

To:

Barrington Bank & Trust Company, National Association, as Lender

Please refer to the Loan and Security Agreement dated as of November 10, 2014  (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”) by and among Pernix Group, Inc. and Pernix RE LLC (each a “Borrower” and collectively, the “Borrowers”), and Barrington Bank & Trust Company, National Association, as Lender.  Terms used but not otherwise defined herein are used herein as defined in the Loan and Security Agreement.

The undersigned hereby gives irrevocable notice, pursuant to Section 2.3.1 of the Loan and Security Agreement, of a request hereby for a Letter of Credit as follows:

(i)

Type: ____________________

(ii)

Use of Letter of Letter of Credit: [___].

Attached hereto as Schedule I is the related L/C Application, duly executed by [applicable Borrower], together with such other documentation as the Issuing Lender has requested  in support thereof.  Borrowers certify that the L/C Application specifies, among other things, the date on which the proposed Letter of Credit is to be issued, the expiration date of such Letter of Credit (which shall not be later than the scheduled Termination) and whether such Letter of Credit is to be transferable in whole or in part.

The undersigned hereby certify that on the date hereof and on the date of issuance of the Letter of Credit set forth above, and immediately after giving effect to such issuance requested hereby: (i) there exists and there shall exist no Default or Event of Default under the Loan and Security Agreement; provided that non-compliance with Section 11.14 of the Loan and Security Agreement will constitute an Event of Default notwithstanding any applicable cure period; (ii) each of the representations and warranties contained in the Loan and Security Agreement and the other Loan Documents is true and correct as of the date hereof, and will be true and correct as of and on the date of such issuance and immediately after giving effect to the such issuance, except to the extent that such representation or warranty expressly relates to another date and except for changes therein expressly permitted or expressly contemplated by the Loan and Security Agreement, (iii) Borrowers are in compliance with Section 11.14.2 of the Loan and Security Agreement, and (iv) Borrowers have deposited in the LOC Account the related Cash Collateral.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

3193012v9/28370-0031

Borrowers have caused this Notice of LOC to be executed and delivered by its officer thereunto duly authorized on ___________, ______.

PERNIX GROUP, INC.

By:

Name:

Title:

PERNIX RE LLC

By:

Name:

Title:

3193012v9/28370-0031

EXHIBIT G

FORM OF JOINDER

This JOINDER AGREEMENT (this “Agreement”) dated as of [______] is executed by the undersigned for the benefit of Barrington Bank & Trust Company, National Association, as Lender (the “Lender”) in connection with that certain Loan and Security Agreement dated as of November 10, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”) by and among Pernix Group, Inc. and Pernix RE LLC (each a “Borrower” and collectively, the “Borrowers”), and Barrington Bank & Trust Company, National Association, as Lender.  Capitalized terms not otherwise defined herein are being used herein as defined in the Loan and Security Agreement.

Each Person signatory hereto is required to execute this Agreement pursuant to Section 10.9(b) of the Loan and Security Agreement.

In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each signatory hereby agrees as follows:

1.

Each such Person assumes all the obligations of a Loan Guarantor and a Loan Party under the Loan and Security Agreement and agrees that such person or entity is a Loan Guarantor and a Loan Party and bound as a Loan Guarantor and a Loan Party under the terms of the Loan and Security Agreement, as if it had been an original signatory to such agreement.  In furtherance of the foregoing, such Person hereby assigns, pledges and grants to Lender a security interest in all of its right, title and interest in and to the Collateral owned thereby to secure the Secured Obligations.

2.

Schedules 9.1, 9,6, 9.8, 9.16, 9.17, 9.20, 9.24, 9.25, 9.26, 9.27, 9.29, 9.32, and 10.16 of the Loan and Security Agreement are hereby amended to add the information relating to each such Person set out on Schedules 9.1, 9,6, 9.8, 9.16, 9.17, 9.20, 9.24, 9.25, 9.26, 9.27, 9.29, 9.32, and 10.16 respectively, hereof.  Each such Person hereby makes to Lender the representations and warranties set forth in the Loan and Security Agreement applicable to such Person and the applicable Collateral and confirms that such representations and warranties are true and correct after giving effect to such amendment to such Schedules.

3.

In furtherance of its obligations under Section 10.9(b) of the Loan and Security Agreement, each such Person agrees to deliver to Lender appropriately complete UCC financing statements naming such person or entity as debtor and Lender as secured party, and describing its Collateral and such other documentation as Lender (or its successors or assigns) may require to evidence, protect and perfect the Liens created by the Loan and Security Agreement, as modified hereby.  Each such Person acknowledges the authorizations given to Lender under Section 10.16(b) of the Loan and Security Agreement and otherwise.

4.

Each such Person’s address for notices shall be the address of Borrowers set forth in the Loan and Security Agreement and each such Person hereby appoints Pernix as its agent to receive notices hereunder.

3193012v9/28370-0031

5.

This Agreement shall be deemed to be part of, and a modification to, the Loan and Security Agreement and shall be governed by all the terms and provisions of the Loan and Security Agreement, with respect to the modifications intended to be made to such agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each such person or entity enforceable against such person or entity.  Each such Person hereby waives notice of Lender’s acceptance of this Agreement.  Each such Person will deliver an executed original of this Agreement to Lender.

[add signature block for each new Loan Party]

3193012v9/28370-0031

EXHIBIT H

LETTER OF CREDIT APPLICATIONS

3193012v9/28370-0031

Wintrust
Financial

For Barrington Bank & Trust Use Only

L/C No. ____________________

Application and Agreement for Commercial Letter of Credit

To: Barrington Bank & Trust ("BB&T")

A. Application

1. Applicant Name & Address (guarantor for Letter of Credit) requests BB&T to issue an irrevocable commercial letter of credit (the "Letter of Credit") as follows: ☐ Full text teletransmission ☐ Courier

2. Advising Bank Name and Address:
(Not Required, BB&T will select correspondent)

3. For Account of Party/Named Applicant on the Letter of Credit
(Name and address, if different from Applicant as indicated in Box 1):

4. In favor of (Beneficiary Name and Address):

5. Expiration Date. Documents to be presented to the Negotiating or Paying Bank on or before:

6. Amount: ( )
Put in figures and words. For example: ($10,000) Ten thousand and 00/00

Currency ____________________ (If left blank, U.S. dollars) Tolerance ____________

7. Covering: ____________ **% of invoice value.** (Full invoice value unless otherwise specified.)

8. Available by drafts: ☐ Sight ☐ ______ Days Sight ☐ ____________ Days Date (being the date of the transport document).
Drafts to be drawn on BB&T or BB&T's correspondent, at BB&T's option. BB&T may at its option waive any draft requirement.

9. Partial Shipment:
☐ Permitted ☐ Not Permitted

10. Transshipment
☐ Permitted ☐ Not Permitted

11. Transferable Letter of Credit?
☐ Yes ☐ No (If Yes, Advising bank will be the authorized bank to Transfer)

12.	Latest Shipment Date	Place of Taking in Charge/ Dispatch From/ Place of Receipt	Port of Loading/ Airport of Departure	Port of Discharge/ Airport of Destination	Place of Final Destination/ For Transportation To/ Place of Delivery

13. Merchandise to be described in invoice as (omit unnecessary details and specify price basis below).

14. Shipping Terms/Price Basis (Check one): ☐ FCA ☐ FOB ☐ CFR ☐ CIF ☐ Other: ____________

15. Documents Required (Check applicable boxes below)

☐ Commercial invoice ____________ original(s) and ____________ copies.

☐ Packing List in ____________ original(s) and ____________ copies.

☐ Certificate of Origin in ____________ original(s) and ____________ copies.

☐ Negotiable Marine/Air Insurance Policy or Certificate for at least 110% invoice value in duplicate,
Including coverage for: ☐ War Risk ☐ All Risks ☐ Other Risks (Specify)

OR ☐ Insurance to be effected by Buyer (No Insurance document will be required in the LC)

☐ Other documents:

☐ Transport documents: ☐ Marine B/L ☐ Multi-modal B/L ☐ Airway Bill ☐ Truck B/L

Presented in ☐ Full Set ☐ 2/3 ☐ 1/3 ____________ Copy

➢ For Multimodal Transport Document or Marine/Ocean Bill of Lading:
- ☐ Consigned to the order of
- ☐ Consigned to the order of Shipper, blank endorsed
- ☐ Consigned to Applicant (if non-negotiable)

➢ For All Other Transport Documents:
- ☐ Consigned to Applicant
- ☐ Consigned to

Marked Notify: (Applicant's name inserted if left blank)

Marked freight: ☐ collect ☐ prepaid

16. Special Instructions to be included in the Letter of Credit: (Unless otherwise stated)
All bank charges (other than those of BB&T) are for the account of the Beneficiary. Discount charges, if any, are for the account of the Beneficiary. All documents are to be sent by the negotiating/paying bank to BB&T in one cover by courier or registered mail.
☐ Other instructions:

17. Special Instructions to BB&T:

18. Documents must be presented to the negotiating or paying bank no later than: ______ days after date of transport document (on board validation applicable for ocean shipment) but within the validity of the Letter of Credit. (Will be 21 days if left blank.)

☐ If this box is marked, Applicant authorizes BB&T to effect payment of any sums due under this Application and Agreement by means of debiting Applicant's account with BB&T set forth below. This authorization does not affect the obligation of Applicant to pay such sums when due, if there are insufficient funds in such account to make such payment when due, or if BB&T fails to debit the account, and this authorization does not affect any setoff rights of BB&T at law or in equity. Applicant's account number with BB&T is ____________.

3193012v9/28370-0031

(a) Applicant shall pay BB&T all amounts paid by BB&T or its agent, or any party on BB&T's behalf under or in respect of each draft, acceptance or other order, instrument or demand drawn or presented under the Letter of Credit (the "Item"). Sight Items will be reimbursed on demand. Acceptances or other time Items shall be reimbursed on demand, or at maturity if no earlier demand is made by BB&T. Regardless of the expiration date of the Letter of Credit, Applicant shall remain liable hereunder until BB&T has no liability to any person, firm, corporation or other entity which is entitled to draw or demand payment under the Letter of Credit.

(b) On each fee payment date, so long as any undrawn amount of the Letter of Credit remains available, Applicant shall pay BB&T a Letter of Credit fee. The fee payment date(s) shall be the date(s) as Applicant and BB&T may agree, or in the absence of such agreement, the fee payment date shall be the date on which the BB&T issues the Letter of Credit. The fee shall be at such rate per annum as Applicant and BB&T may agree or, in the absence of such agreement, at the rate customarily charged by BB&T at the time such fee is payable, based upon Applicant's creditworthiness, as determined by BB&T in its sole discretion. The applicable Letter of Credit fee shall be calculated and payable on the undrawn amount of the Letter of Credit as of each fee payment date, and shall be for the period commencing on such fee payment date and ending on the day preceding the next fee payment date (or the expiration date of the Letter of Credit, as the case may be), both dates inclusive. The Letter of Credit fee will be computed on the basis of a 360-day year and actual days elapsed. BB&T shall not be required to refund any portion of the Letter of Credit fee paid for any period during which (a) the Letter of Credit expires or otherwise terminates, or (b) the undrawn amount of the Letter of Credit is reduced by drawings or by amendment.

(c) Applicant shall pay BB&T, on demand, commissions and fees for amendments to, payments under, extensions of or cancellation of the Letter of Credit, and other services in the amounts Applicant and BB&T may agree or, in the absence of such agreement, in the amounts customarily charged by BB&T on the date of BB&T's demand.

(d) All payments and deposits of any kind by Applicant under this Application and Agreement, including prepayments, shall be made at the banking center or office BB&T may designate from time to time. BB&T shall have no obligation to pay Applicant interest on any such payment, prepayment or deposit made by Applicant under this Application and Agreement.

(e) (i) All payments and deposits by Applicant under this Application and Agreement shall be in the currency in which the Letter of Credit is payable, except that BB&T may, at its option, require payments and deposits by Applicant under this Application and Agreement to be made in U.S. Dollars if the Letter of Credit is payable in a foreign currency.

(ii) The amount of each payment and each deposit by Applicant under this Application and Agreement in U.S. Dollars for a Letter of Credit payable in a foreign currency shall be determined by converting the relevant amount to U.S. Dollars at the Conversion Rate in effect:

(A) with respect to each payment under Section 1(a) of this Agreement, on the date the payment is made by BB&T under or in respect of the Letter of Credit; and

(B) with respect to each payment not falling under the preceding clause (A) and each deposit, on the date of BB&T's demand for such payment or deposit.

(iii) If a U.S. Dollar deposit by Applicant under this Application and Agreement for a Letter of Credit payable in a foreign currency becomes less than the U.S. Dollar equivalent of the undrawn amount of the Letter of Credit because of any variation in rates of exchange, Applicant shall deposit with BB&T, on demand, additional amounts in U.S. Dollars so that the total amount deposited by Applicant under this Application and Agreement is not less than the U.S. Dollar equivalent of the undrawn amount of the Letter of Credit, determined by using the Conversion Rate on the date of BB&T's latest demand.

(iv) "Conversion Rate" means the rate quoted by BB&T for the purchase from BB&T of the relevant foreign currency with U.S. Dollars.

(f) Applicant shall reimburse or compensate BB&T, on demand, for all costs incurred, losses suffered and payments made by BB&T which are applied or allocated by BB&T to the Letter of Credit (as determined by BB&T) by reason of any and all present or future reserve, capital, deposit, assessment or similar requirements against (or against any class of or change in or in the amount of) assets or liabilities of, or commitments or extensions of credit by, BB&T.

(g) Applicant shall pay interest, on demand, on any amount not paid when due under this Application and Agreement from the due date until payment in full at a rate per annum equal to the rate of interest publicly announced from time to time by BB&T as its prime rate, plus three percentage points (not to exceed the maximum rate permitted by applicable law). The prime rate is set by BB&T based on various factors, including BB&T's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some credits. BB&T may price credit at, above or below the prime rate. Any change in BB&T's prime rate shall take effect at the opening of business on the day specified in BB&T's public announcement of a change in BB&T's prime rate. Interest will be computed on the basis of a 360-day year and actual days elapsed.

2. Place of Issuance. The Letter of Credit may be issued by any office of BB&T within or outside the United States.

3. Deposit Events. Upon the occurrence of any of the following events, Applicant shall deposit with BB&T, on demand (except that such demand shall not be required in the event of an occurrence described in (b) below) and as cash security for Applicant's obligations to BB&T under this Application and Agreement, an amount equal to the undrawn amount of the Letter of Credit:

(a) Applicant defaults under any provision of this Application and Agreement;

(b) Any bankruptcy or similar proceeding is commenced with respect to Applicant;

(c) Any default occurs under any other agreement involving the borrowing of money or the extension of credit under which Applicant may be obligated as borrower, installment purchaser or guarantor, if such default consists of the failure to pay any indebtedness when due or if such default permits or causes the acceleration of any indebtedness or the termination of any commitment to lend or to extend credit;

(d) Applicant or any of its affiliates defaults on any other obligation to BB&T;

(e) In the opinion of BB&T, any material adverse change occurs in Applicant's business, operations, financial condition or ability to perform its obligations under this Application and Agreement;

(f) Any guarantee of Applicant's obligations under this Application and Agreement terminates, is revoked or its validity is contested by the guarantor, or any of the events set forth in (b) through (e) above occur with respect to the guarantor; or

(g) Any court order, injunction or other legal process is issued restraining or seeking to restrain drawing or payment under the Letter of Credit.

4. Charge to Accounts. If BB&T is unable to debit the account, if any, specified on the Application, Applicant authorizes BB&T to charge any of Applicant's accounts with BB&T, or any affiliate of BB&T, for all amounts then due and payable to BB&T under this Application and Agreement.

5. Documentation. (a) Unless specified to the contrary in the Application, or any amendment to the Letter of Credit, Customer agrees that BB&T and its correspondents may receive and accept (i) as "bills of lading" any documents issued or purportedly issued by or on behalf of any carrier which acknowledges receipt of property for transportation, irrespective of the specific provisions of such documents, (ii) either insurance policies or insurance certificates as documents of insurance, (iii) the description of property contained in any invoice as sufficient and controlling against other descriptions contained in any bills of lading, insurance or other documents accepted, as long as such descriptions are not inconsistent with one another, (iv) any documents containing stamped, written, or typewritten provisions, whether or not signed and initialed, as if the same were placed with authority on the documents at the time of issuance by the carrier, other issuer, or one of their agents, (v) any Items or documents otherwise in order, issued or purportedly issued by an agent, executor, trustee in bankruptcy, receiver or other representative of the party authorized under the Letter of Credit to issue such Items or other documents, as complying with the terms of the Letter of Credit and (vi) documents which comply with the UCP as defined in Section 9 of this Agreement or which comply with the laws, regulations, customs or usages of the place of shipment or negotiation/payment/acceptance, or both. The provisions of clause (v) above shall in no way be deemed to preclude the beneficiary of the Letter of Credit from issuing and presenting Items or documents under the terms of the Letter of Credit.

... the amount of any claims made against BB&T by reason thereof and authorizes BB&T to honor such Item when it is presented regardless of whether or not such Item or any document that may accompany it complies with the terms of the Letter of Credit. In case of BB&T's issuance of a steamship indemnity or airway release for its account, BB&T is authorized to retain original bills of lading for delivery to the shipping company to secure the release of BB&T's indemnity.

(c) Subject to the provisions of this Section 5, in the event that any Item presented to BB&T appears on its face to be inconsistent with any other Item or to be non-compliant with the terms and conditions of the Letter of Credit, BB&T may send notice thereof to Applicant. In that event, Applicant will promptly review such notice and will notify BB&T within seven business days of its receipt of such notice if it has any claim of non-compliance or inconsistency. If Applicant does not so notify BB&T within such seven business day period, Applicant will conclusively be deemed to have waived such non-compliance or inconsistency.

6. Collateral. (a) As security for the performance of all obligations of every kind (including, but not limited to, the obligation to make payments pursuant to Section 1 hereof) owed by Applicant to BB&T under the Letter of Credit, this Agreement, or otherwise, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, howsoever created, arising or evidenced (the "Liabilities"), Applicant hereby assigns, pledges and grants to BB&T a lien upon and a security interest for BB&T's benefit in, and recognizes and admits BB&T's unqualified right to: (i) the possession and disposal of any and all Items, all shipping documents, warehouse receipts, policies or certificates of insurance, and other documents accompanying or relative to any Items, and all Property (as defined below) covered, shipped, or stored under any Items or documents whether or not any Items, documents, or Property shall be released to Applicant, (ii) all claims which the Applicant may have against anyone else in connection with any of the foregoing including, without limitation, any guarantees, indemnities, agreements or other undertakings, policies of insurance or assurances in connection therewith, (iii) all other Property (A) which, now or hereafter, is in BB&T's possession, control, or in transit to, or the pledge of which is at any time registered to, BB&T or BB&T's agent or bailee for any reason or purpose or (B) in which, now or hereafter, BB&T may have a security interest, securing any of the Liabilities, (iv) all balances, credits, deposits, accounts or moneys, held by BB&T, now or hereafter, which Applicant owns or in which Applicant may have an interest, and (v) all dividends, distributions and other rights in or with respect to, and substitutions for and products and proceeds of, any of the foregoing being referred to collectively as the "Collateral". In addition, Applicant agrees: (i) that Applicant shall keep all Collateral that is customarily insured against loss, damage, theft and other risks, insured in amounts and by companies satisfactory to BB&T, and either assign the policies and certificates of insurance to BB&T or make the loss or adjustment payable to BB&T, and hold as BB&T's agent in trust for BB&T any proceeds received by Applicant under such policies and promptly deliver the same to BB&T, (ii) that, if BB&T at any time deems such insurance inadequate for any reason, BB&T may procure such insurance as BB&T deems necessary, at Applicant's expense, and (iii) to furnish to BB&T such certificates or other evidence with respect to the foregoing as BB&T may request. "Property" includes any rights or interests in goods, merchandise, documents, securities, funds, choses-in-action and any and all other forms of property, whether tangible or intangible, real, personal or mixed, and proceeds thereof, which are owned by Applicant.

(b) Applicant agrees to keep the Collateral free and clear of all other interests and claims and, at any time and from time to time, upon BB&T's request, (i) to deliver to BB&T any of the Collateral that may then be in or may hereafter come into its possession or control, (ii) to execute and deliver to BB&T such further security agreements, financing statements and other documents (and to pay the cost of filing or recording the same in all public offices deemed necessary by BB&T), and to do such other acts or things required to perfect and maintain a valid security interest in the Collateral to secure the payment of the Liabilities (and any reproduction of this Agreement or of any such other security agreement or financing statement shall be sufficient for filing as a financing statement), (iii) to furnish to BB&T information concerning its financial condition, the Collateral, and any obligors on the Collateral as BB&T may reasonably request, and (iv) to deliver and assign to BB&T additional Collateral (including, but not limited to, cash Collateral) of a value and condition satisfactory to BB&T in BB&T's sole judgment as additional security for the Liabilities if BB&T feels insecure for any reason.

(c) BB&T shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if BB&T takes such action as Applicant shall request in writing, but BB&T's failure to comply with any such request shall not be a failure to exercise reasonable care. If Applicant does not make a request in writing, BB&T's failure to preserve or protect any rights to the Collateral shall not be a failure to exercise reasonable care in the custody and preservation of the Collateral.

(d) BB&T may, whether before or after the occurrence of any Deposit Event referred to in Section 3 hereof, at BB&T's sole discretion and without notice to Applicant, take any or all of the following actions: (i) transfer all or any part of the Collateral into BB&T's name or the name of BB&T's nominee, with or without disclosing that such Collateral is subject to the security interest under this Agreement, (ii) notify any obligors of any of the Collateral to make payment to BB&T of any amounts due or to become due, (iii) enforce collection of any of the Collateral by suit or otherwise, or surrender, release or exchange all or any part of the Collateral, (iv) take control of any proceeds (including insurance proceeds) of any of the Collateral, and (v) extend or renew any obligation of any obligor to the Collateral, or grant releases, compromises or indulgences for any obligation of any obligor to the Collateral.

The security interest granted by this Section shall continue until such time as all Liabilities have been paid in full and discharged.

7. Risks. Applicant agrees that any action or omission by BB&T under or in connection with the Letter of Credit or any Items, documents or Property shall, unless in breach of good faith, be binding on Applicant and shall not put BB&T under any resulting liability to Applicant; and Applicant will indemnify BB&T and hold BB&T harmless from and against each and every claim, demand, liability, loss, cost or expense (including, but not limited to, reasonable attorneys' fees and allocated costs of in-house counsel, and legal costs) to which BB&T may be subjected or which BB&T may incur by reason of any such action or omission, or by reason of any action taken pursuant to this Application and Agreement, unless in breach of good faith. In no event shall BB&T be liable for incidental, consequential or special damages.

8. Exculpation. In addition to the exculpatory provisions contained in the UCP, BB&T or BB&T's correspondents shall not be responsible for and Applicant's obligation to reimburse BB&T shall not be affected by: (a) the time, place, manner, or order in which shipment is made, or partial or incomplete shipment or insurance of any property or any risk connected with insurance, delay in arrival or failure to arrive of any property or any relative documents, delay in giving or failure to give notice of arrival of goods or any other notice, (b) compliance with any laws, customs or regulations in effect in countries of negotiation or payment of the Letter of Credit, (c) failure of any Item to refer adequately to the Letter of Credit, or failure of documents to accompany any Item at negotiation/payment/acceptance, or failure of any person to note the amount of any Item on the reverse of the Letter of Credit or to surrender or to take up the Letter of Credit or to forward required documents with Items, each of which provisions, if contained in the Letter of Credit itself, it is agreed may be waived by BB&T, (d) any irregularity in connection with shipment, including any default, oversight or fraud by the shipper and/or any others in connection with the Property or documents or the shipment, non-shipment or transmittal thereof, (e) any refusal by BB&T to honor Items because of an applicable law, regulation or ruling of any governmental agency whether valid or invalid, or now or hereafter in effect, (f) acts or the failure to act of BB&T's agents or correspondents including, but not limited to, their failure to pay Items because of any law, decree, regulation, ruling, or interpretation of any governmental agency (domestic or foreign), or (g) the identity of any transferee of the Letter of Credit or the sufficiency of the transfer if the Letter of Credit is transferable.

9. Indemnities.

(a) Applicant will indemnify and hold BB&T (such term to include for purposes of this Section 9 affiliates of BB&T and its affiliates' officers, directors, employees and agents) harmless from and against (i) all loss, claim, expense or damage arising out of the issuance by BB&T, or any other action taken by any such indemnified party in connection with the Letter of Credit including any loss or damage arising in whole or in part from the negligence of the party seeking indemnification, but excluding any loss or damage resulting from the gross negligence or willful misconduct of the party seeking indemnification, and (ii) all costs and expenses (including reasonable attorneys' fees and allocated costs of in-

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house counsel and legal expenses) of all claims or legal proceedings arising out of the issuance by BB&T of the Letter of Credit or incident to the collection of amounts owed by Applicant hereunder or the enforcement of the rights of BB&T hereunder, including, without limitation, legal proceedings related to any court order, injunction, or other process or decree restraining or seeking to restrain BB&T from paying any amount under the Letter of Credit. Additionally, Applicant will indemnify and hold BB&T harmless from and against all claims, losses, damages, suits, costs or expenses (including reasonable attorneys' fees and allocated costs of in-house counsel, and legal expenses) arising out of (i) BB&T's acceptance of telecommunication instructions in connection with the Letter of Credit, including but not limited to, telephonic instructions in connection with any waiver of discrepancies, or (ii) Applicant's failure to timely procure licenses or comply with applicable laws, regulations or rules, or any other conduct or failure of Applicant relating to or affecting the Letter of Credit.

(b) If any award, judgment or order is given or made for the payment of any amount due under this Application and Agreement and such award, judgment or order is expressed in a currency other than the currency required under this Application and Agreement, Applicant shall indemnify BB&T against and hold BB&T harmless from all loss and damage incurred by BB&T as a result of any variation in rates of exchange between the date of such award, judgment or order and the date of payment (or, in the case of partial payments, the date of each partial payment thereof) in the required currency.

(c) Each of these indemnities shall constitute an obligation separate and independent from the other obligations contained in this Application and Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by BB&T from time to time, and shall continue in full force and effect notwithstanding any award, judgment or order for a liquidated sum in respect of an amount due under this Application and Agreement.

10. Governing Law and Rules

(a) The Letter of Credit will be subject to and governed by the most current version of the International Chamber of Commerce publication "The Uniform Customs and Practice for Documentary Credits" which is in effect on the date the Letter of Credit is issued. The Letter of Credit will also be subject to, and this Application and Agreement will be governed by, the laws of the state in the United States where BB&T issues the Letter of Credit; provided, however, that, with respect to the Letter of Credit, BB&T may agree, on Applicant's request, to specify in the Letter of Credit, a different state's laws as the governing law. In any event, each choice of law shall be without reference to the chosen state's provisions regarding conflicts laws.

(b) To the extent permissible under applicable law, the Applicant hereby waives any rights it may have to a trial by jury of any dispute arising under or relating to this Agreement or the Credit, and agrees that any such dispute shall be tried before a judge sitting without a jury.

11. Applicant Status. The word "Applicant" in this Application and Agreement refers to each signer (other than BB&T) of this Application and Agreement. If this Application and Agreement is signed by more than one Applicant, their obligations under this Application and Agreement shall be joint and several. If there is more than one Applicant, the Letter of Credit will be issued in the name of the Account party listed on the Application, or if no such party is listed, the first Applicant named on the Application (the "Designated Party"). Applicant further agrees that the Designated Party shall have the exclusive right to issue all instructions relating to the Letter of Credit including (without limitation) instructions as to the disposition of documents and any unutilized funds, waiver of discrepancies, and to agree with BB&T upon any amendments, modifications, extensions, renewals, or increases in the Letter of Credit or the further financing or refinancing of any transaction effected thereunder, irrespective of whether the same may now or hereafter affect its rights or those of its legal representatives, heirs, successors or assigns. The Designated Party shall have specimen signatures on file with BB&T and BB&T may give any notices to the Designated Party without notice to any other person listed as an Applicant on the Application.

12. Representations and Warranties.

(a) Applicant represents and warrants to BB&T that it has the authority to enter into this Application and Agreement and that such agreement will not violate or conflict with any of the provisions of its constituent documents or any other agreement or undertaking to which it is a party or to which it is bound.

(b) Applicant represents and warrants to BB&T that Applicant has obtained all licenses and other governmental approvals required for the import, export, shipping, storage of, financing of or payment for goods and the documents described in the Letter of Credit. Applicant also represents and warrants to BB&T that it has paid all applicable levies, duties or other taxes imposed in connection with the Letter of Credit (other than net income taxes payable by the Bank). Without limiting the generality of the foregoing, Applicant further expressly represents and warrants to BB&T that the transactions underlying the Letter of Credit are not prohibited under the Foreign Assets Control Regulations of the United States Treasury Department and any importation covered by the Letter of Credit conforms in every respect with all existing applicable U.S. and state laws.

13. Miscellaneous.

(a) No delay, extension of time, renewal, compromise or other indulgence which may occur or be granted by BB&T shall impair the rights and powers of BB&T hereunder. BB&T shall not be deemed to have waived any of its rights hereunder, unless BB&T shall have signed such waiver in writing.

(b) Any notice from BB&T to Applicant shall be deemed given when mailed, postage paid, or when delivered to a courier, fee paid by shipper, addressed to Applicant at the address furnished by Applicant to BB&T pursuant to this Application, or when confirmed by electronic confirmation to BB&T as having been delivered via facsimile or other telecommunication. Any notice from Applicant to BB&T shall be sent to the address of BB&T specified by BB&T to Applicant and shall be effective upon receipt by BB&T.

(d) Any and all payments made to BB&T hereunder shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding income or franchise taxes imposed by the United States and any political subdivisions thereof (such nonexcluded taxes being herein called "Taxes"). If Applicant shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 13(d)), BB&T shall receive an amount equal to the sum BB&T would have received had no such deductions been made, (ii) Applicant shall make such deductions, and (iii) Applicant shall pay the full amount deducted to the relevant authority in accordance with applicable law. Applicant will indemnify BB&T for the full amount of Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this Section 13(d)) paid by BB&T and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date BB&T makes written demand therefor. Within 30 days after the date of any payment of Taxes, Applicant will furnish to BB&T the original or a certified copy of a receipt evidencing payment thereof.

(e) This Application and Agreement shall be binding upon Applicant, its successors and assigns, and shall inure to the benefit of BB&T, its successors, transferees and assigns; provided that any assignment by Applicant of any of its rights or obligations under this Application and Agreement without the prior written consent of BB&T shall be void.

(f) If the Applicant requests BB&T to increase the amount of the Letter of Credit, extend or renew the Letter of Credit, otherwise modify the terms of the Letter of Credit, or finance or refinance any transaction effected under the Letter of Credit, Applicant agrees that this Agreement shall continue to bind it with respect to any action taken by BB&T or any of BB&T's correspondents in accordance with such increase, extension, renewal or other modification and as to any transaction so financed or refinanced.

(g) Applicant understands that the final form of the Letter of Credit may vary from the wording specified in the Application, and Applicant authorizes BB&T to make such changes, not materially inconsistent with the Application, which BB&T deems necessary or appropriate. Applicant agrees that BB&T may in its sole discretion request any entity, including any banking center or office of BB&T located in a country different than the location where the Letter of Credit was issued, to act as advising bank with regard to the Letter of Credit and any items.

(h) Applicant shall pay BB&T for reasonable attorneys' fees and allocated costs of in-house counsel, and legal costs paid or incurred by BB&T in connection with this Agreement or the Letter of Credit (including, without limitation, the defense by BB&T of any proceeding initiated by the Applicant to enjoin or restrain any drawing, payment or negotiation of the Letter of Credit by BB&T, even if the Applicant is awarded such relief, provided only that BB&T has acted in good faith in defending such action).

(i) In the event of any change or modification, with the consent of Applicant, which consent may be given by any means of submission acceptable to BB&T, including, without limitation, computer, facsimile, telephone or telex, relative to the Letter of Credit or any instrument called for hereunder, including any waiver made or in good faith believed by BB&T to have been made by Applicant of any term hereof or the noncompliance of any such instruments with the terms of the Letter of Credit, this Application and Agreement shall be binding upon Applicant with regard to the Letter of Credit as so changed or modified, and to any action taken by BB&T or any of its correspondents relative thereto. No term or provision of this Application and Agreement can be changed orally, but only in a writing and signed by Applicant and BB&T.

(j) BB&T assumes no liability or responsibility for the consequences arising out of delay and/or loss in transit of any message, letter or documentation, or for delay, mutilation or other error arising in the transmission of any telecommunication.

(k) If Applicant includes in the Application any language describing events or conditions that would not be possible for BB&T to verify solely from the documents required to be presented under the Letter of Credit, Applicant acknowledges and agrees that BB&T has no obligation to verify compliance with such requirements.

NOTICE OF FINAL AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

APPLICANT

Name of Company or Individual ______________________________

Authorized by (signature) ______________________________

Title ______________ Print Name ______________________________

Telephone (______) ______________ Fax (______) ______________

Date ______________________________

FOR OFFICE USE ONLY

☐ International Services — Mail Code# ______________

COMMISSION	☐ Per Standard Fee Schedule	☐ Other ______________	☐ Charge Banking Center
	☐ Charge Directly	☐ Commissions and Charges only	☐ Drawings, Commissions and Charges

APPLICANT'S DDA ACCOUNT NUMBER		T/R #
REFERRING OFFICER (PRINTED NAME)		PHONE NUMBER
REFERRING OFFICER NUMBER	REFERRING OFFICER BANK NUMBER	REFERRING OFFICER COST CENTER NUMBER
APPROVING OFFICER (PRINTED NAME)		PHONE NUMBER
APPROVING OFFICER NUMBER	APPROVING OFFICER BANK NUMBER	APPROVING OFFICER COST CENTER NUMBER
APPROVING OFFICER INTEROFFICE ADDRESS	APPROVING OFFICER SIGNATURE	
DATE

3193012v9/28370-0031

WINTRUST
FINANCIAL

Application and Agreement for Standby Letter of Credit
TO: Barrington Bank & Trust Company, N.A.

For Bank Use Only
L/C No.

A. Application.

1. ______________________ ("Applicant") requests Barrington Bank & Trust Company, N.A. ("BB&T") to issue an irrevocable standby letter of credit ("Letter of Credit") as follows:

☐ Full text teletransmission ☐ Airmail with brief preliminary teletransmission advice ☐ Airmail ☐ Overnight Courier

2. Applicant Address:

3. For Account of (Name and address, if different from Applicant):

4. Advising Bank:

5. In favor of (Beneficiary Name and Address):

6. ______________________ (________
(in words and figures)

Currency ______________________
(if left blank, U.S. Dollars)

Expiration Date. Drafts to be drawn on and presented at BB&T's address set forth in the Letter of Credit on or before _____

☐ If this box is marked, Applicant authorizes BB&T to effect payment of any sums due under this Application and Agreement by means of Applicant's account with BB&T set forth below. This authorization does not effect the obligation of Applicant to pay such sums when due, if there are insufficient funds in such account to make such payment when due, or if BB&T's fails to debit the account, and this authorization does not affect any setoff rights of BB&T at law or in equity. Applicant's account number with BB&T is _

7. Available by drafts drawn at sight on Barrington Bank & Trust when accompanied by the following documentation:

a. The original Letter of Credit.
b. The signed statement of the Beneficiary worded as follows (state wording that is to appear in the statement accompanying the draft; specify if such wording must be exact):

8. Special Instruction:
(1) ISSUE LETTER OF CREDIT IN ACCORDANCE WITH ATTACHMENT WHICH BECOMES AN INTEGRAL PART OF THIS APPLICATION.
(2) UNLESS OTHERWISE STATED, PLEASE SEND THE ORIGINAL LETTER OF CREDIT VIA OVERNIGHT COURIER DIRECTLY TO BENEFICIARY WITH A COPY MAILED OR EMAILED TO US FOR OUR RECORDS.

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OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

This Application and Agreement is executed by Applicant on ________.

Name of Applicant, address and phone number	
By:	Title
Name of Applicant (if any, co-signing with the Applicant above)	
By:	Title

(WHERE SPECIMEN SIGNATURES OF THE APPLICANT NAMED ABOVE ARE NOT ON FILE WITH BB&T, THE FOLLOWING SIGNATURE VERIFICATION IS REQUIRED.)

The above signature of an officer, partner or agent of each Applicant indicated above conforms to that on file with us and such officer, partner or agent is fully authorized to sign this Agreement for such Applicant.

By:	BANK (Full Name)	(Bank Address)

Authorized Signature/Title (Specimen signature of the signer must be on file with BB&T)

FOR OFFICE USE ONLY		
☐ International Services ________ Mail Code# ________		
COMMISSION ☐ Per Standard Fee Schedule ☐ Other ________ ☐ Quarterly ☐ Annually ☐ In Advance ☐ In Arrears		
APPROVING OFFICER (Printed Name)	PHONE #	
OFFICER TELEPHONE #	FAX #	
APPLICANT'S DDA ACCT #	Customer Number	Loan Number
APPROVING BANK OFFICER'S SIGNATURE		
OFFICER – INTEROFFICE ADDRESS		
OFFICER – NUMBER AND COST CENTER NUMBER		

Barrington Bank & Trus

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EXHIBIT I

FORM OF MEMBERSHIP INTEREST PLEDGE AGREEMENT

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Form of Membership Interest Pledge Agreement

This Membership Interest Pledge Agreement (as amended, restated, supplemented or modified from time to time, this “Pledge Agreement”), dated as of [__], is made and entered into between Pernix Group, Inc. (“Pledgor”), and Barrington Bank and Trust Company, National Association (the “Secured Party”), and consented to and approved by the parties set forth on the signature pages hereto.

RECITALS:

WHEREAS, Secured Party, Pledgor, and Pernix RE LLC entered into that certain Loan and Security Agreement, dated as of November 10, 2014 (as amended, restated, supplemented or modified from time to time, the “Loan Agreement”), pursuant to which Secured Party has agreed to make loans to Pledgor and Pernix RE LLC (“Loans”).

WHEREAS, Pledgor owns issued and outstanding membership interests, limited liability company interests, or other such similar interest, [LLC Entity] and as a condition to the making of the Loans, Secured Party requires Pledgor to execute and deliver this Pledge Agreement and grant the security interest contemplated hereby in order to secure the Obligations; and

NOW, THEREFORE, in consideration of the promises and the covenants hereinafter contained, and to induce Secured Party to make the Loans, it is agreed as follows:

1.

Definitions.  Capitalized terms used but not defined herein have the meanings ascribed to such terms in the
Loan Agreement.  In addition, the following terms have the meanings set forth below:

(a)

 “Bylaws” means the Bylaws of Pernix Group, Inc., as such Bylaws may be amended, restated, supplemented or modified from time to time.

(b)

“Event of Default” is defined in Section 7 hereof.

(c)

“LLC Entity” means [___].

(d)

“Member” means a “Member” of the LLC Entity, as such term is defined in Operating Agreement.

(e)

“Obligations” means all obligations, indebtedness and liabilities of the Pledgor and Pernix RE LLC to Secured Party arising under or in relation to the Loan Agreement and the other Loan Documents, in each case, whether now existing or hereafter arising, now due or to become due, direct or indirect, joint, several or joint and several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, or howsoever otherwise arising, incurred, created or evidenced.

(f)

“Operating Agreement” means [___], as may be amended, restated, supplemented or modified from time to time.

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(g)

“Securities Act” means the Securities Act of 1933, as amended.

(h)

“UCC” means the Illinois or [__] Uniform Commercial Code, or such other uniform commercial code, as is applicable, each as amended from time to time

(i)

The meanings given to terms herein are equally applicable to both the singular and plural forms of such terms.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Pledge Agreement will refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and section, schedule and exhibit references are to this Pledge Agreement unless otherwise specified.

2.

Pledge.  For the prompt payment, performance and other satisfaction in full of all Obligations, Pledgor hereby pledges and grants to Secured Party a security interest in all of its right, title and interest in, to and under the following, whether now owned or existing or hereafter arising or acquired, and wherever located (collectively, the “Pledged Collateral”):

(a)

100% of Pledgor’s membership interests, limited liability company interests, or other such similar interests, in LLC Entity (collectively, the “Pledged Interests”), and the certificates and other instruments or agreements, if any, representing or evidencing the Pledged Interests, and all dividends, distributions, cash, instruments, securities, general intangibles, financial assets, securities entitlements, investment property and all supporting obligations related thereto, and any and all additions, substitutions, replacements, profits, payments, subscription, voting, preferential rights or other rights of any kind received on account of any of the foregoing or accruing with respect thereto or by reason of recapitalization, reclassification, merger, consolidation, liquidation, exchange, renewal, redemption, substitution, or other transaction regarding the Pledged Interests;

(b)

(1) all rights of Pledgor embodied in or arising out of Pledgor’s status as a Member of LLC Entity, consisting of: (i) all economic rights, including without limitation, all rights to share in the profits and losses of LLC Entity and all rights to receive distributions of the assets of LLC Entity; and (ii) all governance rights, including without limitation, all rights to vote, consent to action and otherwise participate in the management of LLC Entity, and (2) all other rights and privileges of Pledgor with respect to the interests and assets referred to in clause (a) above and in the Operating Agreement;

(c)

any and all property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing; and

(d)

all books, records, reports and correspondence with respect to the foregoing.

3.

Delivery or Transfer of Pledged Collateral.  Secured Party has the right, at any time upon the occurrence and during the continuance of an Event of Default, in its discretion and without notice to Pledgor, to transfer to or to register in the name of Secured Party any or all of the Pledged Collateral.  Concurrently with the execution and delivery of this Pledge Agreement, Pledgor is delivering to Secured Party (i) an assignment of membership interests, limited liability company interests, or other such similar interests, in blank (the “Assignment of Interest”), in the

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form set forth on Exhibit A hereto, with respect to the Pledged Interests of LLC Entity, transferring all of the Pledged Interests in blank, duly executed by Pledgor and undated and (ii) an acknowledgment to this Pledge Agreement (“Acknowledgment”) for LLC Entity, in the form set forth on Exhibit B hereto.  Secured Party shall have the right, at any time in its discretion upon the occurrence and during the continuance of an Event of Default, to transfer to, and to designate on any Assignment of Interest, any person to whom the Pledged Interests are sold in accordance with the provisions hereof.  In addition, Secured Party shall have the right at any time to exchange an Assignment of Interest representing or evidencing the Pledged Interests or any portion thereof for one or more additional or substitute Assignments of Interest representing or evidencing smaller or larger percentages of the Pledged Interests represented or evidenced thereby, subject to the terms hereof and thereof.

4.

Representations and Warranties.  Pledgor represents and warrants to Secured Party that as of the date hereof:

(a)

Pledgor’s exact legal name is as set forth on the organizational documents recorded with the Secretary of State of the State of Delaware, a recent certified copy of which has been provided to Secured Party.

(b)

Pledgor has the full right, power and authority to enter into and execute and deliver this Pledge Agreement and to perform and consummate the transactions contemplated hereby.

(c)

Pledgor’s ownership percentage in LLC Entity is as set forth on Exhibit C hereto, and Pledgor is the beneficial owner of the Pledged Collateral and has good and marketable title to the Pledged Collateral, free and clear of any security interest, lien, charge or encumbrance thereon or affecting the title thereto, except for the security interests created by this Pledge Agreement.

(d)

Neither the execution and delivery of this Pledge Agreement or the pledge of the Pledged Collateral hereunder will violate (i) any rule, law, regulation, order, writ, judgment, injunction, decree or award binding on Pledgor or (ii) the provisions of any instrument or agreement to which Pledgor is a party or is subject, including the Bylaws, the Operating Agreement or any other organizational documents of Pledgor or LLC Entity, or by which its property may be bound or affected, or conflict with or cause a default thereunder, or result in or require the creation or imposition of any lien in, of or on the property of Pledgor pursuant to the terms of such instrument or agreement.

(e)

No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any person is required (i) in connection with Pledgor’s grant of security interest in the Pledged Collateral or (ii) for the perfection of or the exercise by Secured Party of its rights and remedies hereunder, or if required, (1) such consent, approval, order or authorization has been obtained, (2) such registration, declaration or filing has been accomplished, or (3) such notice has been given prior to the date hereof.

(f)

This Pledge Agreement has been duly authorized, executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor enforceable in

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accordance with its terms except as enforceability may be limited by the applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law), and creates a security interest which is enforceable against Pledgor in all Pledged Collateral it now owns or hereafter acquires.

(g)

The Pledged Interests were duly and validly issued, are fully paid and non-assessable and Pledgor owns the Pledged Interests as set forth in Section 2.

(h)

Neither the Pledged Collateral nor the Pledged Interests are evidenced by or represented by certificates of any kind and no membership interests, limited liability company interests, or other such interest similar of LLC Entity are comprised of “securities” (as such term is defined in the UCC).

(i)

The security interest granted herein (i) will not cause a termination of LLC Entity under the Internal Revenue Code of 1986, as amended, and (ii) complies with all applicable state and federal security laws and regulations.  Pledgor has been provided with all information and agreements that it requires in connection with the security interest granted herein.

(j)

No uniform commercial code financing statement describing all or any portion of the Pledged Collateral has been filed in any jurisdiction, other than any uniform commercial code financing statement naming Secured Party as secured party with respect to the Pledged Collateral.

(k)

When a uniform commercial code financing statement, adequately describing the Pledged Collateral, has been filed by Secured Party in the Delaware Secretary of State’s office against Pledgor with respect to the Pledged Collateral, such Secured Party will have a fully perfected first-priority security interest in the Pledged Collateral.

(l)

No person has possession or control of any of the Pledged Collateral of such nature that perfection of a security interest is accomplished by control.

The representations and warranties set forth in this Section 4 will survive the execution and delivery of this Pledge Agreement.

5.

Covenants.  Pledgor covenants and agrees that until the indefeasible payment, performance or other satisfaction in full of the Obligations and termination of this Pledge Agreement as provided herein:

(a)

Pledgor will not change its name or address without providing at least thirty (30) days prior written notice to Secured Party.

(b)

Pledgor will notify LLC Entity to mark its books and records acknowledging the security interest hereby granted in the Pledged Interests.

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(c)

Without Secured Party’s consent, Pledgor will not sell, assign, transfer, pledge, dispose of, grant any option or warrant with respect to or otherwise encumber any of its rights in or to any Pledged Collateral or any dividends, other distributions, payments or other rights or proceeds with respect thereto or grant a lien, charge, encumbrance or security interest on any thereof.

(d)

Pledgor will not (i) do anything to impair its or Secured Party’s interests or rights in the Pledged Collateral or (ii) without Secured Party’s consent, permit, suffer or otherwise consent to any termination of, or amendment, supplement or other modification to, the Bylaws, the Operating Agreement or any other of its or LLC Entity’s respective organizational documents.

(e)

Pledgor will keep and maintain complete, accurate and proper books and records with respect to the Pledged Collateral, and furnish to Secured Party, such reports relating to the Pledged Collateral as Secured Party will from time to time reasonably request.  Pledgor will give prompt notice in writing to Secured Party of the occurrence of any Event of Default and of any other development which might materially or adversely affect the Pledged Collateral.

(f)

Pledgor will pay when due all taxes, assessments and governmental charges imposed upon or with respect to, and all claims against, the Pledged Interests.

(g)

Pledgor will not suffer to exist or authorize the filing of any uniform commercial code financing statement naming it as debtor covering all or any portion of the Pledged Collateral other than a uniform commercial code financing statement listing Secured Party as secured party.

(h)

Pledgor will not certificate, or evidence by any other instrument, any of the Pledged Interests.

(i)

Pledgor will promptly deliver any and all proxies or other instruments as Secured Party may reasonably request in order to permit Secured Party to exercise the rights and remedies provided herein.

(j)

Without Secured Party’s consent, Pledgor will not (i) vote any Pledged Interests to permit LLC Entity to issue, or consent to the issuance by LLC Entity of, any securities, membership interests, limited liability company interests or any other similar interests, or any right to receive the same or any right to receive the proceeds thereof, (ii) consent to the admittance of any additional Member to LLC Entity (other than Secured Party),  (iii) consent to the treatment or designation of any membership interests, limited liability company interests, or other such similar interests of LLC Entity as being comprised of, or deemed to be, “securities” (as such term is defined in the UCC), and (iv) vote any Pledged Interests to permit LLC Entity to enter into or effect a merger or consolidation with any other entity, dissolution, liquidation, or retirement or reduction of capital.

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(k)

Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as Secured Party from time to time may reasonably request in order to ensure to Secured Party the benefits of the liens and first-priority security interests in and to the Pledged Collateral created by this Pledge Agreement, including the delivery to Secured Party of all certificates and other documentation evidencing any of the Pledged Collateral and authorizing Secured Party to file any uniform commercial code financing statements, including amendments and continuations thereto, deemed reasonably necessary by Secured Party.

(l)

Pledgor will at its sole cost and expense defend the title to the Pledged Collateral and the security interests of Secured Party granted herein against the claim of any person and will maintain and preserve such security interest until the indefeasible payment, performance or other satisfaction in full of the Obligations and termination of this Pledge Agreement as provided herein.

(m)

No membership interests, limited liability company interests or any other similar interests of LLC Entity will be comprised of “securities” (as such term is defined in the UCC).

(n)

Pledgor hereby consents to Secured Party’s right to become and be admitted as a Member of LLC Entity and to receive distributions and allocations from LLC Entity upon the exercise of Secured Party’ rights and remedies hereunder without further action, approval or consent following the occurrence and continuance of an Event of Default.  Pledgor will do all such things and take all such actions as are necessary in order for Secured Party to become admitted as a Member.

6.

Pledgor’s and Secured Party’s Rights.

(a)

So long as no Event of Default has occurred and is continuing, Pledgor has the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Pledge Agreement, the Loan Agreement and any other Loan Document.

(b)

Upon the occurrence and continuance of an Event of Default, all rights of Pledgor to exercise voting and other consensual rights with respect to the Pledged Collateral will cease and Secured Party will have the right, from time to time in, in the Secured Party’s sole discretion, to vote and give consents with respect to the Pledged Collateral and to exercise any other rights incident to control of the Pledged Collateral.

(c)

So long as no Event of Default has occurred and is continuing, Pledgor may receive cash or property distributions, dividends or proceeds attributable to the Pledged Collateral.

(d)

Upon the occurrence of an Event of Default, all rights of Pledgor to receive any cash or property distributions or any other proceeds with respect to the Pledged Collateral

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will cease and Secured Party will instead have the right to receive any such cash or property distributions, dividends or proceeds attributable to the Pledged Collateral to be disbursed in its sole discretion.  To the extent Pledgor receives any cash or property distributions, dividends or proceeds contrary to this paragraph, Pledgor will hold such cash or property distributions, dividends or proceeds in trust for the benefit of Secured Party separate from other funds of Pledgor and such cash or property distributions, dividends or proceeds will promptly be paid over to Secured Party, as Pledged Collateral in the same form as so received, to be disbursed in Secured Party’s sole discretion.

(e)

Upon the occurrence and continuance of an Event of Default, Secured Party will have the right to succeed Pledgor as a Member in LLC Entity, with all rights attendant to the Pledged Interests, including voting rights.

7.

Defaults and Remedies.  Failure of Pledgor to comply with this Pledge Agreement, a breach of any representations or warranty made by Pledgor hereunder, or the occurrence of a default or event of default under and/or as defined in the Loan Agreement or any other Loan Document will constitute an “Event of Default” hereunder.  Upon the occurrence and continuance of an Event of Default, Secured Party is hereby authorized and empowered to exercise all rights, remedies and privileges (a) hereunder and under the Loan Agreement or any other Loan Document; (b) afforded a “secured party” under the UCC; or (c) otherwise provided by law or in equity, including any and all of the following in a commercially reasonable manner:  (i) succeeding Pledgor as a Member in LLC Entity; (ii) transferring and registering in its name the whole or any part of the Pledged Collateral; (iii) exchanging certificates or instruments representing or evidencing the Pledged Interests for certificates or instruments of smaller or larger denominations; (iv) voting the Pledged Interests in its commercially reasonable discretion; (v) collecting and receiving all dividends and other distributions made thereon; (vi) selling in one or more sales after ten days written notice is sent to Pledgor of the time and place of any public sale or of the time after which a private sale is to take place (which notice Pledgor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral; (vii) completing by inserting the Effective Date (as defined therein) and the name of the assignee thereunder and deliver to such assignee the Assignment of Interest executed and delivered by Pledgor and (vii) otherwise acting with respect to the Pledged Collateral as though Secured Party were the outright owner thereof; provided, however, Secured Party will not have any duty to exercise any such right of sale or to preserve the same and will not be liable for any failure to do so or for any delay in doing so.  Secured Party shall promptly notify Pledgor of any such exercise; provided, however, that providing such notice is not required for Secured Party to exercise any such rights or remedies, nor will the failure to provide such notice by Secured Party result in a breach of this Pledge Agreement or result in a default hereunder by Secured Party.  Any sale will be made at a public or private sale at Secured Party’s place of business, or at any public building to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Secured Party may deem fair and reasonable, and Secured Party may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption.  Secured Party reserves the right to reject any and all bids at such sale which, in its commercially reasonable discretion, it deems inadequate.  Demands of performance, notices of sale, advertisements and the presence of property at any sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Secured Party.

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8.

(a)

In the event of any sales hereunder or any receipt of distributions, dividends or proceeds by Secured Party hereunder, Secured Party will, after deducting all costs or expenses of every kind (including reasonable attorneys’ fees and disbursements) for care, safekeeping, collection, sale, delivery or otherwise, apply the residue of the proceeds of the foregoing to the payment or reduction, either in whole or in part, of the Obligations, in such order as Secured Party shall determine in its sole discretion.

(b)

If, at any time when Secured Party determines to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold will not, for any reason whatsoever, be effectively registered under the Securities Act, Secured Party may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as is commercially reasonable and will not be required to effect such registration or to cause the same to be effected.   Without limiting the generality of the foregoing, in any such event Secured Party may either, in accordance with applicable securities laws, (i) proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or will have been filed under the Securities Act (or similar statute); (ii) approach and negotiate with a single possible purchaser to effect such sale; or (iii) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof.  In addition to a private sale as provided above in this Section 7, if any of the Pledged Collateral will not be freely distributable to the public without registration under the Securities Act (or similar statute) at the time of any proposed sale pursuant to this Section 7, then Secured Party will not be required to effect such registration or cause the same to be effected but, subject to applicable requirements of law, may proceed with such sale provided that Secured Party requires any such sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any person permitted to bid or purchase at any such sale; (ii) as to the content of legends to be placed upon any certificates or other written evidence of title representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof; (iii) as to the representations required to be made by each person bidding or purchasing at such sale relating to that person’s access to financial information about LLC Entity, and such person’s intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view to the distribution thereof; and (iv) as to such other matters necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the UCC and other laws affecting the enforcement of creditors’ rights and the Securities Act and all applicable state securities laws.

(c)

Pledgor recognizes that Secured Party may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof.  Pledgor also acknowledges that any such private sale may result in prices and

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other terms less favorable to the seller than if such sale were a public sale.  Pledgor agrees that such sale will not be deemed to have been made in a commercially unreasonable manner merely because it was conducted as a private sale.  Secured Party will be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if Pledgor and LLC Entity would agree to do so.

(d)

Pledgor agrees, to the extent not prohibited by applicable law, that upon the occurrence and during the continuance of an Event of Default, it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Pledge Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent not prohibited by applicable law.  No failure or delay on the part of Secured Party to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Secured Party with respect to any such remedies will operate as a waiver thereof, or limit or impair Secured Party’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor.

(e)

Pledgor further agrees that each and every covenant contained herein is specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that (i) any of the Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such Obligations or (ii) the Obligations have been paid in full.

The rights and remedies of Secured Party under this Pledge Agreement are cumulative and not exclusive of any other rights or remedies available to such Secured Party at law or equity.  All costs and expenses (including reasonable attorneys’ fees, expenses and costs) incurred by the Secured Party in enforcing or protecting the security interest hereby granted or any of the rights or remedies under this Pledge Agreement will be payable on demand, will bear interest at the highest rate provided in the Loan Agreement, and will be secured by the Pledged Interests.

8.

Power of Attorney; Proxy.  Pledgor irrevocably designates, makes, constitutes and appoints Secured Party as its true and lawful attorney- (and agent-) in-fact.  Upon the occurrence and continuance of an Event of Default and without notice to Pledgor, Secured Party may, as Pledgor’s attorney-in-fact, in the name, place and stead of Pledgor, file any claims, take any actions or institute any proceedings which Secured Party may deem to be necessary or advisable in connection with the Pledge Collateral, including (i) request that LLC Entity transfer any or all of the Pledged Collateral on its books to Secured Party, with full power of substitution in the premises; (ii) endorse the name of Pledgor upon any checks, notes, acceptance, money orders, certificates, drafts or other forms of payment of security that come into Secured Party’s possession; and (iii) vote or grant any consent in respect of the Pledged Collateral.  After deducting all costs and expenses of every kind (including reasonable attorneys’ fees and

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disbursements), Secured Party shall apply all proceeds of the Pledged Collateral to the payment or reduction of the Obligations in such order as Secured Party shall determine in its sole discretion.  The appointment set forth herein is deemed to be coupled with an interest and therefore irrevocable.  Pledgor hereby waives and releases any and all claims or causes of action which Pledgor might have against such attorney-in-fact acting under the terms of authority which Pledgor has granted herein.

9.

Waiver.  No delay on the behalf of Secured Party in exercising any power of sale, lien, option or other right or remedy hereunder, and no notice or demand which may be given to or made upon Pledgor by Secured Party with respect to any power of sale, lien, option or other right or remedy hereunder, constitutes a waiver thereof, or limits or impairs Secured Party’s right to take any action or to exercise any power of sale, lien, option, or any other right or remedy hereunder or prejudice Secured Party’s rights as against Pledgor in any respect.

10.

Termination.  This Pledge Agreement will terminate and be of no further force or effect at such time as the Obligations are indefeasibly paid, performed or otherwise satisfied in full.  Upon the occurrence of the foregoing, Secured Party will deliver to Pledgor the Pledged Collateral at the time subject to this Pledge Agreement and then in such Secured Party’s possession or control and all instruments of assignment executed in connection therewith, free and clear of the liens hereof and, except as otherwise provided herein, all of Pledgor’s obligations hereunder will at such time terminate. Notwithstanding any prior revocation, termination, surrender or discharge of this Pledge Agreement, the effectiveness of this Pledge Agreement will automatically continue or be reinstated, as the case may be, in the event that any payment received or credit received by Secured Party in respect of the Obligations is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including laws pertaining to bankruptcy or insolvency, in which case this Pledge Agreement will be enforceable as if the returned, disgorged or rescinded payment or credit had not been received or given, whether or not Secured Party relied upon this payment or credit or changed its position as a consequence of it.

11.

Lien Absolute.  All rights of Secured Party hereunder, and all obligations of Pledgor hereunder, are absolute and unconditional irrespective of:

(a)

any lack of validity or enforceability of the Loan Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Obligations;

(b)

any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Loan Documents or any other agreement or instrument governing or evidencing any Obligations;

(c)

any exchange, release or non-perfection of any other collateral, including any real property, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations or

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(d)

any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor, except payment in full of the Obligations.

12.

Release.  Pledgor hereby waives notice of acceptance of this Pledge Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor.

13.

Indemnity; Liability.  Pledgor agrees to indemnify and hold Secured Party harmless from all liability, loss, damage or expense which Secured Party may incur under or by reason of this Pledge Agreement, or for any action taken by Secured Party under this Pledge Agreement, or by reason or in defense of any and all claims and demands asserted against Secured Party arising out of the Pledged Collateral, except to the extent such claims and demands arise from the gross negligence or willful misconduct of the Lender as determined by a final, nonappealable judgment by a court of competent jurisdiction.  Should Secured Party incur any such liability, loss, damage or expense, the amount thereof (including reasonable attorneys’ fees), with interest thereon at the rate set forth in the Loan Agreement will be payable by Pledgor immediately, without demand.  Secured Party has no duty to protect, insure, collect or realize upon the Pledged Collateral or preserve rights in it against prior parties.  Secured Party is not responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Pledged Collateral regardless of the cause thereof, except to the extent arising from the gross negligence or willful misconduct of the Lender as determined by a final, nonappealable judgment by a court of competent jurisdiction.

14.

Miscellaneous.  This Pledge Agreement is binding upon Pledgor and its successors and assigns, and inures to the benefit of, and is enforceable by Secured Party and its respective successors and assigns.  None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of Secured Party and Pledgor.

15.

Severability.  If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity will not impair the operation of or affect those portions of this Pledge Agreement which are valid.

16.

Notices.  All notices and other communications provided to any party hereto under this Pledge Agreement will be given in accordance with the Loan Agreement.

17.

Section Titles.  The Section titles contained in this Pledge Agreement are and will be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

18.

Counterparts.  This Pledge Agreement may be executed in any number of counterparts, which, collectively and separately, constitutes one agreement.  The delivery of an executed counterpart of a signature page to this Pledge Agreement by telecopier or by electronic mail in pdf format is effective as delivery of a manually executed counterpart of this Pledge Agreement.

19.

GOVERNING LAW; FORUM; WAIVER OF JURY TRIAL.  THIS PLEDGE AGREEMENT IS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE

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LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF ILLINOIS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF ILLINOIS.  ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS PLEDGE AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY OTHER DOCUMENT RELATED THERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS IN THE COUNTY OF COOK OR THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT, PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.  PLEDGOR WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

[Signatures contained on following page]

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IN WITNESS WHEREOF, this Pledge Agreement has been duly executed as of the date first written above.

PLEDGOR:

PERNIX GROUP, INC.

By: ______________________________

Name:

Title:

SECURED PARTY:

BARRINGTON BANK AND TRUST COMPANY, NATIONAL ASSOCIATION

By:

Name:

Title:

CONSENTED TO AND APPROVED BY:

[___], as a [manager] and [member] of [LLC Entity]

By:____________________________________

Name:

Title:

[___], as a [manager] and [member] of [LLC Entity]

By:____________________________________

Name:

Title:

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EXHIBIT B

FORM OF ACKNOWLEDGMENT OF PLEDGE

[LLC Entity Letterhead]

ACKNOWLEDGMENT OF PLEDGE

[DATE]

Barrington Bank and Trust Company, National Association

201 South Hough Street

Barrington, Illinois 60010

Attn: William Dierking

Dear Mr. Dierking:

Reference is made to the Membership Interest Pledge Agreement dated as November 10, 2014 (as amended, restated, supplemented or modified from time to time, the “Pledge Agreement”) by and between the Pernix Group, Inc. (the “Pledgor”), and Barrington Bank and Trust Company, National Association, as Secured Party, and consented to and approved by other parties thereto.  Capitalized terms used but not defined herein have the meanings provided in the Pledge Agreement.

In connection with the pledge of the Pledged Collateral to Barrington Bank and Trust Company, National Association by the Pledgor, the undersigned hereby represents, warrants and agrees with Barrington Bank and Trust Company, National Association as follows:

(a)

It acknowledges the security interest granted to Barrington Bank and Trust Company, National Association pursuant to the Pledge Agreement in the Pledged Interests issued by the undersigned (for the purposes of this Acknowledgment of Pledge, the “Pledged Interest”);

(b)

In accordance with the Pledgor’s instructions, the undersigned has registered on its books and records Barrington Bank and Trust Company, National Association’s security interest in the Pledged Interests; and that no other lien on such Pledged Interests is registered on the books and records of the undersigned;

(c)

The undersigned shall deliver directly to Barrington Bank and Trust Company, National Association at Barrington Bank and Trust Company, National Association’s address set forth above (or such other address as Barrington Bank and Trust Company, National

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Association provides), any and all instruments and/or certificates evidencing any right, option or warrant, and all new, additional or substituted securities issued to, or to be received by, Pledgor by virtue of its ownership of the Pledged Interests issued by the undersigned or upon exercise by Pledgor of any option, warrant or right attached to such Pledged Interest;

(d)

To the extent within the control of the undersigned, the undersigned will not issue any additional membership interests, limited liability company interests, or other such similar interests or securities without the prior written consent of Secured Party;

(e)

The undersigned has not entered into an agreement with any third party to act on such third party’s instructions without further consent of Pledgor with respect to the Pledged Interests; and agrees that it will not enter into any such agreement with any third party concerning any Pledged Interests;

(f)

After the occurrence and during the continuance of an Event of Default, the undersigned shall pay directly to Barrington Bank and Trust Company, National Association any and all cash distributions which might be declared and payable (including any unpaid distributions accrued prior to the date hereof) on any of the Pledged Interests or any of the other Pledged Collateral issued by the undersigned, and which but for the provisions of this letter would be paid to Pledgor;

(g)

At any time upon and during the continuance of an Event of Default, and upon Barrington Bank and Trust Company, National Association’s exercise of applicable remedies pursuant to the Pledge Agreement, upon written instructions from Barrington Bank and Trust Company, National Association, the undersigned shall register the transfer of such Pledged Interests to Barrington Bank and Trust Company, National Association or Barrington Bank and Trust Company, National Association’s nominee, as applicable;

(h)

The Pledged Interests have been duly authorized and validly issued and are not subject to, nor (to the extent within the control of the undersigned) will the undersigned at any time permit it to become subject to, any restrictions governing its issuance, transfer, ownership or control other than those currently set forth in its operating agreement; and

(i)

The undersigned will comply with Barrington Bank and Trust Company, National Association’s instructions relating to the Pledged Interests without the need for further consent from Pledgor provided such instructions are in accordance with the Loan Documents.

The undersigned agrees that, if at any time Barrington Bank and Trust Company, National Association shall determine to exercise its right to sell all or any of the Pledged Collateral issued by the undersigned, the undersigned will, upon Barrington Bank and Trust Company, National Association’s request and at Pledgor’s expense:

(a)

provide Barrington Bank and Trust Company, National Association with such other information and projections as may be necessary or, in Barrington Bank and Trust Company, National Association’s reasonable opinion, advisable to enable Barrington Bank and Trust Company, National Association to effect the sale of such Pledged Collateral;

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(b)

do or cause to be done all such other acts and things as may be necessary to make the sale of such Pledged Collateral or any part thereof valid and binding and in compliance with applicable law; and

(c)

do or cause to be done all such other acts and things as may be necessary to constitute Barrington Bank and Trust Company, National Association or Barrington Bank and Trust Company, National Association’s designees or transferees a member of the undersigned.

Barrington Bank and Trust Company, National Association is hereby authorized, in connection with any sale of the Pledged Collateral issued by the undersigned, to deliver or otherwise disclose to any prospective purchaser of such Pledged Collateral (i) any information and projections provided to Barrington Bank and Trust Company, National Association pursuant to subsection (a) above and (ii) any other information in Barrington Bank and Trust Company, National Association’s possession relating to the undersigned or such Pledged Collateral.

[Remainder of Page Intentionally Left Blank]

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Very truly yours,

[LLC ENTITY]

By:_________________________________

Name:_______________________________

Title:________________________________

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Exhibit C

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EXHIBIT J

FORM OF PARTNERSHIP INTEREST PLEDGE AGREEMENT

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Form of Partnership Interest Pledge Agreement

This Partnership Interest Pledge Agreement (as amended, restated, supplemented or modified from time to time, this “Pledge Agreement”), dated as of [___], is made and entered into between Pernix Group, Inc. (“Pledgor”), and Barrington Bank & Trust Company, National Association (the “Secured Party”), and consented to and approved by the parties set forth on the signature pages hereto.

RECITALS:

WHEREAS, Secured Party, Pledgor, and Pernix RE LLC entered into that certain Loan and Security Agreement, dated as of November 10, 2014 (as amended, restated, supplemented or modified from time to time, the “Loan Agreement”), pursuant to which Secured Party has agreed to make loans to Pledgor and Pernix RE LLC (“Loans”).

WHEREAS, Pledgor owns issued and outstanding partnership interests in [__], and as a condition to the making of the Loans, Secured Party requires Pledgor to execute and deliver this Pledge Agreement and grant the security interest contemplated hereby in order to secure the Obligations; and

NOW, THEREFORE, in consideration of the promises and the covenants hereinafter contained, and to induce Secured Party to make the Loans, it is agreed as follows:

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Definitions.  Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Loan Agreement.  In addition, the following terms have the meanings set forth below:

(a)

 “Bylaws” means the Bylaws of Pernix Group, Inc., as such Bylaws may be amended, restated, supplemented or modified from time to time.

(b)

“Event of Default” is defined in Section 7 hereof.

(c)

“[Limited/General] Partner” means the [limited/general] partner of such Partnership.

(d)

“Obligations” means all obligations, indebtedness and liabilities of Pledgor and Pernix RE LLC to Secured Party arising under or in relation to the Loan Agreement and the other Loan Documents, in each case, whether now existing or hereafter arising, now due or to become due, direct or indirect, joint, several or joint and several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, or howsoever otherwise arising, incurred, created or evidenced.

(e)

“Partnership” means [___].

(f)

“Partnership Agreement” means that certain [___], as may be, amended, restated, supplemented or modified from time to time.

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(g)

“Securities Act” means the Securities Act of 1933, as amended.

(g)

“UCC” means the Illinois or Delaware Uniform Commercial Code, or such other uniform commercial code, as is applicable, each as amended from time to time

(h)

The meanings given to terms herein are equally applicable to both the singular and plural forms of such terms.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Pledge Agreement will refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and section, schedule and exhibit references are to this Pledge Agreement unless otherwise specified.

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Pledge.  For the prompt payment, performance and other satisfaction in full of all Obligations, Pledgor hereby pledges and grants to Secured Party a security interest in all of its right, title and interest in, to and under the following, whether now owned or existing or hereafter arising or acquired, and wherever located (collectively, the “Pledged Collateral”):

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100% of Pledgor’s partnership interests in Partnership (the “Pledged Interests”), and the certificates and other instruments or agreements, if any, representing or evidencing the Pledged Interests, and all dividends, distributions, cash, instruments, securities, general intangibles, financial assets, securities entitlements, investment property and all supporting obligations related thereto, and any and all additions, substitutions, replacements, profits, payments, subscription, voting, preferential rights or other rights of any kind received on account of any of the foregoing or accruing with respect thereto or by reason of recapitalization, reclassification, merger, consolidation, liquidation, exchange, renewal, redemption, substitution, or other transaction regarding the Pledged Interests;

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(1) all rights of Pledgor embodied in or arising out of Pledgor’s status as the [limited/general] partner of Partnership, consisting of: (i) all economic rights, including without limitation, all rights to share in the profits and losses of Partnership and all rights to receive distributions of the assets of Partnership; and (ii) all governance rights, including without limitation, all rights to vote, consent to action and otherwise participate in the management of Partnership, and (2) all other rights and privileges of Pledgor with respect to the interests and assets referred to in clause (a) above and in the Partnership Agreement;

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any and all property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing; and

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all books, records, reports and correspondence with respect to the foregoing.

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Delivery or Transfer of Pledged Collateral.  Secured Party has the right, at any time upon the occurrence and during the continuance of an Event of Default, in its discretion and without notice to Pledgor, to transfer to or to register in the name of Secured Party any or all of the Pledged Collateral.  Concurrently with the execution and delivery of this Pledge Agreement, Pledgor is delivering to Secured Party (i) an assignment of partnership interests in blank (the “Assignment of Interest”), in the form set forth on Exhibit A hereto, with respect to the Pledged Interests of Partnership, transferring all of the Pledged Interests in blank, duly executed by Pledgor and undated and (ii) and an acknowledgment to this Pledge Agreement (“Acknowledgment”) for Partnership in the form set forth on Exhibit B hereto.  Secured Party shall have the right, at any time in its discretion upon the occurrence and during the continuance of an Event of Default, to transfer to, and to designate on any Assignment of Interest, any person to whom the Pledged Interests are sold in accordance with the provisions hereof.  In addition, Secured Party shall have the right at any time to exchange an Assignment of Interest representing or evidencing the Pledged Interests or any portion thereof for one or more additional or substitute Assignments of Interest representing or evidencing smaller or larger percentages of the Pledged Interests represented or evidenced thereby, subject to the terms hereof and thereof.

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Representations and Warranties.  Pledgor represents and warrants to Secured Party that as of the date hereof:

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Pledgor’s exact legal name is as set forth on the organizational documents recorded with the Secretary of State of the State of Delaware, a recent certified copy of which has been provided to Secured Party.

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Pledgor has the full right, power and authority to enter into and execute and deliver this Pledge Agreement and to perform and consummate the transactions contemplated hereby.

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Pledgor’s ownership percentage in Partnership is as set forth on Exhibit C hereto, and Pledgor is the beneficial owner of the Pledged Collateral and has good and marketable title to the Pledged Collateral, free and clear of any security interest, lien, charge or encumbrance thereon or affecting the title thereto, except for the security interests created by this Pledge Agreement.  [Pledgor is the sole General Partner of Partnership.]

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Neither the execution and delivery of this Pledge Agreement or the pledge of the Pledged Collateral hereunder will violate (i) any rule, law, regulation, order, writ, judgment, injunction, decree or award binding on Pledgor or (ii) the provisions of any instrument or agreement to which Pledgor is a party or is subject, including the Bylaws, the Partnership Agreement or any other organizational documents of Pledgor or Partnership, or by which its property may be bound or affected, or conflict with or cause a default thereunder, or result in or require the creation or imposition of any lien in, of or on the property of Pledgor pursuant to the terms of such instrument or agreement.

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No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any person is required (i) in connection with Pledgor’s grant of security interest in the Pledged Collateral or (ii) for the perfection of or the exercise by Secured Party of its rights and remedies hereunder, or if required, (1) such consent, approval, order or authorization has been obtained, (2) such registration, declaration or filing has been accomplished, or (3) such notice has been given prior to the date hereof.

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This Pledge Agreement has been duly authorized, executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor enforceable in accordance with its terms except as enforceability may be limited by the applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law), and creates a security interest which is enforceable against Pledgor in all Pledged Collateral it now owns or hereafter acquires.

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The Pledged Interests were duly and validly issued, are fully paid and non-assessable and Pledgor owns the Pledged Interests as set forth in Section 2.

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Neither the Pledged Collateral nor the Pledged Interests are evidenced by or represented by certificates of any kind and no partnership interests of Partnership are comprised of “securities” (as such term is defined in the UCC).

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The security interest granted herein (i) will not cause a termination of Partnership under the Internal Revenue Code of 1986, as amended, and (ii) complies with all applicable state and federal security laws and regulations.  Pledgor has been provided with all information and agreements that it requires in connection with the security interest granted herein.

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No uniform commercial code financing statement describing all or any portion of the Pledged Collateral has been filed in any jurisdiction, other than any uniform commercial code financing statement naming Secured Party as secured party with respect to the Pledged Collateral.

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When a uniform commercial code financing statement, adequately describing the Pledged Collateral, has been filed by Secured Party, in the Delaware Secretary of State’s office against Pledgor with respect to the Pledged Collateral, such Secured Party will have a fully perfected first-priority security interest in the Pledged Collateral.

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No person has possession or control of any of the Pledged Collateral of such nature that perfection of a security interest is accomplished by control.

The representations and warranties set forth in this Section 4 will survive the execution and delivery of this Pledge Agreement.

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Covenants.  Pledgor covenants and agrees that until the indefeasible payment, performance or other satisfaction in full of the Obligations and termination of this Pledge Agreement as provided herein:

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Pledgor will not change its name or address without providing at least thirty (30) days prior written notice to Secured Party.

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Pledgor will notify Partnership to mark its books and records acknowledging the security interest hereby granted in the Pledged Interests.

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Without Secured Party’s consent, Pledgor will not sell, assign, transfer, pledge, dispose of, grant any option or warrant with respect to or otherwise encumber any of its rights in or to any Pledged Collateral or any dividends, other distributions, payments or other rights or proceeds with respect thereto or grant a lien, charge, encumbrance or security interest on any thereof.

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Pledgor will not (i) do anything to impair its or Secured Party’s interests or rights in the Pledged Collateral, or (ii) without Secured Party’s consent, permit, suffer or otherwise consent to any termination of, or amendment, supplement or other modification to, the Bylaws, the Partnership Agreement or any other of its or Partnership’s respective organizational documents.

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Pledgor will keep and maintain complete, accurate and proper books and records with respect to the Pledged Collateral, and furnish to Secured Party, such reports relating to the Pledged Collateral as Secured Party will from time to time reasonably request.  Pledgor will give prompt notice in writing to Secured Party of the occurrence of any Event of Default and of any other development which might materially or adversely affect the Pledged Collateral.

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Pledgor will pay when due all taxes, assessments and governmental charges imposed upon or with respect to, and all claims against, the Pledged Interests.

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Pledgor will not suffer to exist or authorize the filing of any uniform commercial code financing statement naming it as debtor covering all or any portion of the Pledged Collateral other than a uniform commercial code financing statement listing Secured Party as secured party.

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Pledgor will not certificate, or evidence by any other instrument, any of the Pledged Interests.

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Pledgor will promptly deliver any and all proxies or other instruments as Secured Party may reasonably request in order to permit Secured Party to exercise the rights and remedies provided herein.

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Without Secured Party’s consent, Pledgor will not (i) vote any Pledged Interests to permit Partnership to issue, or consent to the issuance by Partnership of, any partnership interest, or any right to receive the same or any right to receive the proceeds thereof, (ii) consent to the admittance of any additional [Limited Partner][General Partner or limited partner] to Partnership (other than Secured Party), (iii) withdraw as General Partner, (iv) consent to the treatment or designation of any partnership interests as being comprised of, or deemed to be, “securities” (as such term is defined in the UCC), or (v) vote any

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Pledged Interests to permit Partnership to enter into or effect a merger or consolidation with any other entity, dissolution, liquidation, or retirement or reduction of capital.

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Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as Secured Party from time to time may reasonably request in order to ensure to Secured Party the benefits of the liens and first-priority security interests in and to the Pledged Collateral created by this Pledge Agreement, including the delivery to Secured Party of all certificates and other documentation evidencing any of the Pledged Collateral and authorizing Secured Party to file any uniform commercial code financing statements, including amendments and continuations thereto, deemed reasonably necessary by Secured Party.

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Pledgor will at its sole cost and expense defend the title to the Pledged Collateral and the security interests of Secured Party granted herein against the claim of any person and will maintain and preserve such security interest until the indefeasible payment, performance or other satisfaction in full of the Obligations and termination of this Pledge Agreement as provided herein.

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No partnership interests of Partnership will be comprised of “securities” (as such term is defined in the UCC).

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Pledgor hereby consents to Secured Party’s right to become and be admitted as the [Limited/General] Partner of Partnership and to receive distributions and allocations from Partnership upon the exercise of Secured Party’ rights and remedies hereunder without further action, approval or consent following the occurrence and continuance of an Event of Default.  Pledgor will do all such things and take all such actions as are necessary in order for Secured Party to become admitted as the [Limited/General] Partner.

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Pledgor’s and Secured Party’s Rights.

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So long as no Event of Default has occurred and is continuing, Pledgor has the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Pledge Agreement, the Loan Agreement and any other Loan Document.

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Upon the occurrence and continuance of an Event of Default, all rights of Pledgor to exercise voting and other consensual rights with respect to the Pledged Collateral will cease and Secured Party will have the right, from time to time in, in the Secured Party’s sole discretion, to vote and give consents with respect to the Pledged Collateral and to exercise any other rights incident to control of the Pledged Collateral.

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So long as no Event of Default has occurred and is continuing, Pledgor may receive cash or property distributions, dividends or proceeds attributable to the Pledged Collateral.

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Upon the occurrence of an Event of Default, all rights of Pledgor to receive any cash or property distributions or any other proceeds with respect to the Pledged Collateral will cease and Secured Party will instead have the right to receive any such cash or property

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distributions, dividends or proceeds attributable to the Pledged Collateral to be disbursed in its sole discretion.  To the extent Pledgor receives any cash or property distributions, dividends or proceeds contrary to this paragraph, Pledgor will hold such cash or property distributions, dividends or proceeds in trust for the benefit of Secured Party separate from other funds of Pledgor and such cash or property distributions, dividends or proceeds will promptly be paid over to Secured Party, as Pledged Collateral in the same form as so received, to be disbursed in Secured Party’s sole discretion.

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Upon the occurrence and continuance of an Event of Default, Secured Party will have the right to succeed Pledgor as [Limited/General] Partner in Partnership, with all rights attendant to the Pledged Interests, including voting rights.

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Defaults and Remedies.  Failure of Pledgor to comply with this Pledge Agreement, a breach of any representations or warranty made by Pledgor hereunder, or the occurrence of a default or event of default under and/or as defined in the Loan Agreement or any other Loan Document will constitute an “Event of Default” hereunder.  Upon the occurrence and continuance of an Event of Default, Secured Party is hereby authorized and empowered to exercise all rights, remedies and privileges (a) hereunder and under the Loan Agreement or any other Loan Document; (b) afforded a “secured party” under the UCC; or (c) otherwise provided by law or in equity, including any and all of the following in a commercially reasonable manner:  (i) succeeding Pledgor as [Limited/General] Partner in Partnership; (ii) transferring and registering in its name the whole or any part of the Pledged Collateral; (iii) exchanging certificates or instruments representing or evidencing the Pledged Interests for certificates or instruments of smaller or larger denominations; (iv) voting the Pledged Interests in its commercially reasonable discretion; (v) collecting and receiving all dividends and other distributions made thereon; (vi) selling in one or more sales after ten days written notice is sent to Pledgor of the time and place of any public sale or of the time after which a private sale is to take place (which notice Pledgor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral; (vii) completing by inserting the Effective Date (as defined therein) and the name of the assignee thereunder and deliver to such assignee the Assignment of Interest executed and delivered by Pledgor and (vii) otherwise acting with respect to the Pledged Collateral as though Secured Party were the outright owner thereof; provided, however, Secured Party will not have any duty to exercise any such right of sale or to preserve the same and will not be liable for any failure to do so or for any delay in doing so.  Secured Party shall promptly notify Pledgor of any such exercise; provided, however, that providing such notice is not required for Secured Party to exercise any such rights or remedies, nor will the failure to provide such notice by Secured Party result in a breach of this Pledge Agreement or result in a default hereunder by Secured Party.  Any sale will be made at a public or private sale at Secured Party’s place of business, or at any public building to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Secured Party may deem fair and reasonable, and Secured Party may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption.  Secured Party reserves the right to reject

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any and all bids at such sale which, in its commercially reasonable discretion, it deems inadequate.  Demands of performance, notices of sale, advertisements and the presence of property at any sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Secured Party.

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In the event of any sales hereunder or any receipt of distributions, dividends or proceeds by Secured Party hereunder, Secured Party will, after deducting all costs or expenses of every kind (including reasonable attorneys’ fees and disbursements) for care, safekeeping, collection, sale, delivery or otherwise, apply the residue of the proceeds of the foregoing to the payment or reduction, either in whole or in part, of the Obligations, in such order as Secured Party shall determine in its sole discretion.

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If, at any time when Secured Party determines to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold will not, for any reason whatsoever, be effectively registered under the Securities Act, Secured Party may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as is commercially reasonable and will not be required to effect such registration or to cause the same to be effected.   Without limiting the generality of the foregoing, in any such event Secured Party may either, in accordance with applicable securities laws, (i) proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or will have been filed under the Securities Act (or similar statute); (ii) approach and negotiate with a single possible purchaser to effect such sale; or (iii) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof.  In addition to a private sale as provided above in this Section 7, if any of the Pledged Collateral will not be freely distributable to the public without registration under the Securities Act (or similar statute) at the time of any proposed sale pursuant to this Section 7, then Secured Party will not be required to effect such registration or cause the same to be effected but, subject to applicable requirements of law, may proceed with such sale provided that Secured Party requires any such sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any person permitted to bid or purchase at any such sale; (ii) as to the content of legends to be placed upon any certificates or other written evidence of title representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof; (iii) as to the representations required to be made by each person bidding or purchasing at such sale relating to that person’s access to financial information about Partnership, and such person’s intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view to the distribution thereof; and (iv) as to such other matters necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the UCC and other laws affecting the enforcement of creditors’ rights and the Securities Act and all applicable state securities laws.

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Pledgor recognizes that Secured Party may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales

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thereof.  Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale.  Pledgor agrees that such sale will not be deemed to have been made in a commercially unreasonable manner merely because it was conducted as a private sale.  Secured Party will be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if Pledgor and the Partnership would agree to do so.

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Pledgor agrees, to the extent not prohibited by applicable law, that upon the occurrence and during the continuance of an Event of Default, it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Pledge Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent not prohibited by applicable law.  No failure or delay on the part of Secured Party to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Secured Party with respect to any such remedies will operate as a waiver thereof, or limit or impair Secured Party’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor.

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Pledgor further agrees that each and every covenant contained herein is specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that (i) any of the Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such Obligations or (ii) the Obligations have been paid in full.

The rights and remedies of Secured Party under this Pledge Agreement are cumulative and not exclusive of any other rights or remedies available to such Secured Party at law or equity.  All costs and expenses (including reasonable attorneys’ fees, expenses and costs) incurred by the Secured Party in enforcing or protecting the security interest hereby granted or any of the rights or remedies under this Pledge Agreement will be payable on demand, will bear interest at the highest rate provided in the Loan Agreement, and will be secured by the Pledged Interests.

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Power of Attorney; Proxy.  Pledgor irrevocably designates, makes, constitutes and appoints Secured Party as its true and lawful attorney- (and agent-) in-fact.  Upon the occurrence and continuance of an Event of Default and without notice to Pledgor, Secured Party may, as Pledgor’s attorney-in-fact, in the name, place and stead of Pledgor, file any claims, take any actions or institute any proceedings which Secured Party may deem to be necessary or advisable in connection with the Pledge Collateral, including (i) request that Partnership transfer any or all of the Pledged Collateral on its books to Secured Party, with full power of substitution in the premises; (ii) endorse the name of Pledgor upon any checks, notes, acceptance, money orders, certificates, drafts or other forms of payment of security that come into

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Secured Party’s possession; and (iii) vote or grant any consent in respect of the Pledged Collateral.  After deducting all costs and expenses of every kind (including reasonable attorneys’ fees and disbursements), Secured Party shall apply all proceeds of the Pledged Collateral to the payment or reduction of the Obligations in such order as Secured Party shall determine in its sole discretion.  The appointment set forth herein is deemed to be coupled with an interest and therefore irrevocable.  Pledgor hereby waives and releases any and all claims or causes of action which Pledgor might have against such attorney-in-fact acting under the terms of authority which Pledgor has granted herein.

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Waiver.  No delay on the behalf of Secured Party in exercising any power of sale, lien, option or other right or remedy hereunder, and no notice or demand which may be given to or made upon Pledgor by Secured Party with respect to any power of sale, lien, option or other right or remedy hereunder, constitutes a waiver thereof, or limits or impairs Secured Party’s right to take any action or to exercise any power of sale, lien, option, or any other right or remedy hereunder or prejudice Secured Party’s rights as against Pledgor in any respect.

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Termination.  This Pledge Agreement will terminate and be of no further force or effect at such time as the Obligations are indefeasibly paid, performed or otherwise satisfied in full.  Upon the occurrence of the foregoing, Secured Party will deliver to Pledgor the Pledged Collateral at the time subject to this Pledge Agreement and then in such Secured Party’s possession or control and all instruments of assignment executed in connection therewith, free and clear of the liens hereof and, except as otherwise provided herein, all of Pledgor’s obligations hereunder will at such time terminate. Notwithstanding any prior revocation, termination, surrender or discharge of this Pledge Agreement, the effectiveness of this Pledge Agreement will automatically continue or be reinstated, as the case may be, in the event that any payment received or credit received by Secured Party in respect of the Obligations is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including laws pertaining to bankruptcy or insolvency, in which case this Pledge Agreement will be enforceable as if the returned, disgorged or rescinded payment or credit had not been received or given, whether or not Secured Party relied upon this payment or credit or changed its position as a consequence of it.

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Lien Absolute.  All rights of Secured Party hereunder, and all obligations of Pledgor hereunder, are absolute and unconditional irrespective of:

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any lack of validity or enforceability of the Loan Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Obligations;

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any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Loan Documents or any other agreement or instrument governing or evidencing any Obligations;

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any exchange, release or non-perfection of any other collateral, including any real property, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations or

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any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor, except payment in full of the Obligations.

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Release.  Pledgor hereby waives notice of acceptance of this Pledge Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor.

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Indemnity; Liability.  Pledgor agrees to indemnify and hold Secured Party harmless from all liability, loss, damage or expense which Secured Party may incur under or by reason of this Pledge Agreement, or for any action taken by Secured Party under this Pledge Agreement, or by reason or in defense of any and all claims and demands asserted against Secured Party arising out of the Pledged Collateral, except to the extent such claims and demands arise from the gross negligence or willful misconduct of the Lender as determined by a final, nonappealable judgment by a court of competent jurisdiction.  Should Secured Party incur any such liability, loss, damage or expense, the amount thereof (including reasonable attorneys’ fees), with interest thereon at the rate set forth in the Loan Agreement will be payable by Pledgor immediately, without demand.  Secured Party has no duty to protect, insure, collect or realize upon the Pledged Collateral or preserve rights in it against prior parties.  Secured Party is not responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Pledged Collateral regardless of the cause thereof, except to the extent arising from the gross negligence or willful misconduct of the Lender as determined by a final, nonappealable judgment by a court of competent jurisdiction.

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Miscellaneous.  This Pledge Agreement is binding upon Pledgor and its successors and assigns, and inures to the benefit of, and is enforceable by Secured Party and its respective successors and assigns.  None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of Secured Party and Pledgor.

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Severability.  If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity will not impair the operation of or affect those portions of this Pledge Agreement which are valid.

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Notices.  All notices and other communications provided to any party hereto under this Pledge Agreement will be given in accordance with the Loan Agreement.

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Section Titles.  The Section titles contained in this Pledge Agreement are and will be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

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Counterparts.  This Pledge Agreement may be executed in any number of counterparts, which, collectively and separately, constitutes one agreement.  The delivery of an executed counterpart of a signature page to this Pledge Agreement by telecopier or by electronic mail in pdf format is effective as delivery of a manually executed counterpart of this Pledge Agreement.

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GOVERNING LAW; FORUM; WAIVER OF JURY TRIAL.  THIS PLEDGE AGREEMENT IS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF ILLINOIS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF ILLINOIS.  ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS PLEDGE AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY OTHER DOCUMENT RELATED THERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS IN THE COUNTY OF COOK OR THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT, PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.  PLEDGOR WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

[Signatures contained on following page]

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IN WITNESS WHEREOF, this Pledge Agreement has been duly executed as of the date first written above.

PLEDGOR:

PERNIX GROUP, INC.

By: ______________________________

Name:

Title:

SECURED PARTY:

BARRINGTON BANK & TRUST COMPANY, NATIONAL ASSOCIATION

By:

Name:
Title:

CONSENTED TO AND APPROVED BY:

[___], as the [Limited/General Partner] of [Partnership]

By:____________________________________

Name:

Title:

Signature Page to Partnership Interest Pledge Agreement

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EXHIBIT A

FORM OF ASSIGNMENT OF PARTNERSHIP INTEREST

This ASSIGNMENT OF PARTNERSHIP INTEREST dated as of _______________________, made by PERNIX GROUP, INC. (together with its successors and assigns, the “Assignor”) to _______________________________________________ (the “Assignee”).

RECITALS

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The undersigned has entered into that certain Partnership Interest Pledge Agreement, dated as of November 10, 2014 (as amended, restated, supplemented, or modified from time to time, the “Pledge Agreement”), with Barrington Bank & Trust Company, National Association (together with its successors and assigns, the “Lender”), and consented to and approved by the other parties thereto.  Unless otherwise noted, terms defined in the Pledge Agreement are used herein as defined therein.

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The Assignor is a [limited/general] partner of [__], a [___] limited partnership (the “Company”) evidenced by that certain [PARTNERSHIP AGREEMENT], as may be amended, restated, supplemented, or otherwise modified from time to time, the "Partnership Agreement”).

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Lender has required that the Assignor shall have executed and delivered this Assignment of Partnership Interest.

NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

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Assignment and Acceptance of Collateral.  As of the Effective Date (as defined in Section(vii), the Assignor hereby sells, transfers, conveys, and assigns (without recourse and, except as set forth herein, representation or warranty) (collectively, the “Assignment”) to the Assignee all of its right, title, and interest, in, to, and under the “Pledged Interests” (as such term is defined in the Pledge Agreement) of the Company (the “Transferred Interests”).  The Assignee, upon the execution of this Assignment of Partnership Interest, hereby accepts from the Assignor the Transferred Interests and agrees to become a successor [limited/general] partner of the Company in the place and stead of the Assignor to the extent of the Transferred Interests and to be bound by the terms and provisions of the Partnership Agreement.

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Filings.  On or as soon as practicable after the Effective Date, the Assignee shall file and record or cause to be filed and recorded with all proper offices or agencies all documents and instruments required to effect the terms herein, if any, including (a) this Assignment of Partnership Interest and (b) any partnership and assumed or fictitious name certificate or certificates and any amendments thereto.

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Future Assurances.  Each of the Assignor and the Assignee mutually agrees to cooperate at all times from and after the date hereof with respect to any of the matters described herein, and to execute such further deeds, bills of sale, assignments, releases, assumptions, notifications or

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other documents as may be reasonably requested for the purpose of giving effect to, evidencing, or giving notice of the assignment evidenced hereby.

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Successors and Assigns.  This Assignment of Partnership Interest shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

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Modification and Waiver.  No supplement, modification, waiver, or termination of this Assignment of Partnership Interest or any provisions hereof shall be binding unless executed in writing by all parties.

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Counterparts.  Any number of counterparts of this Assignment of Partnership Interest may be executed.  Each counterpart will be deemed to be an original instrument and all counterparts taken together will constitute one agreement.  Delivery of an executed counterpart of a signature page to this Assignment of Partnership Interest by facsimile or in pdf format shall be as effective as delivery of a manually executed counterpart of this Assignment of Partnership Interest.

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Execution; Effective Date.  This Assignment of Partnership Interest will be binding and effective and will result in the assignment of the Transferred Interests on the date first written above (the “Effective Date”).

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Governing Law.  This Assignment of Partnership Interest will be governed by the laws of the State of Illinois.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed and delivered.

Assignor

PERNIX GROUP, INC.

By: ______________________________

Name:

Title:

Assignee

By:

______________________________

Name:

Title:

CONSENTED TO AND APPROVED BY:

[___], as the [Limited/General Partner] of [Partnership]

By:____________________________________

Name:

Title:

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EXHIBIT B

FORM OF ACKNOWLEDGMENT OF PLEDGE

[Partnership Letterhead]

ACKNOWLEDGMENT OF PLEDGE

[DATE]

Barrington Bank & Trust Company, National Association

201 South Hough Street

Barrington, Illinois 60010

Attn: William Dierking

Dear Mr. Dierking:

Reference is made to the Partnership Interest Pledge Agreement dated as November 10, 2014 (as amended, restated, supplemented or modified from time to time, the “Pledge Agreement”) by and between the Pernix Group, Inc. (the “Pledgor”), and Barrington Bank & Trust Company, National Association, as Secured Party, and consented to and approved by other parties thereto.  Capitalized terms used but not defined herein have the meanings provided in the Pledge Agreement.

In connection with the pledge of the Pledged Collateral to Barrington Bank & Trust Company, National Association by the Pledgor, the undersigned hereby represents, warrants and agrees with Barrington Bank & Trust Company, National Association as follows:

(a)

It acknowledges the security interest granted to Barrington Bank & Trust Company, National Association pursuant to the Pledge Agreement in the Pledged Interests issued by the undersigned (for the purposes of this Acknowledgment of Pledge, the “Pledged Interest”);

(b)

In accordance with the Pledgor’s instructions, the undersigned has registered on its books and records Barrington Bank & Trust Company, National Association’s security interest in the Pledged Interests; and that no other lien on such Pledged Interests is registered on the books and records of the undersigned;

(c)

The undersigned shall deliver directly to Barrington Bank & Trust Company, National Association at Barrington Bank & Trust Company, National Association’s address set forth above (or such other address as Barrington Bank & Trust Company, National Association provides), any and all instruments and/or certificates evidencing any right, option or

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warrant, and all new, additional or substituted securities issued to, or to be received by, Pledgor by virtue of its ownership of the Pledged Interests issued by the undersigned or upon exercise by Pledgor of any option, warrant or right attached to such Pledged Interest;

(d)

To the extent within the control of the undersigned, the undersigned will not issue any additional partnership interests or securities without the prior written consent of Secured Party;

(e)

The undersigned has not entered into an agreement with any third party to act on such third party’s instructions without further consent of Pledgor with respect to the Pledged Interests; and agrees that it will not enter into any such agreement with any third party concerning any Pledged Interests;

(f)

After the occurrence and during the continuance of an Event of Default, the undersigned shall pay directly to Barrington Bank & Trust Company, National Association any and all cash distributions which might be declared and payable (including any unpaid distributions accrued prior to the date hereof) on any of the Pledged Interests or any of the other Pledged Collateral issued by the undersigned, and which but for the provisions of this letter would be paid to Pledgor;

(g)

At any time upon and during the continuance of an Event of Default, and upon Barrington Bank & Trust Company, National Association’s exercise of applicable remedies pursuant to the Pledge Agreement, upon written instructions from Barrington Bank & Trust Company, National Association, the undersigned shall register the transfer of such Pledged Interests to Barrington Bank & Trust Company, National Association or Barrington Bank & Trust Company, National Association’s nominee, as applicable;

(h)

The Pledged Interests have been duly authorized and validly issued and are not subject to, nor (to the extent within the control of the undersigned) will the undersigned at any time permit it to become subject to, any restrictions governing its issuance, transfer, ownership or control other than those currently set forth in its operating agreement; and

(i)

The undersigned will comply with Barrington Bank & Trust Company, National Association’s instructions relating to the Pledged Interests without the need for further consent from Pledgor provided such instructions are in accordance with the Loan Documents.

The undersigned agrees that, if at any time Barrington Bank & Trust Company, National Association shall determine to exercise its right to sell all or any of the Pledged Collateral issued by the undersigned, the undersigned will, upon Barrington Bank & Trust Company, National Association’s request and at Pledgor’s expense:

(a)

provide Barrington Bank & Trust Company, National Association with such other information and projections as may be necessary or, in Barrington Bank & Trust Company, National Association’s reasonable opinion, advisable to enable Barrington Bank & Trust Company, National Association to effect the sale of such Pledged Collateral;

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(b)

do or cause to be done all such other acts and things as may be necessary to make the sale of such Pledged Collateral or any part thereof valid and binding and in compliance with applicable law; and

(c)

do or cause to be done all such other acts and things as may be necessary to constitute Barrington Bank & Trust Company, National Association or Barrington Bank & Trust Company, National Association’s designees or transferees a [limited/general] partner of the undersigned.

Barrington Bank & Trust Company, National Association is hereby authorized, in connection with any sale of the Pledged Collateral issued by the undersigned, to deliver or otherwise disclose to any prospective purchaser of such Pledged Collateral (i) any information and projections provided to Barrington Bank & Trust Company, National Association pursuant to subsection (a) above and (ii) any other information in Barrington Bank & Trust Company, National Association’s possession relating to the undersigned or such Pledged Collateral.

[Remainder of Page Intentionally Left Blank]

Very truly yours,

[PARTNERSHIP]

By:_________________________________

Name:_______________________________

Title:________________________________

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Exhibit C

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